UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01545

Eaton Vance Special Investment Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders

Annual Report December 31, 2007

EATON VANCE
BALANCED
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Balanced Fund as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Arieh Coll

Portfolio Manager,

Capital Growth Portfolio

Elizabeth S. Kenyon, CFA

Co-Portfolio Manager, Investment

Grade Income Portfolio

Duke E. Laflamme, CFA

Co-Portfolio Manager, Investment

Grade Income Portfolio

Michael R. Mach, CFA

Portfolio Manager,

Large-Cap Value Portfolio

Economic and Market Conditions

•

Broad equity markets finished the year ended December 31, 2007, with respectable gains, despite increased volatility and ongoing concerns regarding the credit and housing markets. Global equities were booming early in 2007 as strong momentum continued from the previous year, but global markets encountered a turbulent second half of the year. Troubles with subprime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in the equity and fixed income markets continued through year end.

Management Discussion

•

The Fund allocates its assets among common stocks and fixed-income securities, with its equity holdings further diversified among growth and value-oriented stocks. This allocation is achieved through the Fund’s investments in two equity Portfolios — Capital Growth Portfolio and Large-Cap Value Portfolio — and a fixed-income Portfolio, Investment Grade Income Portfolio.

•

During the year ended December 31, 2007, management’s selections and allocations within the Fund’s equity holdings — especially within Capital Growth Portfolio — enabled the Fund to outperform its bench -mark indices and Lipper peer group average by a significant margin.

•

At December 31, 2007, the Fund invested approximately 40% of its net assets in Capital Growth Portfolio, which invests in a broadly diversified selection of seasoned securities representing a number of different industries. This Portfolio’s holdings performed well, particularly stocks in the information technology sector, which made the largest contribution to relative returns, led by the communications equipment and semiconductor industries. The industrials sector made a strong contribution, with construction and engineering stocks performing well. The consumer discretionary sector, led by internet and catalog retail stocks and specialty retail stocks, also made a solid contribution to performance. The financials sector detracted somewhat due to stocks held in the struggling capital markets and consumer finance industries.

•

At December 31, 2007, the Fund invested approximately 32% of its net assets in Large-Cap Value Portfolio, which invests primarily in value stocks of large-cap companies. During the period, Portfolio selections in the financials, information technology, industrials, energy and consumer discretionary sectors all outperformed. Stocks in the utilities and materials sectors also made positive contributions to performance. The only detracting sector was health care, which underperformed slightly primarily because of poor returns in the pharmaceuticals industry.

Eaton Vance Balanced Fund

Total Return Performance 12/31/06 – 12/31/07

Fund - Class A (1)	16.10%
Fund - Class B (1)	15.24
Fund - Class C (1)	15.20
S&P 500 Index (2)	5.49
Lehman Brothers U.S. Government/Credit Index (2)	7.23
Lehman Brothers U.S. Aggregate Bond Index (2)	6.97
Lipper Mixed-Asset Target Allocation Growth Average (2)	6.42

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2)  It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. The Lipper Classification return shown is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•    At December 31, 2007, the Fund invested approximately 28% of its net assets in Investment Grade Income Portfolio, which invests primarily in fixed-income securities.(1) During the first half of the period, management kept maturities short in anticipation of rising interest rates. In addition to a defensive duration posture – i.e., remaining less sensitive to interest rate changes – the Portfolio also had a defensive bias in its corporate and mortgage holdings. These strategies were beneficial for the first half of 2007, a period that presented challenges due to rising long-term interest rates and widening credit yield spreads. In the second half of the year, when fixed-income markets became unusually volatile, the Portfolio’s defensive positioning benefited relative performance. However, further widening of credit spreads and a steepening in the yield curve detracted from relative performance to a greater extent. As a result, for the year as a whole, the Portfolio underperformed its primary benchmark, the Lehman Brothers U.S. Government/Credit Index.

(1)  These securities may include preferred stocks, corporate bonds, U.S. Government securities, money market instruments, mortgage-backed securities (including collateralized mortgage obligations) and asset-backed securities (including collateralized debt obligations).

Asset Allocation*

By Fund’s prorated share of each Portfolio’s total investments (net of cash collateral maintained pursuant to the securities lending agreement)

Portfolio Composition

Fixed Income Investments – Allocation*

Equity Investments – Sector Weightings*

* Investments in Capital Growth Portfolio represented approximately 40% of the Fund’s net assets, while Large-Cap Value Portfolio represented approximately 32% of the Fund’s net assets and Investment Grade Income Portfolio represented approximately 28% of the Fund’s net assets as of 12/31/07. The Portfolio’s total investments are reduced by the Eaton Vance Cash Collateral Fund balance, which is maintained pursuant to the securities lending agreement.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Balanced Fund as of December 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged index of common stocks commonly used as a measure of U.S. stock market performance, and the Lehman Brothers U.S. Government/Credit Index, a diversified, unmanaged index of corporate and U.S. government bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index, and the Lehman Brothers U.S. Government/Credit Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance as of 12/31/07(1)	Class A	Class B	Class C
Share Class Symbol	EVIFX	EMIFX	ECIFX
Average Annual Total Returns (at net asset value)
One Year	16.10%	15.24%	15.20%
Five Years	13.77	12.91	12.91
Ten Years	6.20	5.38	5.36
Life of Fund†	9.68	7.68	7.47
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	9.48%	10.24%	14.20%
Five Years	12.45	12.66	12.91
Ten Years	5.57	5.38	5.36
Life of Fund†	9.59	7.68	7.47

†Inception Dates – Class A: 4/1/32; Class B: 11/2/93; Class C: 11/2/93

(1)  Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were included, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C
Expense Ratio	1.18%	1.93%	1.93%

(2)  From the Fund’s prospectus dated 5/1/07.

* Source: Thomson Financial. Class A of the Fund commenced investment operations on 4/1/32. A $10,000 hypothetical investment on 12/31/97 at net asset value in Class B shares and Class C shares would have been valued at $16,897 and $16,866, respectively, on 12/31/07. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Balanced Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Balanced Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual
Class A	$1,000.00	$1,058.10	$5.86
Class B	$1,000.00	$1,052.90	$9.73
Class C	$1,000.00	$1,052.70	$9.78
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.50	$5.75
Class B	$1,000.00	$1,015.70	$9.55
Class C	$1,000.00	$1,015.70	$9.60

*  Expenses are equal to the Fund's annualized expense ratio of 1.13% for Class A shares, 1.88% for Class B shares, and 1.89% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. The Example reflects the expenses of both the Fund and the Portfolios.

4

Eaton Vance Balanced Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investment in Capital Growth Portfolio, at value (identified cost, $90,147,579)	$115,030,967
Investment in Investment Grade Income Portfolio, at value (identified cost, $78,884,095)	79,911,412
Investment in Large-Cap Value Portfolio, at value (identified cost, $68,583,727)	91,420,363
Receivable for Fund shares sold	1,375,042
Total assets	$287,737,784
Liabilities
Payable for Fund shares redeemed	$430,698
Payable to affiliate for distribution and service fees	202,211
Payable to affiliate for administration fee	11,362
Payable to affiliate for Trustees' fees	998
Accrued expenses	116,874
Total liabilities	$762,143
Net Assets	$286,975,641
Sources of Net Assets
Paid-in capital	$232,624,702
Accumulated undistributed net realized gain from Portfolios (computed on the basis of identified cost)	5,405,463
Accumulated undistributed net investment income	198,135
Net unrealized appreciation from Portfolios (computed on the basis of identified cost)	48,747,341
Total	$286,975,641
Class A Shares
Net Assets	$223,779,122
Shares Outstanding	28,125,734
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.96
Maximum Offering Price Per Share (100 ÷ 94.25 of $7.96)	$8.45
Class B Shares
Net Assets	$33,910,811
Shares Outstanding	4,259,397
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.96
Class C Shares
Net Assets	$29,285,708
Shares Outstanding	3,669,384
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.98
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Interest allocated from Portfolios	$4,131,645
Dividends allocated from Portfolios (net of foreign taxes, $19,885)	2,614,579
Securities lending income allocated from Portfolios, net	195,448
Expenses allocated from Portfolios	(1,736,652)
Net investment income from Portfolios	$5,205,020
Expenses
Administration fee	$26,306
Trustees' fees and expenses	3,857
Distribution and service fees Class A	479,756
Class B	317,419
Class C	209,107
Transfer and dividend disbursing agent fees	248,640
Legal and accounting services	58,450
Custodian fee	41,765
Printing and postage	35,020
Registration fees	43,960
Miscellaneous	4,574
Total expenses	$1,468,854
Net investment income	$3,736,166
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$21,009,054
Swap contracts	14,126
Foreign currency transactions	5,935
Net realized gain	$21,029,115
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$10,822,761
Swap contracts	(86,805)
Foreign currency	1,963
Net change in unrealized appreciation (depreciation)	$10,737,919
Net realized and unrealized gain	$31,767,034
Net increase in net assets from operations	$35,503,200

See notes to financial statements
5

Eaton Vance Balanced Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$3,736,166	$3,089,074
Net realized gain from investment transactions, swap contracts and foreign currency transactions	21,029,115	12,950,355
Net change in unrealized appreciation (depreciation) of investments, swap contracts and foreign currency	10,737,919	11,318,912
Net increase in net assets from operations	$35,503,200	$27,358,341
Distributions to shareholders — From net investment income Class A	$(3,683,475)	$(2,511,527)
Class B	(376,364)	(281,470)
Class C	(220,755)	(131,350)
From net realized gain Class A	(17,805,082)	(3,624,747)
Class B	(2,725,420)	(694,532)
Class C	(2,178,500)	(362,843)
Total distributions to shareholders	$(26,989,596)	$(7,606,469)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$58,550,335	$8,554,496
Class B	8,892,302	4,520,431
Class C	13,822,670	3,941,146
Net asset value of shares issued to shareholders in payment of distributions declared Class A	16,033,769	4,589,254
Class B	2,575,079	799,604
Class C	1,986,991	414,028
Cost of shares redeemed Class A	(25,825,828)	(19,387,825)
Class B	(5,851,524)	(7,897,525)
Class C	(3,450,218)	(3,374,681)
Net asset value of shares exchanged Class A	4,499,418	4,641,066
Class B	(4,499,418)	(4,641,066)
Net increase (decrease) in net assets from Fund share transactions	$66,733,576	$(7,841,072)
Net increase in net assets	$75,247,180	$11,910,800

Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
At beginning of year	$211,728,461	$199,817,661
At end of year	$286,975,641	$211,728,461
Accumulated undistributed net investment income included in net assets
At end of year	$198,135	$475,889

See notes to financial statements
6

Eaton Vance Balanced Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2007(1)		2006(1)		2005(1)		2004(1)		2003(1)
Net asset value — Beginning of year	$7.600		$6.900		$6.650		$6.040		$4.990
Income (loss) from operations
Net investment income	$0.137		$0.123		$0.078		$0.070		$0.022
Net realized and unrealized gain	1.067		0.866		0.274		0.623		1.073
Total income from operations	$1.204		$0.989		$0.352		$0.693		$1.095
Less distributions
From net investment income	$(0.158)		$(0.117)		$(0.102)		$(0.083)		$(0.045)
From net realized gain	(0.686)		(0.172)		—		—		—
Total distributions	$(0.844)		$(0.289)		$(0.102)		$(0.083)		$(0.045)
Net asset value — End of year	$7.960		$7.600		$6.900		$6.650		$6.040
Total Return(2)	16.10%		14.47%		5.35%		11.57%		22.04%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$223,779		$163,835		$150,343		$155,088		$139,528
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.15	%(4)	1.18	%(4)	1.20	%(4)	1.21	%(4)	1.25%
Expenses after custodian fee reduction(3)	1.15	%(4)	1.18	%(4)	1.20	%(4)	1.21	%(4)	1.25%
Net investment income	1.69	%(4)	1.69	%(4)	1.19	%(4)	1.13	%(4)	0.40%
Portfolio Turnover of the Capital Growth Portfolio	175%		158%		222%		213%		240%
Portfolio Turnover of the Investment Grade Income Portfolio	130%		93%		66%		71%		65%
Portfolio Turnover of the Large-Cap Value Portfolio	35%		52%		72%		56%		57%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of its corresponding Portfolios' allocated expenses.

(4)  The Adviser voluntarily waived a portion of its investment advisory fees on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements
7

Eaton Vance Balanced Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2007(1)		2006(1)		2005(1)		2004(1)		2003(1)
Net asset value — Beginning of year	$7.600		$6.900		$6.620		$6.000		$4.950
Income (loss) from operations
Net investment income (loss)	$0.076		$0.067		$0.029		$0.023		$(0.019)
Net realized and unrealized gain	1.068		0.867		0.265		0.622		1.072
Total income from operations	$1.144		$0.934		$0.294		$0.645		$1.053
Less distributions
From net investment income	$(0.098)		$(0.062)		$(0.014)		$(0.025)		$(0.003)
From net realized gain	(0.686)		(0.172)		—		—		—
Total distributions	$(0.784)		$(0.234)		$(0.014)		$(0.025)		$(0.003)
Net asset value — End of year	$7.960		$7.600		$6.900		$6.620		$6.000
Total Return(2)	15.24%		13.60%		4.50%		10.63%		21.30%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$33,911		$31,414		$35,406		$39,336		$47,909
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.90	%(4)	1.93	%(4)	1.95	%(4)	1.96	%(4)	2.00%
Expenses after custodian fee reduction(3)	1.90	%(4)	1.93	%(4)	1.95	%(4)	1.96	%(4)	2.00%
Net investment income (loss)	0.94	%(4)	0.92	%(4)	0.44	%(4)	0.37	%(4)	(0.35)%
Portfolio Turnover of the Capital Growth Portfolio	175%		158%		222%		213%		240%
Portfolio Turnover of the Investment Grade Income Portfolio	130%		93%		66%		71%		65%
Portfolio Turnover of the Large-Cap Value Portfolio	35%		52%		72%		56%		57%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of its corresponding Portfolios' allocated expenses.

(4)  The Adviser voluntarily waived a portion of its investment advisory fees on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements
8

Eaton Vance Balanced Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2007(1)		2006(1)		2005(1)		2004(1)		2003(1)
Net asset value — Beginning of year	$7.620		$6.910		$6.630		$6.020		$4.970
Income (loss) from operations
Net investment income (loss)	$0.076		$0.069		$0.029		$0.024		$(0.019)
Net realized and unrealized gain	1.068		0.875		0.266		0.613		1.072
Total income from operations	$1.144		$0.944		$0.295		$0.637		$1.053
Less distributions
From net investment income	$(0.098)		$(0.062)		$(0.015)		$(0.027)		$(0.003)
From net realized gain	(0.686)		(0.172)		—		—		—
Total distributions	$(0.784)		$(0.234)		$(0.015)		$(0.027)		$(0.003)
Net asset value — End of year	$7.980		$7.620		$6.910		$6.630		$6.020
Total Return(2)	15.20%		13.73%		4.43%		10.66%		21.25%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$29,286		$16,480		$14,069		$13,211		$10,344
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.90	%(4)	1.93	%(4)	1.95	%(4)	1.96	%(4)	2.00%
Expenses after custodian fee reduction(3)	1.90	%(4)	1.93	%(4)	1.95	%(4)	1.96	%(4)	2.00%
Net investment income (loss)	0.94	%(4)	0.95	%(4)	0.44	%(4)	0.38	%(4)	(0.35)%
Portfolio Turnover of the Capital Growth Portfolio	175%		158%		222%		213%		240%
Portfolio Turnover of the Investment Grade Income Portfolio	130%		93%		66%		71%		65%
Portfolio Turnover of the Large-Cap Value Portfolio	35%		52%		72%		56%		57%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of its corresponding Portfolios' allocated expenses.

(4)  The Adviser voluntarily waived a portion of its investment advisory fees on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements
9

Eaton Vance Balanced Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to provide current income and long-term growth of capital. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund currently invests all of its investable assets in interests in the following three portfolios managed by Eaton Vance Management (EVM) or its affiliates: Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio (the Portfolios), which are New York trusts. The investment objectives and policies of the Portfolios together are the same as those of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio (83.7%, 63.6% and 1.2%, respectively, at December 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Credit default swaps and swaptions are valued by a broker-dealer (usually the counterparty to the agreement). Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral), affiliated investment companies managed by Boston Management and Research (BMR) and EVM, respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

10

Eaton Vance Balanced Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Ordinary income	$12,394,147	$2,924,347
Long-term capital gains	$14,595,449	$4,682,121

During the year ended December 31, 2007, accumulated undistributed net realized gain was increased by $54,579, accumulated undistributed net investment income was

11

Eaton Vance Balanced Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

increased by $266,674 and paid-in capital was decreased by $321,253 due to differences between book and tax accounting, primarily for premium amortization, foreign currency gain (loss), investments in real estate investment trusts, swap contracts and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$5,094,184
Net unrealized appreciation	$49,256,755

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax accounting for premium amortization, foreign currency transactions, passive foreign investment companies, swap contracts and partnership allocations.

3  Transactions with Affiliates

The Portfolios have engaged BMR, a subsidiary of EVM, to render investment advisory services. For the year ended December 31, 2007, the Fund's allocated portion of the advisory fees paid by the Portfolios was 0.61% of the Fund's average daily net assets and amounted to $1,486,474. EVM serves as the administrator to the Fund and prior to October 22, 2007, received no compensation. Effective October 22, 2007, the administration fee earned by EVM as compensation for administering the business affairs of the Fund is calculated at an annual rate not exceeding 0.10% of the Fund's average daily net assets. EVM has contractually agreed to reduce its administration fee to the extent the combined advisory and administration fees would otherwise exceed the amount of such fees under the fee schedules in place for the Fund and the Portfolios in which it invested as of October 15, 2007. Such contractual fee reduction cannot be terminated or decreased without Trustee and shareholder approval. For the period from October 22, 2007 to December 31, 2007, the administration fee was 0.05% (annualized) of the Fund's average daily net assets and amounted to $26,306. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $16,862 in sub-transfer agent fees. The Fund was informed that EVD, a subsidiary of EVM, received $53,740 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2007 amounted to $479,756 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2007, the Fund paid or accrued to EVD $238,064 and $156,830 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $409,000 and $2,474,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution

12

Eaton Vance Balanced Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2007 amounted to $79,355 and $52,277 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2007, the Fund was informed that EVD received approximately $60, $35,000 and $3,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2007, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Capital Growth Portfolio	$20,844,417	$20,622,093
Investment Grade Income Portfolio	13,097,978	2,247,509
Large-Cap Value Portfolio	33,280,973	6,876,112

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2007	2006
Sales	7,200,327	1,185,340
Issued to shareholders electing to receive payments of distributions in Fund shares	1,997,559	615,509
Redemptions	(3,188,588)	(2,684,141)
Exchange from Class B shares	559,235	638,476
Net increase (decrease)	6,568,533	(244,816)
	Year Ended December 31,
Class B	2007	2006
Sales	1,095,323	627,513
Issued to shareholders electing to receive payments of distributions in Fund shares	320,621	106,723
Redemptions	(728,031)	(1,096,335)
Exchange to Class A shares	(559,285)	(638,487)
Net increase (decrease)	128,628	(1,000,586)
	Year Ended December 31,
Class C	2007	2006
Sales	1,685,853	541,360
Issued to shareholders electing to receive payments of distributions in Fund shares	246,694	55,033
Redemptions	(425,064)	(469,004)
Net increase	1,507,483	127,389

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

13

Eaton Vance Balanced Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance
Special Investment Trust and
Shareholders of Eaton Vance Balanced Fund

We have audited the accompanying statement of assets and liabilities of Eaton Vance Balanced Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), as of December 31, 2007 and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 27, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

14

Eaton Vance Balanced Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified with 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, dividends received deduction for corporations, and capital gains dividends.

Qualified Dividend Income. The Fund designates $1,998,282, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 55.51% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund designates $14,595,449 as a capital gain dividend.

15

Eaton Vance Balanced Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

16

Eaton Vance Balanced Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreements of the Capital Growth Portfolio, the Large-Cap Value Portfolio and the Investment Grade Income Portfolio (the "Portfolios"), the portfolios in which the Eaton Vance Balanced Fund (the "Fund") invests, each with Boston Management and Research (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. For the Capital Growth Portfolio and the Large-Cap Value Portfolio, the Board noted the Advisor's in-house equity research capabilities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

17

Eaton Vance Balanced Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for the Fund as well as the performance for various time periods of the Portfolios. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at various asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

18

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust), Capital Growth Portfolio (CGP), Investment Grade Income Portfolio (IGIP) and Large-Cap Value Portfolio (LCVP) (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC, EVD and EV which are affiliates of the Trust and Portfolios.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of LCVP since 1993; of CGP and IGIP since 2000	President, Chief Executive Officer and Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

19

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust and LCVP since 1998; of CGP and IGIP since 2000	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of CGP	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director – Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 17 registered investment companies managed by EVM or BMR

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust and President of IGIP	Vice President of the Trust since 2006 and President of IGIP since 2002	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust and IGIP	Vice President of the Trust since 2001 and IGIP since 2006	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust and IGIP	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust and LCVP	Vice President of the Trust since 2006 and LCVP since 1999	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

20

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee since 2004. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 18 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of CGP and LCVP	Vice President of the Trust since 2006 and President of CGP and of LCVP since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolios since 2008(2)	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVM, BMR, EVD, EVC and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by Eaton Vance or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of CGP and IGIP since 2000 and of LCVP since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

21

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Capital Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.1%
Security	Shares	Value
Aerospace & Defense — 2.0%
Ceradyne, Inc.(1)	58,000	$2,721,940
		$2,721,940
Biotechnology — 1.1%
Genzyme Corp.(1)	20,000	$1,488,800
		$1,488,800
Capital Markets — 1.6%
LYXOR ETF CAC 40(2)	12,000	$985,831
Merrill Lynch & Co., Inc.	23,000	1,234,640
		$2,220,471
Commercial Banks — 0.4%
Banco Itau Holding Financeira SA ADR	21,338	$551,801
		$551,801
Commercial Services & Supplies — 0.8%
Manpower, Inc.	19,000	$1,081,100
		$1,081,100
Communications Equipment — 3.5%
Research In Motion, Ltd.(1)	42,836	$4,857,602
		$4,857,602
Computer Peripherals — 2.9%
3PAR, Inc.(1)(2)	1,124	$14,387
Apple, Inc.(1)	6,100	1,208,288
Brocade Communications Systems, Inc.(1)	378,000	2,774,520
		$3,997,195
Construction & Engineering — 3.9%
Foster Wheeler, Ltd.(1)	34,900	$5,410,198
		$5,410,198
Consumer Finance — 1.4%
First Marblehead Corp.(2)	83,000	$1,269,900
SLM Corp.	33,000	664,620
		$1,934,520

Security	Shares	Value
Containers & Packaging — 1.7%
Owens-Illinois, Inc.(1)(2)	47,000	$2,326,500
		$2,326,500
Diversified Consumer Services — 0.9%
Corinthian Colleges, Inc.(1)	39,000	$600,600
Sotheby's Holdings, Inc., Class A	17,000	647,700
		$1,248,300
Diversified Telecommunication Services — 0.2%
BigBand Networks, Inc.(1)	595	$3,058
Maxcom Telecomunicaciones SAB de CV ADR(1)	21,543	273,812
		$276,870
Electrical Equipment — 2.5%
JA Solar Holdings Co., Ltd. ADR(1)	49,000	$3,420,690
		$3,420,690
Energy Equipment & Services — 4.1%
Diamond Offshore Drilling, Inc.(2)	29,500	$4,189,000
Solaria Energia y Medio Ambiente SA(1)	45,753	1,428,521
		$5,617,521
Food & Staples Retailing — 1.6%
Shoppers Drug Mart Corp.	31,700	$1,710,666
Susser Holdings Corp.(1)	21,509	440,935
		$2,151,601
Health Care Providers & Services — 1.6%
Healthways, Inc.(1)(2)	23,000	$1,344,120
Henry Schein, Inc.(1)(2)	14,900	914,860
		$2,258,980
Household Durables — 1.4%
Garmin, Ltd.(2)	20,000	$1,940,000
		$1,940,000
Household Products — 1.1%
Energizer Holdings, Inc.(1)	13,000	$1,457,690
		$1,457,690

See notes to financial statements
1

Capital Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Internet & Catalog Retail — 3.4%
Priceline.com, Inc.(1)(2)	40,700	$4,674,802
		$4,674,802
Internet Software & Services — 6.6%
Ariba, Inc.(1)	117,904	$1,314,629
DealerTrack Holdings, Inc.(1)	17,655	590,913
Equinix, Inc.(1)(2)	6,820	689,297
Google Inc., Class A(1)	5,749	3,975,319
SAVVIS, Inc.(1)(2)	35,000	976,850
Skillsoft PLC ADR(1)	36,000	344,160
Switch and Data Facilities Co.(1)(2)	40,414	647,432
VeriSign, Inc.(1)	14,000	526,540
		$9,065,140
IT Services — 4.8%
Affiliated Computer Services, Inc.(1)	37,000	$1,668,700
Euronet Worldwide, Inc.(1)(2)	51,000	1,530,000
MasterCard, Inc., Class A(2)	16,000	3,443,200
		$6,641,900
Machinery — 2.9%
Flowserve Corp.	17,500	$1,683,500
Joy Global, Inc.	12,000	789,840
Titan International, Inc.(2)	48,000	1,500,480
		$3,973,820
Marine — 0.5%
American Commercial Lines, Inc.(1)(2)	42,000	$682,080
		$682,080
Media — 0.2%
Live Nation, Inc.(1)	19,000	$275,880
		$275,880
Metals & Mining — 8.3%
Century Aluminum Co.(1)	12,000	$647,280
Companhia Vale do Rio Doce ADR(2)	18,000	588,060
Gammon Gold, Inc.(1)(2)	300,313	2,405,507
Golden Star Resources, Ltd.(1)	885,000	2,796,600
Harry Winston Diamond Corp.(2)	13,060	426,540
Roca Mines, Inc.(1)	95,770	300,813

Security	Shares	Value
Metals & Mining (continued)
Thompson Creek Metals Co., Inc.(1)	241,256	$4,150,693
Western Copper Corp.(1)	85,000	98,181
		$11,413,674
Oil, Gas & Consumable Fuels — 12.2%
Arch Coal, Inc.	16,996	$763,630
CNX Gas Corp.(1)(2)	24,000	766,800
CONSOL Energy, Inc.	10,927	781,499
Goodrich Petroleum Corp.(1)(2)	79,516	1,798,652
Hess Corp.	58,200	5,870,052
Massey Energy Co.	42,444	1,517,373
Patriot Coal Corp.(1)(2)	1,400	58,436
Peabody Energy Corp.	25,971	1,600,852
Quicksilver Resources, Inc.(1)(2)	42,000	2,502,780
Rosetta Resources, Inc.(1)	36,000	713,880
SandRidge Energy, Inc.(1)(2)	11,451	410,633
		$16,784,587
Personal Products — 1.1%
Bare Escentuals, Inc.(1)(2)	56,000	$1,358,000
Herbalife, Ltd.	3,278	132,038
		$1,490,038
Pharmaceuticals — 5.4%
Abbott Laboratories	17,600	$988,240
Adams Respiratory Therapeutics, Inc.(1)(2)	8,500	507,790
Elan Corp. PLC ADR(1)	115,000	2,527,700
Ipsen SA	7,300	440,220
Perrigo Co.	21,000	735,210
Shire PLC ADR	31,700	2,185,715
		$7,384,875
Real Estate Investment Trusts (REITs) — 4.6%
Annaly Capital Management, Inc.(2)	327,824	$5,959,840
MFA Mortgage Investments, Inc.(2)	41,590	384,708
		$6,344,548

See notes to financial statements
2

Capital Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Real Estate Management & Development — 0.4%
Xinyuan Real Estate Co., Ltd., Sponsored ADR(1)	41,451	$589,848
		$589,848
Semiconductors & Semiconductor Equipment — 6.1%
Atheros Communications, Inc.(1)	54,400	$1,661,376
Cavium Networks, Inc.(1)(2)	1,080	24,862
Intersil Corp., Class A	50,000	1,224,000
Marvell Technology Group, Ltd.(1)	45,000	629,100
MEMC Electronic Materials, Inc.(1)	54,000	4,778,460
		$8,317,798
Software — 0.5%
Nintendo Co., Ltd.	1,200	$704,582
		$704,582
Textiles, Apparel & Luxury Goods — 1.8%
CROCS, Inc.(1)(2)	67,500	$2,484,675
		$2,484,675
Thrifts & Mortgage Finance — 1.0%
BankUnited Financial Corp., Class A(2)	11,859	$81,827
MGIC Investment Corp.(2)	56,000	1,256,080
		$1,337,907
Wireless Telecommunication Services — 2.6%
Millicom International Cellular SA(1)(2)	19,868	$2,343,232
NII Holdings, Inc., Class B(1)	24,381	1,178,090
		$3,521,322
Total Common Stocks (identified cost $100,577,799)		$130,649,255

Short-Term Investments — 34.8%
Description	Shares/ Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 4.99%(3)(4)	41,055	$41,055,127
Investment in Cash Management Portfolio, 4.58%(4)	$6,705	6,705,370
Total Short-Term Investments (identified cost $47,760,497)		$47,760,497
Total Investments — 129.9% (identified cost $148,338,296)		$178,409,752
Other Assets, Less Liabilities — (29.9)%		$(41,013,135)
Net Assets — 100.0%		$137,396,617

ADR - American Depository Receipt

ETF - Exchange Traded Fund

(1)  Non-income producing security.

(2)  All or a portion of this security was on loan at December 31, 2007.

(3)  The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2007. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2007.

See notes to financial statements
3

Capital Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Unaffiliated investments, at value including $39,589,297 of securities on loan (identified cost, $100,577,799)	$130,649,255
Affiliated investments, at value (identified cost, $47,760,497)	47,760,497
Cash	16,801
Dividends and interest receivable	140,696
Interest receivable from affiliated investment	27,265
Securities lending income receivable	20,512
Total assets	$178,615,026
Liabilities
Collateral for securities loaned	$41,055,127
Payable to affiliate for investment advisory fee	67,712
Payable to affiliate for Trustees' fees	1,939
Accrued expenses	93,631
Total liabilities	$41,218,409
Net Assets applicable to investors' interest in Portfolio	$137,396,617
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$107,325,187
Net unrealized appreciation (computed on the basis of identified cost)	30,071,430
Total	$137,396,617

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends (net of foreign taxes, $12,261)	$1,031,033
Interest	215
Securities lending income, net	163,778
Interest income allocated from affiliated investment	664,775
Expenses allocated from affiliated investment	(63,127)
Total investment income	$1,796,674
Expenses
Investment adviser fee	$665,974
Trustees' fees and expenses	7,916
Custodian fee	86,775
Legal and accounting services	59,753
Miscellaneous	4,449
Total expenses	$824,867
Net investment income	$971,807
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$24,558,709
Foreign currency transactions	8,541
Net realized gain	$24,567,250
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$4,725,380
Foreign currency	(10)
Net change in unrealized appreciation (depreciation)	$4,725,370
Net realized and unrealized gain	$29,292,620
Net increase in net assets from operations	$30,264,427

See notes to financial statements
4

Capital Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$971,807	$846,456
Net realized gain from investment and foreign currency transactions	24,567,250	10,837,902
Net change in unrealized appreciation (depreciation) of investments and foreign currency	4,725,370	8,560,631
Net increase in net assets from operations	$30,264,427	$20,244,989
Capital transactions — Contributions	$25,178,268	$9,533,505
Withdrawals	(23,327,100)	(37,573,945)
Net increase (decrease) in net assets from capital transactions	$1,851,168	$(28,040,440)
Net increase (decrease) in net assets	$32,115,595	$(7,795,451)
Net Assets
At beginning of year	$105,281,022	$113,076,473
At end of year	$137,396,617	$105,281,022

See notes to financial statements
5

Capital Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2007	2006		2005		2004		2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	0.76%	0.76	%(1)	0.75	%(1)	0.77	%(1)	0.73%
Net investment income (loss)	0.84%	0.80%		0.24%		(0.08)%		(0.45)%
Portfolio Turnover	175%	158%		222%		213%		240%
Total Return	31.07%	19.52%		3.32%		14.79	%(2)	31.99%
Net assets, end of year (000's omitted)	$137,397	$105,281		$113,076		$102,319		$88,195

(1)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2006 and 2004 and equal to 0.01% of average daily net assets for the year ended December 31, 2005).

(2)  The net realized gain on disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return.

See notes to financial statements
6

Capital Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Capital Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to seek growth of capital. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2007, the Eaton Vance Balanced Fund held an 83.7% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order

7

Capital Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio's average daily net assets up to and including $170 million and 0.50% of average daily net assets over $170 million and is payable monthly. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended December 31, 2007, the Portfolio's advisory fee totaled $726,312 of which $60,338 was allocated from Cash Management and $665,974 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred

8

Capital Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Compensation Plan. For the year ended December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $186,873,516 and $186,093,883, respectively, for the year ended December 31, 2007.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2007, as determined on a federal tax income tax basis, were as follows:

Aggregate cost	$148,416,019
Gross unrealized appreciation	$32,659,772
Gross unrealized depreciation	(2,666,039)
Net unrealized appreciation	$29,993,733

The net unrealized depreciation on foreign currency at December 31, 2007 on a federal income tax basis was $26.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $1,320,126 for the year ended December 31, 2007. At December 31, 2007, the value of the securities loaned and the value of the collateral amounted to $39,589,297 and $41,055,127, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

9

Capital Growth Portfolio as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Capital Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Capital Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the year then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. The statement of changes in net assets and supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated February 27, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Capital Growth Portfolio as of December 31, 2007, and the results of its operations, the changes in its net assets, and the supplementary data for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

10

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Investment Adviser of
Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Balanced Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Balanced Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

162-2/08  BALSRC

Annual Report December 31, 2007

EATON VANCE
INVESTMENT
GRADE
INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERYOF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGSAND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Investment Grade Income Fund as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Elizabeth S. Kenyon, CFA

Co-Portfolio Manager

Duke E. Laflamme, CFA

Co-Portfolio Manager

Economic and Market Conditions

• During 2007, the U.S. economy grew at a moderate pace of 2.2%, but weakened in the fourth quarter of the year, based on preliminary estimates. Unemployment moved up from 4.4% in December 2006, to 4.7% in July 2007, finishing higher at 5.0% in December 2007. Inflation also increased due to sharply higher food and energy prices. For 2007, the Consumer Price Index rose 4.1%, compared to 2.5% for 2006.

• The overarching issue affecting the financial markets in 2007 was the credit crunch that initially began as a crisis in the sub prime mortgage market. The resulting downturn in the housing market weakened the economy, as consumers (already affected by high energy prices) became overburdened with a combination of reduced home equity and higher mortgage payments.

• Lending institutions responded by significantly tightening both corporate and consumer underwriting standards, and their reluctance to extend credit to the consumer threatened to turn what had begun as a financial sector issue into a problem for the overall economy. In the fixed-income markets, credit yield spreads — the difference between yields on Treasuries and non-Treasury bonds — widened, Treasuries rallied in a flight to quality, and the yield curve steepened.

• The U.S. Federal Reserve (the “Fed”) responded in the third and fourth quarters of 2007 by lowering the Fed Funds rate by a total of 100 basis points, or 1.0%, the first reductions since June 2003. The Fed also lowered the Discount Rate by a total of 150 basis points, or 1.5%.

Management Discussion

• The Fund invests its assets in Investment Grade Income Portfolio (the Portfolio), a separate open-end investment company that has the same objectives and policies as the Fund. The Portfolio’s investments may include preferred stocks, corporate bonds, U.S. Government securities, money market instruments, mortgage-backed securities (including collateralized mortgage obligations), and asset-backed securities (including collateralized debt obligations).

• During the first three months of the period, management kept maturities short in anticipation of rising interest rates. In addition to a defensive duration posture — i.e., remaining less sensitive to interest-rate changes — the Portfolio also had a defensive bias in its corporate and mortgage holdings. These strategies were beneficial from the Fund’s inception on March 21, 2007 through June 30, 2007, a period that presented challenges due to rising long-term interest rates and widening credit yield spreads.

• In the second half of the year, when fixed-income markets became unusually volatile, the Portfolio’s defensive positioning benefited relative performance. However, further widening of credit spreads and a steepening in the yield curve detracted from relative performance to a greater extent. As a result, for the year as a whole, the Portfolio underperformed its primary benchmark, the Lehman Brothers U.S. Government/Credit Index.(2)

Total Return Performance 3/21/07* – 12/31/07

Eaton Vance Investment Grade Income Fund(1)	3.80%
Lehman Brothers U.S. Government/Credit Index(2)	5.14
Lehman Brothers U.S. Aggregate Bond Index(2)	4.91

*Inception of Fund.

(1)     Class I shares generally have no sales charge. Absent an expense reimbursement by the administrator, the returns would be lower.

(2)     It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Investment Grade Income Fund as of December 31, 2007

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I of the Fund with that of the Lehman Brothers U.S. Government/Credit Index, a broad-based, unmanaged index of U.S. government and corporate fixed-income securities. The lines on the graph represent the total returns of a hypothetical investment of $250,000 in each of Class I of the Fund and the Lehman Brothers U.S. Government/Credit Index. Class I total returns are presented at net asset value. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1) Symbol	EIGIX

SEC Average Annual Total Return
Life of Fund†	3.80%

†Inception Date – 3/21/07

(1) Class I shares generally have no sales charge. Absent an expense reimbursement by the administrator, the return would be lower.

Total Annual
Operating Expenses(2)

Gross Expense Ratio	0.80%
Net Expense Ratio	0.70%

(2) Source: Prospectus dated 5/1/07. Net Expense Ratio reflects a contractual expense limitation that continues through April 30, 2008. Thereafter, the limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

*Source: Lehman Brothers. The Fund commenced investment operations on 3/21/07.

It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Portfolio Composition

Asset Allocation(3)

By net assets (excluding cash collateral maintained pursuant to the securities lending agreement)

(3) As a percentage of Portfolio net assets at 12/31/07.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance Investment Grade Income Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Investment Grade Income Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual
Class I	$1,000.00	$1,045.40	$3.87	**
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,021.40	$3.82	**

*  Expenses are equal to the Fund's annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

** Absent an expense reimbursement by the administrator the expenses would have been lower.

3

Eaton Vance Investment Grade Income Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investment in Investment Grade Income Portfolio, at value (identified cost, $2,766,828)	$2,803,401
Receivable for Fund shares sold	220
Receivable from the Administrator	33,605
Total assets	$2,837,226
Liabilities
Accrued expenses	$32,190
Total liabilities	$32,190
Net Assets	$2,805,036
Sources of Net Assets
Paid-in capital	$2,775,739
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(10,815)
Accumulated undistributed net investment income	3,539
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	36,573
Total	$2,805,036
Class I Shares
Net Assets	$2,805,036
Shares Outstanding	280,305
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.01

Statement of Operations

For the Period Ended
December 31, 2007(1)

Investment Income
Interest allocated from Portfolio	$130,821
Dividends allocated from Portfolio	6,273
Securities lending income allocated from Portfolio, net	1,500
Expenses allocated from Portfolio	(19,468)
Net investment income from Portfolio	$119,126
Expenses
Registration fees	$47,815
Legal and accounting services	21,887
Custodian fee	6,793
Printing and postage	5,560
Transfer and dividend disbursing agent fees	1,363
Miscellaneous	3,053
Total expenses	$86,471
Deduct — Reimbursement of expenses by the Administrator	$85,556
Total expense reductions	$85,556
Net expenses	$915
Net investment income	$118,211
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(11,207)
Credit default swap contracts	143
Net realized loss	$(11,064)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$35,918
Credit default swap contracts	655
Net change in unrealized appreciation (depreciation)	$36,573
Net realized and unrealized gain	$25,509
Net increase in net assets from operations	$143,720

(1)  For the period from the start of business, March 21, 2007, to December 31, 2007.

See notes to financial statements
4

Eaton Vance Investment Grade Income Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended December 31, 2007(1)
From operations — Net investment income	$118,211
Net realized loss from investment transactions and credit default swap contracts	(11,064)
Net change in unrealized appreciation from investments and credit default swap contracts	36,573
Net increase in net assets from operations	$143,720
Distributions to shareholders — From net investment income	$(126,590)
Tax Return of Capital	(2,153)
Total distributions to shareholders	$(128,743)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$5,261,872
Net asset value of shares issued to shareholders in payment of distributions declared	90,471
Cost of shares redeemed	(2,562,284)
Net increase in net assets from Fund share transactions	$2,790,059
Net increase in net assets	$2,805,036
Net Assets
At beginning of period	$—
At end of period	$2,805,036
Accumulated undistributed net investment income included in net assets
At end of period	$3,539

(1)  For the period from the start of business, March 21, 2007, to December 31, 2007.

See notes to financial statements
5

Eaton Vance Investment Grade Income Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Period Ended December 31, 2007(1)(2)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment income	$0.338
Net realized and unrealized gain	0.041
Total income from operations	$0.379
Less distributions
From net investment income	$(0.363)
Tax Return of Capital	(0.006)
Total distributions	$(0.369)
Net asset value — End of period	$10.010
Total Return(3)	3.80	%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2,805
Ratios (As a percentage of average daily net assets):
Net expenses(4)(5)	0.75	%(6)
Net investment income	4.35	%(6)
Portfolio Turnover of the Portfolio	130%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, March 21, 2007, to December 31, 2007.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The Administrator reimbursed certain operating expenses (equal to 2.47% of average daily net assets for the period from the start of business, March 21, 2007, to December 31, 2007). Absent this reimbursement, total return would be lower.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  Not annualized.

See notes to financial statements
6

Eaton Vance Investment Grade Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Investment Grade Income Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on March 21, 2007. The Fund offers Class I shares, which are sold at net asset value and are not subject to a sales charge. The Fund invests all of its investable assets in interests in the Investment Grade Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (2.2% at December 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $10,854 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015.

Additionally, at December 31, 2007, the Fund had a net capital loss of $4,884 attributable to security transactions incurred after October 31, 2007. This net capital loss is treated as arising on the first day of the Fund's taxable year ending December 31, 2008.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund's initial year of operations from March 21, 2007 to December 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

7

Eaton Vance Investment Grade Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the period from the start of business, March 21, 2007, to December 31, 2007 was as follows:

Distributions declared from:
Ordinary income	$126,590
Tax Return of Capital	2,153

During the period from the start of business, March 21, 2007, to December 31, 2007, accumulated net realized loss was decreased by $249, accumulated undistributed net investment income was increased by $11,918, and paid-in capital was decreased by $12,167 due to differences between book and tax accounting, primarily for paydown gain (loss), premium amortization and swap contracts.

These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October loss	$(15,738)
Unrealized appreciation (depreciation)	$45,035

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, premium amortization and swap contracts.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Prior to October 22, 2007, EVM agreed to reimburse the Fund's expenses to the extent that total annual Fund operating expenses exceeded 0.76% of the Fund's average daily net assets. Effective October 22, 2007, EVM has agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 0.70% of the Fund's average daily net assets. This expense reimbursement will continue through April 30, 2008. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM reimbursed $85,556 of the Fund's operating expenses for the period from the start of business, March 21, 2007, to December 31, 2007. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the period from the start of business, March 21, 2007, to December 31, 2007, EVM received $12 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

8

Eaton Vance Investment Grade Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Investment Transactions

For the period from the start of business, March 21, 2007, to December 31, 2007, increases and decreases in the Fund's investment in the Portfolio aggregated $5,261,652 and $2,602,886, respectively.

5  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class I	Period Ended December 31, 2007(1)
Sales	528,398
Issued to shareholders electing to receive payments of distributions in Fund shares	9,162
Redemptions	(257,255)
Net Increase	280,305

(1)  For the period from the start of business, March 21, 2007, to December 31, 2007.

6  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

9

Investment Grade Income Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Investment Grade Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Investment Grade Income Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, March 21, 2007, to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Investment Grade Income Fund as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, March 21, 2007, to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

10

Eaton Vance Investment Grade Income Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulation, shareholders must be notified with 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

11

Investment Grade Income Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Corporate Bonds — 24.8%
Security	Principal Amount (000's omitted)	Value
Appliances — 0.3%
Whirlpool Corp., 6.125%, 6/15/11	$320	$333,513
		$333,513
Banks — 0.6%
National Australia Bank, Series A, 8.60%, 5/19/10	$690	$745,829
		$745,829
Beverages — 0.7%
Anheuser-Busch Cos., Inc., 6.45%, 9/1/37	$750	$815,730
		$815,730
Building and Development — 0.2%
K. Hovnanian Enterprises, 6.50%, 1/15/14	$300	$211,500
		$211,500
Diversified Manufacturing — 1.2%
Ingersoll-Rand Co., 6.48%, 6/1/25	$69	$70,775
Ingersoll-Rand Co., MTN, 6.015%, 2/15/28	1,310	1,396,182
Ingersoll-Rand Co., MTN, 6.13%, 11/18/27	90	96,169
		$1,563,126
Drugs — 0.9%
Abbott Laboratories, 5.60%, 5/15/11	$750	$777,326
Merck & Co., Inc., MTN, 5.76%, 5/3/37	335	359,312
		$1,136,638
Financial Services — 7.6%
American General Finance Corp., 5.40%, 12/1/15	$1,475	$1,362,348
Associates Corp., N.A., 5.96%, 5/15/37	30	31,336
Bunge, Ltd. Finance Corp., 5.10%, 7/15/15	460	436,348
CIT Group, Inc., 5.80%, 10/1/36	965	838,309
Countrywide Home Loan, 4.125%, 9/15/09	1,100	807,168
HSBC Finance Corp., 5.25%, 1/14/11	775	775,274
IBM International Group Capital, 5.05%, 10/22/12	810	826,008
JP Morgan Chase & Co., 5.15%, 10/1/15	1,175	1,135,058
Lehman Brothers Holdings, Inc., 7.00%, 2/1/08	500	500,346
Merrill Lynch & Co., 5.70%, 5/2/17	785	749,505
Merrill Lynch & Co., MTN, 5.10%, 1/31/08(1)	260	259,901

Security	Principal Amount (000's omitted)	Value
Financial Services (continued)
Morgan Stanley, 3.875%, 1/15/09	$945	$935,512
Washington Mutual, Inc., 4.00%, 1/15/09	895	842,978
		$9,500,091
Foods — 3.2%
ConAgra Foods, Inc., 6.70%, 8/1/27	$1,225	$1,292,437
Delhaize Group, 6.50%, 6/15/17	500	512,412
General Mills, Inc., 5.65%, 9/10/12	180	183,124
General Mills, Inc., 5.70%, 2/15/17	525	519,278
Kroger Co., 6.80%, 4/1/11	595	626,626
McDonald's Corp., 5.80%, 10/15/17	865	897,271
		$4,031,148
Health Services — 0.4%
Laboratory Corp. of America, 5.50%, 2/1/13	$545	$531,484
		$531,484
Household Products — 0.8%
Procter and Gamble Co., 4.95%, 8/15/14	$990	$1,004,624
		$1,004,624
Lodging and Gaming — 0.2%
MGM Mirage, Inc., 8.50%, 9/15/10	$300	$312,750
		$312,750
Medical Products — 1.0%
Beckman Coulter, Inc., 7.05%, 6/1/26	$1,200	$1,262,873
		$1,262,873
Oil & Gas-U.S. Exploration & Production — 0.6%
XTO Energy, Inc., 6.25%, 8/1/17	$685	$719,943
		$719,943
Oil & Gas-Equipment and Services — 1.9%
Burlington Resources, 9.875%, 6/15/10	$635	$712,538
Northwest Natural Gas, MTN, 6.65%, 11/10/27	1,570	1,682,461
		$2,394,999
Retail-Department Stores — 0.4%
Federated Retail Holding, 5.90%, 12/1/16	$500	$471,695
		$471,695

See notes to financial statements
12

Investment Grade Income Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Retail-Drug Stores — 0.5%
CVS Caremark Corp., 5.75%, 6/1/17	$640	$645,280
		$645,280
Super Regional Banks — 2.9%
Bank of America Corp., 5.49%, 3/15/19	$750	$718,150
SunTrust Banks, 6.00%, 1/15/28	1,990	1,990,953
Wells Fargo Bank, N.A., 6.45%, 2/1/11	905	958,114
		$3,667,217
Telecommunications — 0.2%
Harris Corp., 6.35%, 2/1/28	$225	$225,296
		$225,296
Tobacco — 0.5%
Altria Group, Inc., 7.65%, 7/1/08	$655	$665,607
		$665,607
Utilities — 0.7%
Georgia Power Co., 5.70%, 6/1/17	$865	$889,746
		$889,746
Total Corporate Bonds (identified cost $31,320,630)		$31,129,089
Agency Mortgage-Backed Securities — 19.2%
Security	Principal Amount (000's omitted)	Value
FHLMC, Gold Pool #B10129, 3.50%, 10/1/18	$689	$650,612
FHLMC, Gold Pool #E00421, 6.00%, 3/1/11	77	78,883
FHLMC, Gold Pool #E00598, 5.50%, 12/1/13	510	519,903
FHLMC, Gold Pool #E00617, 5.50%, 1/1/14	824	839,429
FHLMC, Gold Pool #G18176, 5.00%, 4/1/22	4,672	4,677,547
FHLMC, PAC CMO, Series 1564-H, 6.50%, 8/15/08	11	11,504
FHLMC, PAC CMO, Series 1626-PT, 6.00%, 12/15/08	139	139,010
FHLMC, PAC CMO, Series 1758-G, 5.50%, 10/15/09	68	67,748
FHLMC, PAC CMO, Series 2534-HG, 4.50%, 4/15/16	605	601,805
FNMA, PAC CMO, Series 1993-211-PJ, 6.00%, 11/25/08	55	55,183
FNMA, Pool #256673, 5.50%, 4/1/37	7,188	7,180,383
FNMA, Pool #448183, 5.50%, 10/1/13	96	97,827
FNMA, Pool #535454, 6.00%, 2/1/15	182	186,366

Security	Principal Amount (000's omitted)	Value
FNMA, Pool #545937, 6.00%, 6/1/14	$166	$170,360
FNMA, Pool #545948, 6.00%, 12/1/14	120	122,461
FNMA, Pool #918109, 5.00%, 5/1/37	7,399	7,219,623
GNMA, PAC CMO, Series 1998-14-PH, 6.50%, 6/20/28	987	1,034,880
GNMA, Pool #781412, 6.50%, 2/15/17	439	453,879
Total Agency Mortgage-Backed Securities (identified cost $23,902,921)		$24,107,403
Commercial Mortgage-Backed Securities — 11.9%
Security	Principal Amount (000's omitted)	Value
CSFB, Series 2003-C3, Class A2, 2.843%, 5/15/38	$831	$824,596
CSFB, Series 2003-C5, Class A2, 3.808%, 12/15/36	1,039	1,030,048
FUCMT, Series 1999-C1, Class A2, 6.07%, 10/15/35	1,337	1,341,246
GECMC, Series 2002-2A, Class A2, 4.97%, 8/11/36	811	818,292
GSMSC, Series 2001-Rock, Class A2FL, 5.585%, 5/3/18(1)	2,000	2,019,326
L-UCMT, Series 2002-C4, Class A3, 4.071%, 9/15/26	386	382,555
L-UCMT, Series 2004-C6, Class A6, 5.02%, 8/15/29	940	942,752
L-UCMT, Series 2004-C8, Class A3, 4.435%, 12/15/29	910	905,184
MLMT, Series 2003-Key1, Class A3, 4.893%, 11/12/35	1,405	1,413,063
MLMT, Series 2005-MCP1, Class AM, 4.805%, 6/12/43	1,225	1,157,482
MLMT, Series 2006-2, Class A4, 5.909%, 6/12/46(1)	1,165	1,218,055
NASC, Series 1998-D6, Class A1B, 6.59%, 3/15/30	602	603,721
WBCMT, Series 2003-C4, Class A2, 4.566%, 4/15/35	994	987,062
WBCMT, Series 2005-C17, Class A4, 5.083%, 3/15/42	1,350	1,321,004
Total Commercial Mortgage- Backed Securities (identified cost $14,730,864)		$14,964,386

See notes to financial statements
13

Investment Grade Income Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Asset-Backed Securities — 1.8%
Security	Principal Amount (000's omitted)	Value
CHAIT, Series 2007-A15, Class A, 4.96%, 9/17/12	$1,105	$1,123,699
USAOT, Series 2007-2, Class A2, 5.04%, 4/15/10	1,105	1,108,156
Total Asset-Backed Securities (identified cost $2,209,875)		$2,231,855
U.S. Government Obligations — 7.4%
Security	Principal Amount (000's omitted)	Value
FHLB, 4.125%, 2/15/08	$1,000	$999,368
FHLB, 5.25%, 1/14/09	2,710	2,744,937
FNMA, 4.875%, 12/15/16(2)	5,365	5,525,092
Total U.S. Government Obligations (identified cost $8,911,255)		$9,269,397
U.S. Treasury Obligations — 23.4%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bond, 4.50%, 2/15/36(2)	$3,500	$3,518,868
U.S. Treasury Bond, 6.00%, 2/15/26	625	739,844
U.S. Treasury Bond, 6.25%, 8/15/23	3,500	4,191,527
U.S. Treasury Bond, 6.375%, 8/15/27	7,000	8,690,643
U.S. Treasury Inflation Index Note, 2.00%, 1/15/14(2)	3,392	3,504,452
U.S. Treasury Note, 4.25%, 11/15/13(2)	1,500	1,555,665
U.S. Treasury Note, 4.25%, 11/15/17	150	152,660
U.S. Treasury Note, 4.625%, 2/15/17	6,800	7,111,318
Total U.S. Treasury Obligations (identified cost $27,818,206)		$29,464,977
Preferred Securities — 4.4%
Security	Shares	Value
Banks — 1.1%
Zion Capital Trust B, 8.00%, 9/1/32	58,000	$1,424,287
		$1,424,287

Security	Shares	Value
Financial Services — 1.5%
Federal Home Loan Mortgage Corp., Series V, 5.57%	60,000	$1,155,000
PPTT 2006-A GS, Class A, 8.043%(1)(3)(7)	8,000	808,393
		$1,963,393
Insurance — 1.6%
RAM Holdings, Ltd., Series A, 7.50%, 12/15/66(1)	2,000	$1,965,750
		$1,965,750
Thrifts & Mortgage Finance — 0.2%
Indymac Bank FSB, 8.50%, 5/29/49(3)	21,150	$230,006
		$230,006
Total Preferred Securities (identified cost $6,224,644)		$5,583,436
Interest Rate Swaptions — 0.2%
Description	Notional Amount	Value
Options to receive 3-month USD-LIBOR-BBA Rate and pay 5.293%, expires 2/13/08	$5,500,000	$4,895
Options to receive 3-month USD-LIBOR-BBA Rate and pay 5.422%, expires 8/13/08	6,000,000	123,300
Options to receive 3-month USD-LIBOR-BBA Rate and pay 5.44%, expires 2/11/09	3,500,000	129,815
Total Interest Rate Swaptions (identified cost $461,054)		$258,010
Short-Term Investments — 16.6%
Commercial Paper — 3.2%
Security	Principal Amount (000's omitted)	Value
Barton Capital Corp., 5.75%, 1/15/08(6)	$1,000	$997,764
Kittyhawk Funding, 5.47%, 1/25/08(6)	400	398,541
Old Line Funding LLC, 5.65%, 2/15/08(6)	500	496,469
Ranger Funding Co., LLC, 5.10%, 1/23/08(6)	750	747,663
Ranger Funding Co., LLC, 5.51%, 3/5/08(6)	500	495,102
Yorktown Capital, LLC, 5.55%, 1/28/08(6)	879	875,341
Total Commercial Paper (identified cost $4,010,880)		$4,010,880

See notes to financial statements
14

Investment Grade Income Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Other Short-Term Investments — 13.4%
Description	Shares/Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 4.99%(4)(5)	13,225	$13,225,413
Investment in Cash Management Portfolio, 4.58%(5)	$3,626	3,625,791
Total Other Short-Term Investments (identified cost $16,851,204)		$16,851,204
Total Short-Term Investments (identified cost $20,862,084)		$20,862,084
Total Investments — 109.7% (identified cost $136,441,533)		$137,870,637
Other Assets, Less Liabilities — (9.7)%		$(12,167,672)
Net Assets — 100.0%		$125,702,965

CHAIT - Chase Issuance Trust

CMO - Collateralized Mortgage Obligations

CSFB - Credit Suisse First Boston

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

FNMA - Federal National Mortgage Association (Fannie Mae)

FUCMT - First Union Commercial Mortgage Trust

GECMC - General Electric Commercial Mortgage Corporation

GNMA - Government National Mortgage Association (Ginnie Mae)

GSMSC - Goldman Sachs Mortgage Securities Corporation II

L-UCMT - LB-UBS Commercial Mortgage Trust

MLMT - Merrill Lynch Mortgage Trust

MTN - Medium-Term Note

NASC - Nomura Asset Securities Corporation

PAC - Planned Amortization Class

PPTT - Preferred Pass-Through Trust 2006

USAOT - USAA Auto Owner Trust

WBCMT - Wachovia Bank Commercial Mortgage Trust

(1)  Variable rate security. The stated interest rate represents the rate in effect at December 31, 2007.

(2)  All or a portion of this security was on loan at December 31, 2007.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate value of the securities is $1,038,399 or 0.83% of the Portfolio's net assets.

(4)  The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan as of December 31, 2007. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(5)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2007.

(6)  A security which has been issued under section 4(2) of the Securities Act of 1933 and is generally regarded as restricted and illiquid. This security may be resold in transactions exempt from registration or to the public if the security is registered. All such securities held are deemed liquid based on criteria and procedures authorized by the Trustees.

(7)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund.

See notes to financial statements
15

Investment Grade Income Portfolio as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Unaffiliated investments, at value including $12,924,859 of securities on loan (identified cost, $119,590,329)	$121,019,433
Affiliated investments, at value (identified cost, $16,851,204)	16,851,204
Cash	8,571
Dividends and interest receivable	1,277,914
Interest receivable from affiliated investments	14,204
Securities lending income receivable	12,322
Receivable for open credit default swap contracts	15,339
Total assets	$139,198,987
Liabilities
Collateral for securities loaned	$13,225,413
Payable to affiliate for investment advisory fee	44,835
Payable to affiliate for Trustees' fees	2,533
Payable for open credit default swap contracts	142,478
Accrued expenses	80,763
Total liabilities	$13,496,022
Net Assets applicable to investors' interest in Portfolio	$125,702,965
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$124,401,000
Net unrealized appreciation (computed on the basis of identified cost)	1,301,965
Total	$125,702,965

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Interest	$5,550,735
Dividends	254,155
Securities lending income, net	70,340
Interest income allocated from affiliated investments	191,712
Expenses allocated from affliated investments	(18,283)
Total investment income	$6,048,659
Expenses
Investment adviser fee	$665,295
Trustees' fees and expenses	8,593
Legal and accounting services	73,852
Custodian fee	73,050
Miscellaneous	8,746
Total expenses	$829,536
Net investment income	$5,219,123
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$71,415
Credit default swap contracts	23,722
Net realized gain	$95,137
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,242,105
Credit default swap contracts	(133,525)
Net change in unrealized appreciation (depreciation)	$1,108,580
Net realized and unrealized gain	$1,203,717
Net increase in net assets from operations	$6,422,840

See notes to financial statements
16

Investment Grade Income Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$5,219,123	$4,276,049
Net realized gain (loss) from investment transactions and credit default swap contracts	95,137	(819,159)
Net change in unrealized appreciation (depreciation) from investments and credit default swap contracts	1,108,580	(184,511)
Net increase in net assets from operations	$6,422,840	$3,272,379
Capital transactions — Contributions	$26,351,160	$8,845,012
Withdrawals	(15,572,098)	(8,197,545)
Net increase in net assets from capital transactions	$10,779,062	$647,467
Net increase in net assets	$17,201,902	$3,919,846
Net Assets
At beginning of year	$108,501,063	$104,581,217
At end of year	$125,702,965	$108,501,063

See notes to financial statements
17

Investment Grade Income Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2007	2006	2005	2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.73%	0.76%	0.76%	0.75%	0.76%
Expenses after custodian fee reduction	0.73%	0.76%	0.76%	0.75%	0.76%
Net investment income	4.50%	4.12%	3.48%	3.43%	3.44%
Portfolio Turnover	130%	93%	66%	71%	65%
Total Return	5.56%	3.27%	2.15%	3.98%	3.76%
Net assets, end of year (000's omitted)	$125,703	$108,501	$104,581	$100,278	$91,644

See notes to financial statements
18

Investment Grade Income Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Investment Grade Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve current income and total return. The Portfolio invests primarily in fixed-income securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2007, the Eaton Vance Balanced Fund and Eaton Vance Investment Grade Income Fund held an interest of 63.6% and 2.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Credit default swaps and swaptions are valued by a broker-dealer (usually the counterparty to the agreement). Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109".

19

Investment Grade Income Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell credit protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payment or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swap of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

I  Swaptions — The Portfolio may purchase swaptions for the purpose of hedging against adverse movements in interest rates. The contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to

20

Investment Grade Income Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions, which are exercised or closed, are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio's risk is limited to the premium paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio's average daily net assets up to and including $130 million and 0.50% of average daily net assets over $130 million and is payable monthly. Effective October 22, 2007, BMR has contractually agreed to reduce its advisory fee to 0.45% annually of the Portfolio's average daily net assets less than $1 billion and at a reduced rate as average daily net assets exceed that level. This contractual reduction cannot be terminated or modified without Trustee and shareholder approval. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fees. For the year ended December 31, 2007, the Portfolio's advisory fee totaled $682,815 of which $17,520 was allocated from Cash Management and $665,295 was paid or accrued directly by the Portfolio. For the year ended December 31, 2007, the Portfolio's advisory fee, including the portion allocated from Cash Management, was 0.59% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal paydowns, for the year ended December 31, 2007, were as follows:

Purchases
Investments (non-U.S. Government)	$54,504,144
U.S. Government Securities	108,319,343
$162,823,487
Sales
Investments (non-U.S. Government)	$38,425,467
U.S. Government Securities	103,857,592
$142,283,059

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$136,149,587
Gross unrealized appreciation	$2,964,134
Gross unrealized depreciation	(1,243,084)
Net unrealized appreciation	$1,721,050

The net unrealized depreciation on swap contracts at December 31, 2007 on a federal income tax basis was $0.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts, interest rate swaps, and credit default swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

21

Investment Grade Income Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

A summary of obligations under these financial instruments at December 31, 2007 is as follows:

Credit Default Swaps

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000's omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
JPMorgan Chase, N.A.	HSBC Capital Funding, LP (Preferred)	Sell	$2,000	0.350%	6/20/2011	$(28,928)
JPMorgan Chase, N.A.	HSBC Bank, PLC	Buy	2,000	0.095	6/20/2011	15,339
HSBC Bank	Pulte Homes, Inc.	Sell	1,000	0.880	6/20/2012	(113,550)
						$(127,139)

At December 31, 2007, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $686,548 for the year ended December 31, 2007. At December 31, 2007, the value of the securities loaned and the value of the collateral amounted to $12,924,859 and $13,225,413, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

22

Investment Grade Income Portfolio as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Investment Grade Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Investment Grade Income Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the year then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. The statement of changes in net assets and supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated February 26, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investment Grade Income Portfolio as of December 31, 2007, and the results of its operations, the changes in its net assets, and the supplementary data for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

23

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

24

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the continuance of the terms of the investment advisory agreement of the Investment Grade Income Portfolio with Boston Management and Research ("BMR" or the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments to be held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors relevant to investing in investment grade bonds, including the Adviser's in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Portfolio Performance

The Board compared the Portfolio's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2006 for the Portfolio. The Board noted that the Portfolio maintains a shorter average duration than its peers, which has affected the performance of the Portfolio relative to its peers. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Portfolio is satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Portfolio's total expense ratio for the year ended September 30, 2006. After reviewing the foregoing information, and in light of the nature, extent and quality of

25

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Portfolio's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolio and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Portfolio and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Portfolio on the other hand. The Board also concluded that the structure of the management fees, which includes a breakpoint, can be expected to cause such benefits to continue to be shared equitably.

26

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust), and Investment Grade Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust and Portfolio.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

27

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director – Real Estate Equities and REIT Portfolio Manager of The Northwestern Mutual Life Insurance Company (1994-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust and President of the Portfolio	Vice President since 2006 and President since 2002	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Of the Trust since 2001 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendent Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President	Since 2008	Principal of Fox and member of the Investment Committee since 2004. Previously, Vice President and research analyst at Golden Sachs & Co. (2001-2004). Officer of 18 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

28

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 06/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVC, EVM, BMR, EVD and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell was Assistant Treasurer of the Portfolio since 2000.

The SAI for the Fund includes additional information about the Trustee and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

29

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Investment Adviser of Investment Grade Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Investment Grade Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Investment Grade Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

2978-2/08  IGISRC

Annual Report December 31, 2007

EATON VANCE
EMERGING
MARKETS
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERYOF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGSAND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Emerging Markets Fund as of December 31, 2007

management’s discussion of fund performance

Kathryn L. Langridge

Portfolio Manager

Economic and Market Conditions

• The emerging markets surged higher in 2007, as corporate profits were boosted by rising consumer demand, infrastructure investment and continuing global demand for energy and basic materials. While the markets trended higher, they were characterized by high volatility. In February and March, a sharp decline in China spread to other world markets. The rally resumed in the second half of the year, only to be interrupted by another sell-off in August tied to the U.S. subprime credit crisis. However, the markets regained momentum later in the third quarter, helped by evidence of continuing economic momentum. In Asia, the China and India markets reflected rising investment in infrastructure and increasing demand for consumer goods. In Latin America, Brazil’s stock market returns were lifted by continuing global demand for raw materials, an influx of foreign investment and a currency that appreciated 20% in 2007. In Eastern Europe, Russia again posted strong returns, driven primarily by demand for metals and consumer goods and by high utilities demand.

Management Discussion

• The Fund currently invests its assets in Emerging Markets Portfolio (the “Portfolio”), a separate registered investment company with the same objective and policies as the Fund. During 2007, the Portfolio remained well diversified from a regional and industry standpoint. At December 31, 2007, its largest regional weighting was in Asia, followed by Latin America and Europe.

• The Fund underperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, for the year ended December 31, 2007. In light of what management deemed historically high valuations and slowing economies in key export markets, the Portfolio was positioned defensively for much of the year. The Portfolio added to non-cyclical investments like consumer staples, while paring exposure to economically sensitive areas like technology, as well as higher-multiple stocks. That strategy proved effective in limiting the Fund’s exposure to sharp sell-offs during market corrections. In China, India and Brazil, management saw increasing risk in high valuations, as the market increasingly took for granted high future growth rates. Accordingly, the Portfolio lightened its exposure to some of the large-cap stocks that had paced the Index’s performance. However, with investors seemingly oblivious to risk, those key markets surged still higher in the second half of 2007, and the Fund’s relative performance suffered. The Portfolio was also hurt somewhat by an overweighting in Thailand.

• The Portfolio’s industrial, materials and energy stocks were most additive to performance. Chinese offshore oil and gas producers continued to generate robust earnings growth, amid record high energy prices. These companies reported higher output levels, while realizing higher average prices for crude oil and natural gas. An Israel-based agrichemical manufacturer produced impressive earnings growth. The company’s crop protection products enjoyed rising demand amid the continuing global boom in agriculture for both food and alternative energy use. In the steel sector, a large South Korean steel maker contributed to performance, as infrastructure-related demand from China and India remained robust.

• Telecom services was another area that boosted performance. Major telecom carriers in Latin America, India and China have seen strong subscriber

Eaton Vance Emerging Markets Fund

Total Return Performance 12/31/06 – 12/31/07

Class A(1)	24.29%
Class B(1)	23.68
MSCI Emerging Markets Free Index(2)	39.39
Lipper Emerging Markets Funds Average(2)	36.43

(1) These returns do not include the 5.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Absent an allocation of certain expenses to the Manager and Investment Adviser, returns would be lower.

(2) It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

growth, helped by a growing appetite for value-added phone services among the burgeoning middle class in those regions.

• The Portfolio was underweighted in the Chinese and Indian markets, which hurt relative performance somewhat. However, stock selection in the financial sector was additive to performance. In Brazil, the Portfolio had an investment in Latin America’s largest bank, which benefited from lower interest rates and increased lending to consumers and agribusiness in 2007. The bank is the largest lender to farmers who grow sugar cane used in the production of ethanol. In South Korea, a large non-life insurer enjoyed strong earnings growth, reflecting a rise in premiums and strong investment results. The company also won approval to open a branch in China’s Guangdong Province.

• Technology stocks were among the Portfolio’s weaker performers. Manufacturers of computer components and semiconductors fared poorly, as they faced the prospect of declining demand due to a weaker U.S. economy. The Portfolio’s Thailand investments also were a drag on performance. The country’s largest industrial conglomerate, a bellwether for the Thai market, suffered a sharp earnings loss, as its petro-chemical margins were narrowed by rising energy costs.

• Kathryn L. Langridge assumed portfolio management responsibilities for Emerging Markets Portfolio on October 2, 2007. Ms. Langridge joined Lloyd George Management (Europe) Limited as a Director and Senior Portfolio Manager in September 2007. Previously, she was Head of International Equity Products for INVESCO Perpetual (independent investment management company) from 1990-2007.

Portfolio Composition

Regional Weightings(1)

By net assets

(1)  As of December 31, 2007, as a percentage of the Portfolio’s net assets.

Ten Largest Common Stock Holdings(2)

By net assets

Sime Darby Berhad	3.3%
OAO Gazprom ADR	3.2
Mobile TeleSystems ADR	3.1
Samsung Fire & Marine Insurance Co., Ltd.	3.0
Banco do Brasil S.A.	2.7
China Petroleum and Chemical Corp.	2.7
CNOOC, Ltd.	2.6
China Mobile, Ltd.	2.6
Barloworld, Ltd.	2.4
POSCO	2.4

(2)  Ten Largest Holdings represented 28.0% of the Portfolio’s net assets as of December 31, 2007.

The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Emerging Markets Fund as of December 31, 2007

fund performance

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Morgan Stanley Capital International Emerging Markets Free Index, a broad-based, unmanaged market index of common stocks traded in the world’s emerging markets. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and the Morgan Stanley Capital International Emerging Markets Free Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B
Share Class Symbol	ETEMX	EMEMX
Average Annual Total Returns (at net asset value)
One Year	24.29%	23.68%
Five Years	29.75	29.09
Ten Years	13.46	12.88
Life of Fund†	12.21	11.56

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	17.14%	18.68%
Five Years	28.23	28.95
Ten Years	12.79	12.88
Life of Fund†	11.70	11.56

†Inception dates: Class A: 12/8/94; Class B: 11/30/94

(1) Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. Absent an allocation of expenses to the Manager and Investment Adviser, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses(2)	Class A	Class B
Gross Expense Ratio	2.34%	2.84%
Net Expense Ratio	2.30	2.80

(2) Source: Prospectus dated 5/1/07. Net Expense Ratio reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, returns would have been lower.

*  Sources: Thomson Financial; Lipper Inc. Class B of the Fund commenced operations on 11/30/94.

A $10,000 hypothetical investment at net asset value in Class A shares over the same period would have been valued at $35,389 on December 31, 2007. A $10,000 hypothetical investment in Class A at the maximum offering price would have been valued at $33,354. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Emerging Markets Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Emerging Markets Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual
Class A	$1,000.00	$1,109.40	$11.75
Class B	$1,000.00	$1,107.00	$14.39
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.10	$11.22
Class B	$1,000.00	$1,011.50	$13.74

*  Expenses are equal to the Fund's annualized expense ratio of 2.21% for Class A shares and 2.71% for Class B shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Emerging Markets Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investment in Emerging Markets Portfolio, at value (identified cost, $126,004,213)	$178,550,769
Receivable for Fund shares sold	583,114
Receivable from the Manager and Investment Adviser to the Portfolio	11,123
Total assets	$179,145,006
Liabilities
Payable for Fund shares redeemed	$622,744
Payable to affiliate for distribution and service fees	106,244
Payable to affiliate for management fee	38,382
Payable to affiliate for Trustees' fees	1,001
Accrued expenses	87,083
Total liabilities	$855,454
Net Assets	$178,289,552
Sources of Net Assets
Paid-in capital	$111,144,937
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	14,594,780
Accumulated undistributed net investment income	3,279
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	52,546,556
Total	$178,289,552
Class A Shares
Net Assets	$144,419,323
Shares Outstanding	4,799,820
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$30.09
Maximum Offering Price Per Share (100 ÷ 94.25 of $30.09)	$31.93
Class B Shares
Net Assets	$33,870,229
Shares Outstanding	1,192,391
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$28.41
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $451,808)	$4,913,802
Interest allocated from Portfolio	99,923
Expenses allocated from Portfolio	(2,378,010)
Net investment income from Portfolio	$2,635,715
Expenses
Management fee	$452,036
Trustees' fees and expenses	3,837
Distribution and service fees Class A	742,013
Class B	324,119
Transfer and dividend disbursing agent fees	250,525
Printing and postage	35,400
Registration fees	32,750
Custodian fee	28,880
Legal and accounting services	20,711
Miscellaneous	12,488
Total expenses	$1,902,759
Deduct — Expense reduction by the Manager and Investment Adviser to the Portfolio	$93,854
Total expense reductions	$93,854
Net expenses	$1,808,905
Net investment income	$826,810
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign taxes of $311,305	$39,117,551
Foreign currency transactions	(479,444)
Net realized gain	$38,638,107
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(182,124)
Foreign currency	38,517
Net change in unrealized appreciation (depreciation)	$(143,607)
Net realized and unrealized gain	$38,494,500
Net increase in net assets from operations	$39,321,310

See notes to financial statements
5

Eaton Vance Emerging Markets Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$826,810	$1,250,485
Net realized gain from investment and foreign currency transactions	38,638,107	10,822,075
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(143,607)	21,677,123
Net increase in net assets from operations	$39,321,310	$33,749,683
Distributions to shareholders — From net investment income Class A	$(267,967)	$(725,474)
Class B	(57,471)	(1,526)
From net realized gain Class A	(22,242,129)	(6,900,804)
Class B	(5,411,098)	(1,544,290)
Total distributions to shareholders	$(27,978,665)	$(9,172,094)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$38,392,128	$70,012,050
Class B	6,238,251	9,758,228
Net asset value of shares issued to shareholders in payment of distributions declared Class A	17,536,382	6,393,540
Class B	4,491,490	1,259,014
Cost of shares redeemed Class A	(71,338,304)	(38,063,994)
Class B	(8,074,068)	(12,309,832)
Net asset value of shares exchanged Class A	1,175,395	1,564,140
Class B	(1,175,395)	(1,564,140)
Redemption fees	9,563	11,647
Net increase (decrease) in net assets from Fund share transactions	$(12,744,558)	$37,060,653
Net increase (decrease) in net assets	$(1,401,913)	$61,638,242
Net Assets
At beginning of year	$179,691,465	$118,053,223
At end of year	$178,289,552	$179,691,465

Accumulated undistributed
net investment income
included in net assets

At end of year	$3,279	$315,072

See notes to financial statements
6

Eaton Vance Emerging Markets Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2007(1)	2006(1)	2005(1)		2004(1)		2003
Net asset value — Beginning of year	$28.540	$23.960	$20.040		$16.810		$11.510
Income (loss) from operations
Net investment income	$0.171	$0.231	$0.117		$0.000	(2)	$0.002
Net realized and unrealized gain	6.617	5.909	5.880		3.989		5.282
Total income from operations	$6.788	$6.140	$5.997		$3.989		$5.284
Less distributions
From net investment income	$(0.052)	$(0.148)	$(0.127)		$(0.130)		$—
From net realized gain	(5.188)	(1.414)	(1.951)		(0.631)		—
Total distributions	$(5.240)	$(1.562)	$(2.078)		$(0.761)		$—
Redemption fees	$0.002	$0.002	$0.001		$0.002		$0.016
Net asset value — End of year	$30.090	$28.540	$23.960		$20.040		$16.810
Total Return(3)	24.29%	25.68%	30.27%		23.84%		46.05%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$144,419	$148,614	$91,770		$43,420		$24,744
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(4)	2.23%	2.30%	2.41	%(5)	2.66%		2.86	%(5)
Net expenses after custodian fee reduction(4)	2.23%	2.30%	2.41	%(5)	2.66%		2.86	%(5)
Net investment income	0.55%	0.88%	0.53%		0.00	%(6)	0.07%
Portfolio Turnover of the Portfolio	68%	35%	32%		43%		58%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser and/or manager voluntarily waived a portion of its advisory fee and/or the administrator subsidized certain operating expenses (less than 0.01% and 0.03% of average daily net assets for the years ended December 31, 2005 and 2003, respectively). Absent this waiver and/or subsidy, total return would be lower.

(6)  Amount represents less than 0.005%.

See notes to financial statements
7

Eaton Vance Emerging Markets Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2007(1)	2006(1)	2005(1)		2004(1)	2003
Net asset value — Beginning of year	$27.320	$22.990	$19.290		$16.200	$11.160
Income (loss) from operations
Net investment income (loss)	$0.009	$0.149	$0.027		$(0.090)	$(0.042)
Net realized and unrealized gain	6.319	5.594	5.635		3.842	5.082
Total income from operations	$6.328	$5.743	$5.662		$3.752	$5.040
Less distributions
From net investment income	$(0.052)	$(0.001)	$(0.012)		$(0.032)	$—
From net realized gain	(5.188)	(1.414)	(1.951)		(0.631)	—
Total distributions	$(5.240)	$(1.415)	$(1.963)		$(0.663)	$—
Redemption fees	$0.002	$0.002	$0.001		$0.001	$—
Net asset value — End of year	$28.410	$27.320	$22.990		$19.290	$16.200
Total Return(2)	23.68%	25.03%	29.69%		23.23%	45.16%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$33,870	$31,078	$26,283		$15,146	$11,469
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(3)	2.73%	2.80%	2.91	%(4)	3.16%	3.36	%(4)
Net expenses after custodian fee reduction(3)	2.73%	2.80%	2.91	%(4)	3.16%	3.36	%(4)
Net investment income (loss)	0.03%	0.59%	0.13%		(0.53)%	(0.41)%
Portfolio Turnover of the Portfolio	68%	35%	32%		43%	58%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser and/or manager voluntarily waived a portion of its advisory fee and/or the administrator subsidized certain operating expenses (less than 0.01% and 0.03% of average daily net assets for the years ended December 31, 2005 and 2003, respectively). Absent this waiver and/or subsidy, total return would be lower.

See notes to financial statements
8

Eaton Vance Emerging Markets Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Emerging Markets Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio on gains realized upon disposition of certain foreign securities. In doing so, the daily net asset value would reflect the Fund's pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions

9

Eaton Vance Emerging Markets Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Ordinary income	$325,438	$727,000
Long-term capital gains	$27,653,227	$8,445,094

During the year ended December 31, 2007, accumulated undistributed net realized gain was increased by $813,165 and accumulated undistributed net investment income was decreased by $813,165 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and foreign capital gains taxes. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,903,652
Undistributed long-term capital gains	$13,558,365
Net unrealized appreciation	$51,682,598

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax accounting for partnership allocations and foreign currency transactions.

3  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund's average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2007, the management fee was equivalent to 0.25% of the Fund's average daily net assets and amounted to $452,036. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio's Notes to Financial Statements, which are

10

Eaton Vance Emerging Markets Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund's total operating expenses in an amount equal to 0.05% annually of the Fund's average net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. Pursuant to this agreement, EVM and Lloyd George were allocated $93,854 of the Fund's operating expenses for the year ended December 31, 2007. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $14,014 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $45,509 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2007. EVD also received distribution and service fees from Class A and Class B shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or Lloyd George's organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) and Class B shares (Class B Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class B, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class B and by Lloyd George in consideration of EVD's distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% of the Fund's average daily net assets attributable to Class B shares and are made from Lloyd George's own resources, not Fund assets. For the year ended December 31, 2007, the Fund paid or accrued to EVD approximately $485,368 and $243,089 for Class A and Class B shares, respectively, representing 0.33% and 0.75% of the average daily net assets for Class A and Class B shares, respectively. At December 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $386,000 for Class B shares.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan authorizes the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended December 31, 2007 amounted to $256,645 and $81,030 for Class A and Class B shares, respectively, representing 0.17% and 0.25% of the average daily net assets for Class A and Class B shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B Plan. CDSCs received

11

Eaton Vance Emerging Markets Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

on Class B redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2007, the Fund was informed that EVD received approximately $83,000 of CDSCs paid by Class B shareholders. EVD did not receive any CDSCs from Class A shareholders for the year ended December 31, 2007.

6  Investment Transactions

For the year ended December 31, 2007, increases and decreases in the Fund's investment in the Portfolio aggregated $46,477,648 and $86,784,425, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2007	2006
Sales	1,250,733	2,556,651
Issued to shareholders electing to receive payments of distributions in Fund shares	590,491	225,455
Redemptions	(2,284,638)	(1,468,020)
Exchange from Class B shares	36,908	61,958
Net increase (decrease)	(406,506)	1,376,044

	Year Ended December 31,
Class B	2007	2006
Sales	212,244	383,562
Issued to shareholders electing to receive payments of distributions in Fund shares	159,629	46,390
Redemptions	(278,162)	(376,734)
Exchange to Class A shares	(38,696)	(59,295)
Net increase (decrease)	55,015	(6,077)

For the years ended December 31, 2007 and December 31, 2006, the Fund received $9,563 and $11,647, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

12

Eaton Vance Emerging Markets Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance
Special Investment Trust and Shareholders
of Eaton Vance Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

13

Eaton Vance Emerging Markets Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gains dividends.

Qualified Dividend Income. The Fund designates $2,325,492 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $451,808 and recognized foreign source income of $5,276,670.

Capital Gains Dividends. The Fund designates $27,653,227 as a capital gain dividend.

14

Emerging Markets Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 77.2%

Security	Shares	Value
Agricultural Products — 1.2%
Golden Agri-Resources, Ltd.	1,472,000	$2,143,787
		$2,143,787
Automobiles — 2.2%
Denway Motors, Ltd.	6,156,000	$3,907,996
		$3,907,996
Chemicals — 1.8%
Makhteshim-Agan Industries, Ltd.(1)	358,816	$3,285,683
		$3,285,683
Commercial Banks — 7.9%
Banco do Brasil S.A.	286,150	$4,887,056
China Construction Bank, Class H	3,251,000	2,722,500
Grupo Financiero Banorte S.A. de C.V.	729,650	3,015,055
Public Bank Berhad	1,064,000	3,517,810
		$14,142,421
Computer Peripherals — 4.2%
Acer, Inc.	1,186,703	$2,300,275
Asustek Computer, Inc.	849,000	2,526,280
High Tech Computer Corp.	144,000	2,636,993
		$7,463,548
Construction Materials — 1.2%
Siam Cement Public Company, Ltd.(2)	313,800	$2,165,873
		$2,165,873
Electric Utilities — 2.0%
RAO Unified Energy System GDR(1)	26,802	$3,484,260
		$3,484,260
Electronic Equipment & Instruments — 1.7%
Reunert, Ltd.	283,529	$2,973,057
		$2,973,057
Energy Equipment & Services — 1.9%
Tenaris S.A. ADR	76,727	$3,431,999
		$3,431,999

Security	Shares	Value
Food & Staples Retailing — 4.7%
Massmart Holdings, Ltd.	168,500	$1,767,607
Shinsegae Co., Ltd.	5,222	4,024,065
Wal-Mart de Mexico S.A. de CV	738,900	2,575,992
		$8,367,664
Food Products — 2.1%
Bunge, Ltd.	31,400	$3,655,274
		$3,655,274
Industrial Conglomerates — 5.7%
Barloworld, Ltd.	276,503	$4,339,320
Sime Darby Berhad(1)	1,622,257	5,837,574
		$10,176,894
Insurance — 4.5%
Cathay Financial Holding Co., Ltd.	1,276,241	$2,637,024
Samsung Fire & Marine Insurance Co., Ltd.	19,710	5,304,816
		$7,941,840
Machinery — 3.8%
Hyundai Heavy Industries(1)	5,399	$2,516,475
PT United Tractors Tbk	3,656,000	4,172,232
		$6,688,707
Metals & Mining — 6.9%
Cia Siderurgica Nacional S.A.	27,600	$2,443,685
Companhia Vale do Rio Doce ADR	121,800	3,979,206
POSCO	6,980	4,217,179
Shougang Concord International Enterprises Co., Ltd.	4,356,000	1,754,009
		$12,394,079
Oil, Gas & Consumable Fuels — 13.3%
China Petroleum and Chemical Corp.	3,252,000	$4,820,925
China Shenhua Energy Co., Ltd., Class H	313,500	1,846,758
CNOOC, Ltd.	2,794,000	4,692,166
OAO Gazprom ADR	102,500	5,740,000
Petroleo Brasileiro S.A.	69,100	4,076,124
PTT Public Company, Ltd.(2)	235,600	2,629,823
		$23,805,796

See notes to financial statements
15

Emerging Markets Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Real Estate Management & Development — 1.8%
Guangzhou R&F Properties Co., Ltd.	926,000	$3,247,832
		$3,247,832
Semiconductors & Semiconductor Equipment — 2.7%
MediaTek, Inc.	197,000	$2,525,117
Taiwan Semiconductor Manufacturing Co., Ltd.	1,243,879	2,358,379
		$4,883,496
Wireless Telecommunication Services — 7.6%
America Movil SAB de CV, Class L	1,121,950	$3,443,677
China Mobile, Ltd.	265,000	4,614,843
Mobile TeleSystems ADR	54,200	5,517,018
		$13,575,538
Total Common Stocks (identified cost $90,961,281)		$137,735,744
Preferred Stocks — 2.7%
Security	Shares	Value
Electric Utilities — 2.4%
Cia Energetica de Minas Gerais	235,380	$4,297,669
		$4,297,669
Metals-Industrial — 0.3%
Cia Vale Do Rio Doce, Class A	20,500	$584,480
		$584,480
Total Preferred Stocks (identified cost $2,405,516)		$4,882,149
Warrants — 8.7%
Commercial Banks — 2.1%
ICICI Bank, Ltd., Exp. 1/17/17	120,423	$3,765,266
		$3,765,266
Construction Materials — 1.8%
Grasim Industries, Exp. 6/30/09	34,396	$3,162,987
		$3,162,987

Security	Shares	Value
Diversified Telecommunication Services — 2.2%
Bharti Airtel, Ltd., Exp. 7/27/12	155,380	$3,920,237
		$3,920,237
Oil, Gas & Consumable Fuels — 2.6%
Reliance Industries, Exp. 11/7/16(1)(3)	63,990	$4,680,037
		$4,680,037
Total Warrants (identified cost $11,798,293)		$15,528,527
Total Investments — 88.6% (identified cost $105,165,090)		$158,146,420
Other Assets, Less Liabilities — 11.4%		$20,404,741
Net Assets — 100.0%		$178,551,161

ADR - American Depository Receipt

GDR - Global Depository Receipt

(1)  Non-income producing security.

(2)  Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate value of the securities is $4,680,037 or 2.6% of the Portfolio's net assets.

16

Emerging Markets Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
China	15.5%	$27,607,029
Brazil	13.4	23,923,494
Republic of Korea	9.0	16,062,535
India	8.7	15,528,527
Taiwan	8.4	14,984,068
Russia	8.3	14,741,278
Malaysia	5.2	9,355,384
South Africa	5.1	9,079,984
Mexico	5.1	9,034,724
Indonesia	3.5	6,316,019
Thailand	2.7	4,795,696
Argentina	1.9	3,431,999
Israel	1.8	3,285,683
	88.6%	$158,146,420

See notes to financial statements
17

Emerging Markets Portfolio as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investments, at value (identified cost, $105,165,090)	$158,146,420
Cash	34,150,196
Foreign currency, at value (identified cost, $247,889)	245,110
Dividends and interest receivable	442,713
Tax reclaims receivable	1,928
Total assets	$192,986,367
Liabilities
Payable for investments purchased	$13,560,382
Accrued capital gains taxes	431,487
Payable to affiliate for investment advisory fee	114,303
Payable to affiliate for administration fee	38,832
Payable to affiliate for Trustees' fees	3,327
Accrued expenses	286,875
Total liabilities	$14,435,206
Net Assets applicable to investors' interest in Portfolio	$178,551,161
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$125,961,961
Net unrealized appreciation (computed on the basis of identified cost)	52,589,200
Total	$178,551,161

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends (net of foreign taxes, $451,809)	$4,913,811
Interest	99,923
Total investment income	$5,013,734
Expenses
Investment adviser fee	$1,359,770
Administration fee	453,221
Trustees' fees and expenses	14,694
Custodian fee	448,997
Legal and accounting services	69,334
Interest expense	24,721
Miscellaneous	7,474
Total expenses	$2,378,211
Deduct — Reduction of custodian fee	$197
Total expense reductions	$197
Net expenses	$2,378,014
Net investment income	$2,635,720
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign taxes of $311,306	$39,117,629
Foreign currency transactions	(479,445)
Net realized gain	$38,638,184
Change in unrealized appreciation (depreciation) — Investments (identified cost basis), net of increase in accrued foreign taxes of $139,885	$(182,127)
Foreign currency	38,517
Net change in unrealized appreciation (depreciation)	$(143,610)
Net realized and unrealized gain	$38,494,574
Net increase in net assets from operations	$41,130,294

See notes to financial statements
18

Emerging Markets Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$2,635,720	$2,880,930
Net realized gain from investment and foreign currency transactions	38,638,184	10,822,095
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(143,610)	21,677,164
Net increase in net assets from operations	$41,130,294	$35,380,189
Capital transactions — Contributions	$46,477,648	$76,583,742
Withdrawals	(86,784,425)	(51,915,007)
Net increase (decrease) in net assets from capital transactions	$(40,306,777)	$24,668,735
Net increase in net assets	$823,517	$60,048,924
Net Assets
At beginning of year	$177,727,644	$117,678,720
At end of year	$178,551,161	$177,727,644

See notes to financial statements
19

Emerging Markets Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2007	2006	2005		2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction	1.31%	1.32%	1.38	%(1)	1.49%	1.59	%(1)
Net expenses after custodian fee reduction	1.31%	1.32%	1.38	%(1)	1.49%	1.59	%(1)
Net investment income	1.45%	1.89%	1.59%		1.16%	1.33%
Portfolio Turnover	68%	35%	32%		43%	58%

Total Return	25.41%	26.86%	31.60%	25.27%	47.68%

Net assets, end of year (000's omitted)	$178,551	$177,728	$117,679	$58,543	$36,166

(1)  The investment adviser voluntarily waived a portion of its advisory fee and/or the administrator subsidized certain operating expenses (equal to less than 0.01% and 0.03% of average daily net assets for the years ended December 31, 2005 and 2003, respectively).

See notes to financial statements
20

Emerging Markets Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Emerging Markets Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in equity securities (primarily common stocks) of companies located in emerging market countries, which are considered to be developing. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2007, Eaton Vance Emerging Markets Fund held an approximate 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized

21

Emerging Markets Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

appreciation is included in the change in unrealized appreciation (depreciation) on investments.

The Portfolio is subject to a Contribução Provisoria sobre Movimentações Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market for certain securities. The CPMF tax has been included in the net realized gain (loss) on investment transactions.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2007, the advisory fee was 0.75% of the Portfolio's average daily net assets and amounted to $1,359,770. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio's average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2007, the administration fee was 0.25% of the Portfolio's average daily net assets and amounted to $453,221.

22

Emerging Markets Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Except for Trustees of the Portfolio who are not members of EVM's or Lloyd George's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $120,905,892 and $176,942,511, respectively, for the year ended December 31, 2007.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$106,145,766
Gross unrealized appreciation	$54,346,798
Gross unrealized depreciation	(2,346,144)
Net unrealized appreciation	$52,000,654

The net unrealized appreciation on foreign currency at December 31, 2007 on a federal income tax basis was $39,357.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2007, there were no obligations outstanding under these financial instruments.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At December 31, 2007, the Portfolio had no balance outstanding pursuant to this line of credit. Average borrowings and the average interest rate for the year ended December 31, 2007 were $426,575 and 5.80%, respectively.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

23

Emerging Markets Portfolio as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Emerging Markets Portfolio:

We have audited the accompanying statement of assets and liabilities of Emerging Markets Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

24

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

25

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Emerging Markets Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Emerging Markets Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator") and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for

26

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

the one-, three-, five- and ten-year periods ended September 30, 2006 for the Fund. The Board noted that the Adviser was considering corrective action to improve the performance of the Portfolio, including changes in the personnel responsible for managing the Portfolio and the Board concluded that additional time is appropriate for the Adviser to implement such changes and for the Board to evaluate the effectiveness of the changes.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had waived fees and/or paid expenses of the Fund. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

27

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Emerging Markets Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "LGM" refers to Lloyd George Management (B.V.I.) Limited, "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC, EVD and EV which are affiliates of the Trust and Portfolio.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

28

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR. .

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM and BMR

William Walter Raleigh Kerr 8/17/50	Vice President of the Portfolio	Since 1994	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Kathryn L. Langridge 5/26/58	Vice President of the Portfolio	Since 2007	Director and Senior Portfolio Manager of Lloyd George Management (Europe) Ltd. (2007). Previously, Head of International Equity Products for INVESCO Perpetual (1990-2007). Officer of 1 registered investment company managed by EVM or BMR.

29

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Hon. Robert Lloyd George 8/13/52	President of the Portfolio	Since 1994	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee since 2004. Previously Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 18 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVM, BMR, EVD, EVC and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

30

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Investment Adviser of Emerging Markets Portfolio
Lloyd George Investment Management
(Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Sponsor and Manager of Eaton Vance Emerging Markets Fund
and Administrator of Emerging Markets Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Emerging Markets Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

132-2/08  EMSRC

Annual Report December 31, 2007

EATON VANCE
GREATER
INDIA
FUND

IMPORTANT NOTICES REGARDING PRIVACY
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Greater India Fund as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Christopher Darling

Portfolio Manager

Economic and Market Conditions

• The Indian stock market generated exceptional gains in 2007. The market was driven by robust economic growth, better-than-anticipated corporate profits, lower inflation, a continued inflow of foreign direct investment and a favorable monsoon season. The Reserve Bank of India – the nation’s central bank – tightened monetary policy during the year, successfully containing inflation. While higher interest rates slowed growth rates for some interest rate sensitive companies, the inflow of foreign investment provided continued support for the market. The market underwent a good deal of volatility during the year, with severe corrections in late February-early March and again in late August-early September. However, following each pullback, the market moved significantly higher, rallying to new highs by year-end.

Management Discussion

• The Fund currently invests in a separate registered investment company, South Asia Portfolio (the Portfolio), with the same objective and policies as the Fund. While the Fund’s absolute performance was exceptional in 2007, the Fund underperformed its benchmark, the Bombay Stock Exchange 100 Index(the Index). The Index, as constituted, is dominated by several large capitalization stocks and by large sector concentrations. As a broadly diversified mutual fund, the Fund was less concentrated in the stocks and sectors that drove the Index’s performance. Specifically, relative performance was constrained by an underweighting in the energy sector, which has an unusually high weighting in the Index. With some index energy stocks nearly trippling in price, the Portfolio’s underweighting caused it to lag the Index. While the Portfolio added to its energy holdings during the year, management declined to match the Index weighting in the belief that the energy sector more than discounted its near-term growth prospects.

• While an underweighting in energy stocks hurt relative performance, energy stocks were, nonetheless, among the Portfolio’s best performers in 2007. Investments included India’s largest oil refiner and petrochemicals producer, which reported record earnings growth. This company benefited from the capability of its refineries to convert cheaper, higher-sulfur crude oil into high value-added products like jet fuel. This strategy afforded the company significantly higher margins than its competitors in the region.

• In the financial sector, commercial banks were additive to performance. As prime mortgage lenders, banks have been major beneficiaries of India’s housing boom. Increasing use of credit cards has also been accretive to bank earnings. Unlike many of their western counterparts, India’s banks have negligible exposure to the U.S. subprime crisis and enjoyed very low levels of non-performing loans.

• In the industrials sector, construction and engineering stocks also contributed to performance. Investments included India’s largest builder of dams for hydroelectric power plants. With India continuing to suffer a power deficit, increasing investment has been directed at this key area. This company is also prominent in road construction, producing cement for large highway projects. The infrastructure theme also favored a producer of power equipment, which saw a surge in demand for transformers from customers in Asia, Europe and the Middle East.

Eaton Vance Greater India Fund

Total Return Performance 12/31/06 – 12/31/07

Class A(1)	55.04%
Class B(1)	54.29
Class C(1)	54.35
Bombay Stock Exchange 100 Index(2)	79.42
Lipper Emerging Markets Funds Average(2)	36.43

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of certain expenses to the Manager and Investment Adviser, the returns would have been lower.

(2) It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

• Technology stocks were the Portfolio’s weakest performing sector. The rising rupee hurt Indian exporters of software services, while margins were further squeezed by rising wages. Technology stocks were also pressured by concerns that the subprime and credit crisis may curtail IT spending among U.S. financial institutions, which are major outsourcing customers of Indian software companies.

• In the health care sector, the Portfolio’s drug stocks turned in a mixed performance. One generic drug maker performed well, benefiting from its acquisition of exclusive U.S. marketing rights for a generic version of a major epilepsy drug. However, another drug stock was a laggard performer, as the company’s earnings were pressured by merger-related costs and price competition exacerbated by the strong rupee.

Portfolio Composition

Industry Weightings(1)

By net assets

Oil, Gas & Consumable Fuels	10.9%
Electrical Equipment	9.8
Commercial Banks	8.7
Construction & Engineering	8.4
Automobiles	6.1
IT Services	5.7
Real Estate Management & Dev.	4.1
Diversified Telecom. Services	4.0
Wireless Telecom Services	3.8
Electric Utilities	3.7
Construction Materials	3.7
Diversified Financial Services	3.4
Beverages	3.3%
Media	3.1
Thrifts & Mortgage Finance	2.7
Energy Equipment & Services	2.6
Gas Utilities	2.5
Pharmaceuticals	2.3
Machinery	1.7
Software	1.5
Chemicals	1.2
Transportation	0.6
Industrial Conglomerates	0.5

(1) As of 12/31/07. Industry Weightings are represented as a percentage of the Portfolio’s net assets.

Ten Largest Common Stock Holdings(2)

By net assets

Reliance Industries Ltd.	9.0%
Jaiprakash Associates Ltd.	5.1
Bharti Airtel Ltd.	4.0
HDFC Bank Ltd.	3.9
Tata Power Co. Ltd.	3.7
ICICI Bank Ltd.	3.7
Reliance Communications Ltd.	3.4
Power Finance Corporation Ltd.	3.4
United Spirits Ltd.	3.3
Larsen & Toubro Ltd.	3.2

(2) Ten Largest Holdings represented 42.7% of the Portfolio’s net assets as of 12/31/07.

The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active investment.

2

Eaton Vance Greater India Fund as of December 31, 2007
FUND PERFORMANCE.

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Bombay Stock Exchange 100 Index, an unmanaged index of 100 common stocks traded in the Indian market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and the Bombay Stock Exchange 100 Index. Class A, Class B and Class C total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance(1)	Class A	Class B	Class C
Share Class Symbols	ETGIX	EMGIX	ECGIX
Average Annual Total Returns (at net asset value)
One Year	55.04	54.29	54.35%
Five Years	50.51	49.99	N.A.
Ten Years	20.80	20.16	N.A.
Life of Fund†	11.06	10.49	57.25
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	46.15	49.29	53.35%
Five Years	48.74	49.91	N.A.
Ten Years	20.08	20.16	N.A.
Life of Fund†	10.58	10.49	57.25

†Inception dates: Class A: 5/2/94; Class B: 5/2/94; Class C: 7/7/06

(1) Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of expenses to the Manager and Investment Adviser, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC return for Class C reflects a 1% CDSC for the first year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C
Gross Expense Ratio	2.19%	2.69%	2.68%
Net Expense Ratio	2.14	2.64	2.63

(2) Source: Prospectus dated 5/1/07. Net Expense Ratio reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, the returns would have been lower.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance

Greater India Fund Class A vs. the Bombay Stock Exchange 100 Index**

** Source: Thomson Financial. Class A commenced investment operations on 5/2/94.

A $10,000 hypothetical investment at net asset value in the Fund’s Class B shares on12/31/97 and the Fund’s Class C shares on 7/7/06 would have been valued at $62,820 and $19,586, respectively, on 12/31/07. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Greater India Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed annual rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Greater India Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual
Class A	$1,000.00	$1,352.20	$11.44
Class B	$1,000.00	$1,348.60	$14.39
Class C	$1,000.00	$1,348.80	$14.56
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.50	$9.80
Class B	$1,000.00	$1,013.00	$12.33
Class C	$1,000.00	$1,012.80	$12.48

* Expenses are equal to the Fund's annualized expense ratio of 1.93% for Class A shares, 2.43% for Class B shares and 2.46% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. This Example reflects both the expenses of the Fund and the Portfolio.

4

Eaton Vance Greater India Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investment in South Asia Portfolio, at value (identified cost, $1,091,258,416)	$1,689,483,971
Receivable for Fund shares sold	6,725,502
Receivable from the Manager and Investment Adviser to the Portfolio	69,927
Total assets	$1,696,279,400
Liabilities
Payable for Fund shares redeemed	$3,870,706
Payable to affiliate for distribution and service fees	989,494
Payable to affiliate for management fee	322,175
Payable to affiliate for Trustees' fees	1,001
Accrued expenses	398,047
Total liabilities	$5,581,423
Net Assets	$1,690,697,977
Sources of Net Assets
Paid-in capital	$1,037,613,941
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	54,915,580
Accumulated net investment loss	(57,099)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	598,225,555
Total	$1,690,697,977
Class A Shares
Net Assets	$1,268,760,517
Shares Outstanding	35,058,166
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$36.19
Maximum Offering Price Per Share (100 ÷ 94.25 of $36.19)	$38.40
Class B Shares
Net Assets	$301,887,058
Shares Outstanding	9,049,642
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$33.36
Class C Shares
Net Assets	$120,050,402
Shares Outstanding	3,592,320
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$33.42
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends allocated from Portfolio	$9,564,302
Interest allocated from Portfolio	1,101,192
Expenses allocated from Portfolio	(13,957,250)
Net investment loss from Portfolio	$(3,291,756)
Expenses
Management fee	$2,893,762
Trustees' fees and expenses	3,836
Distribution and service fees Class A	4,687,074
Class B	2,285,047
Class C	561,875
Transfer and dividend disbursing agent fees	1,663,500
Printing and postage	191,600
Legal and accounting services	36,806
Custodian fee	34,690
Registration fees	31,600
Miscellaneous	10,538
Total expenses	$12,400,328
Deduct — Expense reduction by the Manager and Investment Adviser to the Portfolio	$611,053
Total expense reductions	$611,053
Net expenses	$11,789,275
Net investment loss	$(15,081,031)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign taxes of $5,613,958	$208,864,139
Foreign currency transactions	2,773,541
Net realized gain	$211,637,680
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$369,330,269
Foreign currency	(91,019)
Net change in unrealized appreciation (depreciation)	$369,239,250
Net realized and unrealized gain	$580,876,930
Net increase in net assets from operations	$565,795,899

See notes to financial statements
5

Eaton Vance Greater India Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment loss	$(15,081,031)	$(7,076,778)
Net realized gain from investment and foreign currency transactions	211,637,680	40,889,464
Net change in unrealized appreciation (depreciation) of investments and foreign currency	369,239,250	141,389,909
Net increase in net assets from operations	$565,795,899	$175,202,595
Distributions to shareholders — From net realized gain Class A	$(113,610,106)	$(17,412,814)
Class B	(29,251,861)	(4,501,382)
Class C	(10,758,490)	(258,288)
Total distributions to shareholders	$(153,620,457)	$(22,172,484)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$406,570,779	$705,536,115
Class B	65,033,328	141,658,398
Class C	95,509,224	11,877,275
Net asset value of shares issued to shareholders in payment of distributions declared Class A	90,396,076	13,434,655
Class B	22,332,158	3,447,339
Class C	7,658,780	206,252
Cost of shares redeemed Class A	(368,982,163)	(291,325,796)
Class B	(57,637,977)	(43,830,389)
Class C	(15,007,452)	(218,187)
Net asset value of shares exchanged Class A	1,605,948	1,656,949
Class B	(1,605,948)	(1,656,949)
Redemption fees	205,124	408,617
Net increase in net assets from Fund share transactions	$246,077,877	$541,194,279
Net increase in net assets	$658,253,319	$694,224,390

Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
At beginning of year	$1,032,444,658	$338,220,268
At end of year	$1,690,697,977	$1,032,444,658
Accumulated net investment loss included in net assets
At end of year	$(57,099)	$(57,058)

See notes to financial statements
6

Eaton Vance Greater India Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value — Beginning of year	$25.800	$19.340	$13.660	$11.610	$5.430
Income (loss) from operations
Net investment loss(1)	$(0.331)	$(0.196)	$(0.193)	$(0.095)	$(0.146)
Net realized and unrealized gain	14.234	7.207	6.386	2.122	6.326
Total income from operations	$13.903	$7.011	$6.193	$2.027	$6.180
Less distributions
From net realized gain	$(3.518)	$(0.564)	$(0.518)	$—	$—
Total distributions	$(3.518)	$(0.564)	$(0.518)	$—	$—
Redemption fees	$0.005	$0.013	$0.005	$0.023	$0.000 (2)
Net asset value — End of year	$36.190	$25.800	$19.340	$13.660	$11.610
Total Return(3)	55.04%	36.32%	45.42%	17.66%	113.81%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,268,761	$821,768	$269,766	$70,537	$31,346
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.99%	2.14%	2.35%	2.77%	3.35%
Net investment loss	(1.11)%	(0.86)%	(1.17)%	(0.86)%	(1.83)%
Portfolio Turnover of the Portfolio	63%	67%	29%	73%	87%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Amount rounds to less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
7

Eaton Vance Greater India Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value — Beginning of year	$24.090	$18.170	$12.920	$11.020	$5.150
Income (loss) from operations
Net investment loss(1)	$(0.446)	$(0.289)	$(0.255)	$(0.158)	$(0.145)
Net realized and unrealized gain	13.229	6.761	6.019	2.042	6.015
Total income from operations	$12.783	$6.472	$5.764	$1.884	$5.870
Less distributions
From net realized gain	$(3.518)	$(0.564)	$(0.518)	$—	$—
Total distributions	$(3.518)	$(0.564)	$(0.518)	$—	$—
Redemption fees	$0.005	$0.012	$0.004	$0.016	$0.000 (2)
Net asset value — End of year	$33.360	$24.090	$18.170	$12.920	$11.020
Total Return(3)	54.29%	35.69%	44.69%	17.24%	113.98%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$301,887	$198,248	$68,454	$23,818	$21,556
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.49%	2.64%	2.85%	3.27%	3.85%
Net investment loss	(1.61)%	(1.35)%	(1.66)%	(1.51)%	(2.14)%
Portfolio Turnover of the Portfolio	63%	67%	29%	73%	87%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Amount rounds to less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
8

Eaton Vance Greater India Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31, 2007	Period Ended December 31, 2006(1)
Net asset value — Beginning of period	$24.120	$19.440
Income (loss) from operations
Net investment loss(2)	$(0.485)	$(0.193)
Net realized and unrealized gain	13.299	5.421
Total income from operations	$12.814	$5.228
Less distributions
From net realized gain	$(3.518)	$(0.549)
Total distributions	$(3.518)	$(0.549)
Redemption fees	$0.004	$0.001
Net asset value — End of period	$33.420	$24.120
Total Return(3)	54.35%	26.89	%(6)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$120,050	$12,429
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.49%	2.63	%(5)
Net investment loss	(1.66)%	(1.69	)%(5)
Portfolio Turnover of the Portfolio	63%	67	%(7)

(1)  For the period from the start of business, July 7, 2006, to December 31, 2006.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Not annualized.

(7)  For the Portfolio's fiscal year ended December 31, 2006.

See notes to financial statements
9

Eaton Vance Greater India Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the South Asia Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2007, the Fund had a net capital loss of $57,099 attributable to foreign currency transactions incurred after October 31, 2007. This net capital loss is treated as arising on the first day of the Fund's taxable year ending December 31, 2008.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio on gains realized upon disposition of Indian securities. In doing so, the daily net asset value would reflect the Fund's pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

10

Eaton Vance Greater India Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Ordinary income	$46,588,738	—
Long-term capital gains	$107,031,719	$22,172,484

During the year ended December 31, 2007, accumulated undistributed net realized gain was decreased by $15,080,990 and accumulated net investment loss was decreased by $15,080,990 due to differences between book and tax accounting, primarily for net operating losses, foreign currency gain (loss) and foreign capital gains taxes. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,375,473
Undistributed long-term capital gains	$51,945,125
Net unrealized appreciation	$597,820,537
Post October losses	$(57,099)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax accounting for partnership allocations.

3  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund's average daily net assets up to $500 million, 0.233% from $500 million up to $1 billion, 0.217% from $1 billion up to $1.5 billion, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2007, the management fee was equivalent to 0.24% of the Fund's average daily net assets and amounted to $2,893,762. In addition, investment

11

Eaton Vance Greater India Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund's total operating expenses in an amount equal to 0.05% annually of the Fund's average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. Pursuant to this agreement, EVM and Lloyd George were allocated $611,053 of the Fund's operating expenses for the year ended December 31, 2007. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $97,613 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $1,109,851 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or Lloyd George's organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans) pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B and Class C shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class and by Lloyd George in consideration of EVD's distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% of the Fund's average daily net assets attributable to Class B shares and are made from Lloyd George's own resources, not Fund assets. For the year ended December 31, 2007, the Fund paid or accrued to EVD $3,520,732, $1,713,785 and $421,406 for Class A, Class B and Class C shares, respectively, representing 0.38%, 0.75% and 0.75% of the average daily net assets for Class A, Class B and Class C shares, respectively. At December 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $8,324,000 and $6,053,000 for Class B shares and Class C shares, respectively.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B and Class C Plans authorize the Fund to make service fee payments of 0.25% per annum of its average daily net assets attributable to Class B shares and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2007 amounted to $1,166,342, $571,262 and $140,469 for Class A, Class B and Class C shares, respectively, representing 0.12%, 0.25% and 0.25% of the average daily net assets for Class A, Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date

12

Eaton Vance Greater India Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2007, the Fund was informed that EVD received approximately $93,000, $1,394,000 and $66,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2007, increases and decreases in the Fund's investment in the Portfolio aggregated $569,046,473 and $485,436,812, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2007	2006
Sales	13,584,760	30,729,697
Issued to shareholders electing to receive payments of distributions in Fund shares	2,661,053	520,615
Redemptions	(13,095,929)	(13,423,397)
Exchange from Class B shares	54,106	75,133
Net increase	3,203,990	17,902,048

	Year Ended December 31,
Class B	2007	2006
Sales	2,348,255	6,526,334
Issued to shareholders electing to receive payments of distributions in Fund shares	712,684	143,022
Redemptions	(2,182,877)	(2,126,353)
Exchange to Class A shares	(58,128)	(80,101)
Net increase	819,934	4,462,902
Class C	Year Ended December 31, 2007	Period Ended December 31, 2006(1)
Sales	3,362,102	515,744
Issued to shareholders electing to receive payments of distributions in Fund shares	237,172	8,533
Redemptions	(522,190)	(9,041)
Net increase	3,077,084	515,236

(1)  For the period from the start of business, July 7, 2006, to December 31, 2006.

For the years ended December 31, 2007 and December 31, 2006, the Fund received $205,124 and $408,617, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

13

Eaton Vance Greater India Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Greater India Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater India Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

14

Eaton Vance Greater India Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the foreign tax credit, and capital gains dividends.

Qualified Dividend Income. The Fund designates $9,564,302, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gains Dividends. The Fund designates $107,031,719 as a capital gain dividend.

Foreign Tax Credit. The Fund paid foreign taxes of $5,613,958 and recognized foreign source income of $9,564,302.

15

South Asia Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 94.3%
Security	Shares	Value
India — 93.4%
Automobiles — 6.1%
Mahindra and Mahindra Ltd.	1,526,924	$33,002,700
Maruti Suzuki India Ltd.	1,124,430	28,110,922
Tata Motors Ltd.	2,196,022	41,135,262
		$102,248,884
Beverages — 3.3%
United Spirits Ltd.	1,105,192	$55,376,350
		$55,376,350
Chemicals — 1.2%
United Phosphorus Ltd.	2,263,180	$19,874,353
		$19,874,353
Commercial Banks — 8.7%
HDFC Bank Ltd.	1,523,889	$65,844,049
ICICI Bank Ltd.	2,005,695	62,218,277
Union Bank of India Ltd.	3,726,201	19,228,458
		$147,290,784
Construction & Engineering — 8.4%
Jaiprakash Associates Ltd.	8,082,455	$86,743,840
Larsen & Toubro Ltd.	521,250	54,565,162
		$141,309,002
Construction Materials — 3.7%
Grasim Industries Ltd.	497,195	$45,731,769
Ultra Tech Cement Ltd.	640,116	16,224,511
		$61,956,280
Diversified Financial Services — 3.4%
Power Finance Corporation Ltd.	8,597,358	$56,837,595
		$56,837,595
Diversified Telecommunication Services — 4.0%
Bharti Airtel Ltd.(1)	2,705,865	$67,680,617
		$67,680,617

Security	Shares	Value
Electric Utilities — 3.7%
Tata Power Co. Ltd.	1,707,702	$62,922,801
		$62,922,801
Electrical Equipment — 9.8%
ABB Ltd.	657,500	$24,989,706
Areva T&D India, Ltd.	366,127	22,033,098
Bharat Heavy Electricals Ltd.	688,218	44,789,485
Sterlite Industries India Ltd.(1)	1,748,120	45,417,312
Suzlon Energy Ltd.	597,890	29,057,886
		$166,287,487
Energy Equipment & Services — 2.6%
Aban Offshore Ltd.	349,429	$43,457,163
		$43,457,163
Gas Utilities — 2.5%
Gas Authority of India Ltd.	3,157,975	$43,002,559
		$43,002,559
IT Services — 5.7%
Infosys Technologies Ltd.	556,217	$24,809,033
Mphasis BFL Limited	4,403,879	34,100,650
Tata Consultancy Services Ltd.	1,397,970	37,894,622
		$96,804,305
Machinery — 1.7%
Bharat Earth Movers Ltd.	690,572	$29,309,806
		$29,309,806
Media — 3.1%
Zee Entertainment Enterprises Ltd.	6,398,540	$52,560,177
		$52,560,177
Oil, Gas & Consumable Fuels — 10.9%
Oil and Natural Gas Corp. Ltd.	1,013,820	$31,560,204
Reliance Industries Ltd.	2,089,708	152,039,158
		$183,599,362
Pharmaceuticals — 2.3%
Sun Pharmaceutical Industries Ltd.	1,286,020	$38,974,259
		$38,974,259

See notes to financial statements
16

South Asia Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Real Estate Management & Development — 4.1%
DLF Ltd.	625,000	$17,028,733
Indiabulls Real Estate Ltd.(1)	1,062,310	19,729,371
Sobha Developers Ltd.	1,400,064	31,980,793
		$68,738,897
Software — 1.5%
Financial Technologies (India) Ltd.	385,865	$25,386,048
		$25,386,048
Thrifts & Mortgage Finance — 2.7%
Housing Development Finance Corp. Ltd.	634,370	$45,810,966
		$45,810,966
Transportation — 0.6%
Mundra Port and Sez Ltd.(1)	331,550	$10,672,857
		$10,672,857
Wireless Telecommunication Services — 3.4%
Reliance Communications Ltd.	3,053,160	$57,275,965
		$57,275,965
Total India (identified cost $989,598,628)		$1,577,376,517
Sri Lanka — 0.9%
Industrial Conglomerates — 0.5%
John Keells Holdings Ltd.	7,319,840	$8,572,937
		$8,572,937
Wireless Telecommunication Services — 0.4%
Dialog Telekom Ltd.	38,443,680	$7,076,609
		$7,076,609
Total Sri Lanka (identified cost $18,620,902)		$15,649,546
Total Common Stocks (identified cost $1,008,219,530)		$1,593,026,063

Index Funds — 2.6%
Security	Shares	Value
India — 2.6%
Banking Index Benchmark Exchange Traded Scheme-Bank BeES	1,750,000	$43,695,611
		$43,695,611
Total India (identified cost $30,477,754)		$43,695,611
Total Index Funds (identified cost $30,477,754)		$43,695,611
Total Investments — 96.9% (identified cost $1,038,697,284)		$1,636,721,674
Other Assets, Less Liabilities — 3.1%		$52,763,916
Net Assets — 100.0%		$1,689,485,590

(1)  Non-income producing security.

See notes to financial statements
17

South Asia Portfolio as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investments, at value (identified cost, $1,038,697,284)	$1,636,721,674
Cash	36,701,647
Foreign currency, at value (identified cost, $38,581,181)	38,571,975
Receivable for investments sold	12,075,778
Dividends and interest receivable	851,412
Receivable for foreign taxes	356,021
Tax claims receivable (Note 7)	984,073
Total assets	$1,726,262,580
Liabilities
Payable for investments purchased	$33,948,779
Payable to affiliate for investment advisory fee	951,974
Payable for capital gains taxes	400,498
Payable to affiliate for administration fee	323,410
Payable to affiliate for Trustees' fees	6,906
Accrued expenses	1,145,423
Total liabilities	$36,776,990
Net Assets applicable to investors' interest in Portfolio	$1,689,485,590
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,091,325,053
Net unrealized appreciation (computed on the basis of identified cost)	598,160,537
Total	$1,689,485,590

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends	$9,564,311
Interest	1,101,193
Total investment income	$10,665,504
Expenses
Investment adviser fee	$8,680,519
Administration fee	2,895,353
Trustees' fees and expenses	28,350
Custodian fee	2,229,972
Legal and accounting services	99,401
Miscellaneous	25,042
Total expenses	$13,958,637
Deduct — Reduction of custodian fee	$1,372
Total expense reductions	$1,372
Net expenses	$13,957,265
Net investment loss	$(3,291,761)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign taxes of $5,613,958	$208,864,345
Foreign currency transactions	2,773,544
Net realized gain	$211,637,889
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$369,330,647
Foreign currency	(91,018)
Net change in unrealized appreciation (depreciation)	$369,239,629
Net realized and unrealized gain	$580,877,518
Net increase in net assets from operations	$577,585,757

See notes to financial statements
18

South Asia Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income (loss)	$(3,291,761)	$487,531
Net realized gain from investment and foreign currency transactions	211,637,889	40,889,635
Net change in unrealized appreciation (depreciation) of investments and foreign currency	369,239,629	141,390,354
Net increase in net assets from operations	$577,585,757	$182,767,520
Capital transactions — Contributions	$569,046,473	$857,012,324
Withdrawals	(485,436,812)	(346,899,105)
Net increase in net assets from capital transactions	$83,609,661	$510,113,219
Net increase in net assets	$661,195,418	$692,880,739
Net Assets
At beginning of year	$1,028,290,172	$335,409,433
At end of year	$1,689,485,590	$1,028,290,172

See notes to financial statements
19

South Asia Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2007	2006	2005	2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.14%	1.22%	1.37%	1.56%	1.82%
Expenses after custodian fee reduction	1.14%	1.22%	1.37%	1.56%	1.82%
Net investment income (loss)	(0.27)%	0.07%	(0.18)%	0.31%	(0.18)%
Portfolio Turnover	63%	67%	29%	73%	87%
Total Return	56.32%	37.53%	46.82%	19.07%	120.47%
Net assets, end of year (000's omitted)	$1,689,486	$1,028,290	$335,409	$94,006	$50,040

See notes to financial statements
20

South Asia Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

South Asia Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve long-term capital appreciation by investing primarily in equity securities of companies in India and surrounding countries of the Indian sub-continent. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2007, the Eaton Vance Greater India Fund held an approximate 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to capital gains tax in India on gains realized upon disposition of Indian securities, payable prior to repatriation of sales proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward to offset future gains.

21

South Asia Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, 0.70% from $500 million up to $1 billion, 0.65% from $1 billion up to $1.5 billion, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2007, the advisory fee was 0.71% of the Portfolio's average daily net assets and amounted to $8,680,519. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio's average daily net assets up to $500 million, 0.233% from $500 million up to $1 billion, 0.217% from $1 billion up to $1.5 billion, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2007, the administration fee was 0.24% of the Portfolio's average daily net assets and amounted to $2,895,353.

Except for Trustees of the Portfolio who are not members of EVM's or Lloyd George's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory and administration

22

South Asia Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $834,886,101 and $746,205,380, respectively, for the year ended December 31, 2007.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,039,075,819
Gross unrealized appreciation	$603,250,672
Gross unrealized depreciation	(5,604,817)
Net unrealized appreciation	$597,645,855

The net unrealized appreciation on foreign currency at December 31, 2007 on a federal income tax basis was $136,147.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Settlement of securities transactions in the Indian subcontinent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

7  India Tax Claims Receivable

The Portfolio is subject to certain Indian income taxes in connection with transactions in Indian securities. The Indian tax authority has conducted a review of the Portfolio's tax returns filed for the years ended March 31, 2002 and 2001. In March 2004, the Indian tax authority assessed the Portfolio additional taxes for the 2000-2001 tax year and reduced the refund owed to the Portfolio for the 2001-2002 tax year, a net assessment of approximately $865,000. While the outcome of an appeal cannot be predicted, the Portfolio has appealed the assessment and has been advised by Indian legal counsel that it has a strong case for appeal with ultimate success. The appeal process may be lengthy and will involve expense to the Portfolio. The Indian tax authority has required the Portfolio to pay the assessed amount pending the appeal. The Portfolio has paid such amount to the tax authority. Such amount is reflected as a tax claim receivable on the Statement of Assets and Liabilities. As of December 31, 2007, the value of the tax claim receivable was $984,073 based on current exchange rates.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with

23

South Asia Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

24

South Asia Portfolio as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of South Asia Portfolio

We have audited the accompanying statement of assets and liabilities of South Asia Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of South Asia Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

25

Eaton Vance Greater India Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

26

Eaton Vance Greater India Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the South Asia Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Greater India Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator") and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

27

Eaton Vance Greater India Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten- year periods ended September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had waived fees and/or paid expenses for the Fund. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

28

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and South Asia Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "LGM" refers to Lloyd George Management (B.V.I.) Limited, "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust and Portfolio.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

29

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee of the Trust	Trustee of the Trust since 1998 and of the Portfolio since 2003	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Christopher Darling 6/9/64	Vice President of the Portfolio	Since 2007	Director of Research of Lloyd George (since 2006). Previously, an equity salesperson at Fox, Pitt Kelton in London (2005-2006), and investment consultant (2004) and a portfolio manager at Lombard Odier, Darier, Hentsch in London (1995-2003). Officer of 1 investment company managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr 8/17/50	Vice President of the Portfolio	Since 1994	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Hon. Robert Lloyd George 8/13/52	President of the Portfolio	Since 1994	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

30

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee since 2004. Previously, Vice President and research analyst of Goldman Sachs & Co. (2001-2004). Officer of 18 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVM, BMR, EVD, EVC and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell was Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

31

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Investment Adviser of South Asia Portfolio
Lloyd George Investment Management
(Bermuda) Limited

3808 One Exchange Square

Central, Hong Kong

Sponsor and Manager of Eaton Vance Greater India Fund
and Administrator of South Asia Portfolio
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Greater India Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

142-2/08  GISRC

Annual Report December 31, 2007

EATON VANCE
INSTITUTIONAL
SHORT TERM
TREASURY
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Institutional Short Term Treasury Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual	$1,000.00	$1,021.90	$2.29	**
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,022.90	$2.29	**

*  Expenses are equal to the Fund's annualized expense ratio of 0.45% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007.

**  Absent fee waivers by the manager and the principal underwriter, expenses would have been higher.

3

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Elizabeth S. Kenyon, CFA
Co-Portfolio Manager

Duke E. Laflamme, CFA
Co-Portfolio Manager

Economic and Market Conditions

• During 2007, the U.S. economy grew at a moderate pace of 2.2%, but weakened in the fourth quarter of the year, based on preliminary estimates. Unemployment moved up from 4.4% in December 2006, to 4.7% in July 2007, finishing higher at 5.0% in December 2007. Inflation also increased due to sharply higher food and energy prices. For 2007, the Consumer Price Index rose 4.1%, compared to 2.5% for 2006.

• The overarching issue affecting the financial markets in 2007 was the credit crunch that initially began as a crisis in the subprime mortgage market. Lending institutions responded by significantly tightening both corporate and consumer underwriting standards, and their reluctance to extend credit to the consumer threatened to turn what had begun as a financial sector issue into a problem for the overall economy. In the fixed-income markets, credit spreads widened, Treasuries rallied in a flight to quality, and the yield curve steepened.

• The U.S. Federal Reserve (the “Fed”) responded in the third and fourth quarters of 2007 by lowering the Fed Funds rate by a total of 100 basis points, or 1.0%, the first reductions since June 2003. The Fed also lowered the Discount Rate by a total of 150 basis points, or 1.5%.

Management Discussion

• Eaton Vance Institutional Short Term Treasury Fund invests exclusively in U.S. Treasury obligations (bills, notes, and bonds) with a remaining maturity of up to five years and repurchase agreements collateralized by U.S. Treasury obligations.

• During the first half of the fiscal year, management continued to maintain a relatively short weighted average maturity in the Fund to provide flexibility for interest rate increases, which benefited relative performance during the first half of the year. In the second half of the year, this strategy helped reduce volatility in the Fund’s net asset value (NAV) during a period of unusual market turmoil. For the year as a whole, however, the strategy detracted from the Fund’s performance relative to its benchmark index.

Total Return Performance 12/31/06 – 12/31/07

Eaton Vance Institutional Short Term Treasury Fund(1)	4.57%
Merrill Lynch 0-1 Year Treasury Notes and Bonds Index(2)	5.45

(1)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge. Absent fee waivers by the manager and the principal underwriter, the returns would be lower.

(2)

It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2007

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the Merrill Lynch 0-1 Year Treasury Notes and Bonds Index, an unmanaged index of U.S. Treasury Notes and Bonds with maturities of 1 year or less. The lines on the graph represent the total returns of a hypothetical investment of $25,000 in each of the Fund and the Merrill Lynch 0-1 Year Treasury Notes and Bonds Index. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance

Symbol	EVTIX

SEC Average Annual Total Returns
One Year	4.57%
Five Years	2.57
Life of Fund†	3.08

†Inception Date – 1/4/99

Total Annual Operating Expenses(1)

Gross Expense Ratio	0.60%
Net Expense Ratio	0.44

(1) Source: Prospectus dated 5/1/07. Net Expense Ratio reflects a voluntary management fee waiver and distribution and service fees waiver that can be terminated at any time. Without these waivers performance would have been lower.

Asset Allocation(2)

By net assets

U.S. Treasury Obligations	50.5%

Repurchase Agreements	49.9%

(2) As a percentage of the Fund’s net assets as of 12/31/07.

*	Sources: Thomson Financial; Lipper, Inc. The Fund commenced investment operations on 1/4/99. The chart uses the closest month-end after inception.

It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS

U.S. Treasury Obligations — 50.5%
Security	Principal Amount (000's omitted)	Value
US Treasury Bill, 0.00%, 1/17/08	$10	$9,989
US Treasury Bill, 0.00%, 2/7/08	7,600	7,577,732
Total U.S. Treasury Obligations (identified cost $7,586,941)		$7,587,721
Repurchase Agreements — 49.9%
Security	Principal Amount (000's omitted)	Value
JP Morgan Chase Repurchase Agreement, dated 12/31/07, due 1/2/08, with a maturity value of $3,742,260 and an effective yield of 1.25%, collateralized by U.S. Treasury Obligations with rates ranging from 3.125% to 5.50%, maturity dates ranging from 3/31/08 to 11/15/12 and an aggregated market value of $3,816,894	$3,742	$3,742,000
Morgan Stanley Repurchase Agreement, dated 12/31/07, due 1/2/08, with a maturity value of $3,748,302 and an effective yield of 1.45%, collateralized by U.S. Treasury Obligations with a rate of 0.00%, maturity dates ranging from 5/8/08 to 6/26/08 and an aggregate market value of $3,823,797	3,748	3,748,000
Total Repurchase Agreements (identified cost $7,490,000)		$7,490,000
Total Investments — 100.4% (identified cost $15,076,941)		$15,077,721
Other Assets, Less Liabilities — (0.4)%		$(61,091)
Net Assets — 100.0%		$15,016,630

See notes to financial statements
4

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investments, at value (identified cost, $7,586,941)	$7,587,721
Repurchase Agreements, at value (identified cost, $7,490,000)	7,490,000
Cash	430
Interest receivable	303
Total assets	$15,078,454
Liabilities
Payable to affiliate for distribution and service fees	$50,223
Payable to affiliate for management fee	11,569
Other liabilities	32
Total liabilities	$61,824
Net Assets	$15,016,630
Sources of Net Assets
Paid-in capital	$15,481,404
Accumulated net realized loss	(465,554)
Net unrealized appreciation	780
Total	$15,016,630
Net Asset Value, Offering Price and Redemption Price Per Share
($15,016,630 ÷ 219,906 shares of beneficial interest outstanding)	$68.29

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Interest	$5,605,246
Total investment income	$5,605,246
Expenses
Management fee	$412,066
Distribution and service fees	294,244
Total expenses	$706,310
Deduct — Reduction of management fee	$129,506
Reduction of distribution and service fees	47,079
Total expense reductions	$176,585
Net expenses	$529,725
Net investment income	$5,075,521
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions	$73,264
Net realized gain	$73,264
Change in unrealized appreciation (depreciation) — Investments	$2,312
Net change in unrealized appreciation (depreciation)	$2,312
Net realized and unrealized gain	$75,576
Net increase in net assets from operations	$5,151,097

See notes to financial statements
5

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$5,075,521	$33,991,897
Net realized gain (loss) from investment transactions	73,264	(161,691)
Net change in unrealized appreciation (depreciation) from investments	2,312	864
Net increase in net assets from operations	$5,151,097	$33,831,070
Distributions to shareholders — From net investment income	$(586,179)	$(1,481,269)
Total distributions to shareholders	$(586,179)	$(1,481,269)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$679,816,962	$3,080,172,849
Net asset value of shares issued to shareholders in payment of distributions declared	586,179	—
Cost of shares redeemed	(683,483,608)	(3,108,975,744)
Net decrease in net assets from Fund share transactions	$(3,080,467)	$(28,802,895)
Net increase in net assets	$1,484,451	$3,546,906
Net Assets
At beginning of year	$13,532,179	$9,985,273
At end of year	$15,016,630	$13,532,179

See notes to financial statements
6

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,
	2007(1)	2006(1)	2005	2004	2003(1)
Net asset value — Beginning of year	$67.960	$72.180	$72.210	$72.200	$72.840
Income (loss) from operations
Net investment income	$2.989	$3.421	$1.923	$0.677	$0.696
Net realized and unrealized gain (loss)	0.115	(0.202)	(0.030)	0.010	(0.476	)(2)
Total income from operations	$3.104	$3.219	$1.893	$0.687	$0.220
Less distributions
From net investment income	$(2.774)	$(7.439)	$(1.923)	$(0.677)	$(0.860)
Total distributions	$(2.774)	$(7.439)	$(1.923)	$(0.677)	$(0.860)
Net asset value — End of year	$68.290	$67.960	$72.180	$72.210	$72.200
Total Return(3)	4.57%	4.46%	2.62%	0.95%	0.31%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$15,017	$13,532	$9,985	$9,988	$9,988
Ratios (As a percentage of average daily net assets):
Net expenses(4)	0.45%	0.44%	0.28%	0.25%	0.25%
Net investment income	4.31%	4.60%	2.63%	0.93%	0.96%
Portfolio Turnover	0%	0%	0%	0%	0%

(1)  Net Investment income per share was computed using average shares outstanding.

(2)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The manager voluntarily waived a portion of its management fee and the principal underwriter voluntarily waived a portion of its distribution and service fees (equal to 0.15%, 0.16%, 0.32%, 0.35% and 0.35% of average daily net assets for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively). Absent this waiver, total return would be lower.

See notes to financial statements
7

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Institutional Short Term Treasury Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to seek current income and liquidity. The Fund invests exclusively in U.S. Treasury obligations (bills, notes and bonds) with a remaining maturity of up to five years and repurchase agreements collateralized exclusively by U.S. Treasury obligations.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Repurchase agreements are valued at amortized cost. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $464,796 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2010 ($308,361) and December 31, 2014 ($156,435).

During the year ended December 31, 2007, a capital loss carryforward of $68,766 was utilized to offset net realized gains by the Fund.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Repurchase Agreements — The Fund may enter into repurchase agreements collateralized exclusively by U.S. Treasury obligations with banks and broker-dealers determined to be creditworthy by the Fund's Manager, Eaton Vance Management (EVM). Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund's repurchase agreements provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions

8

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to pay dividends and capital gains annually, normally in December. The Fund intends, on its tax return, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the Fund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund's shares, the total return on a shareholder's investment will not be reduced as a result of the Fund's distribution policy. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Ordinary income	$586,179	$1,481,269

During the year ended December 31, 2007, undistributed net investment income (accumulated net investment loss) was decreased by $4,489,342, and paid-in capital was increased by $4,489,342 due to the Fund's use of equalization accounting (see Note 2). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(464,796)
Net unrealized appreciation	$22

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

3  Management Fee and Other Transactions with Affiliates

The management fee is earned by EVM as compensation for management services rendered to the Fund. The fee is computed at an annual rate of 0.35% of the Fund's average daily net assets and is payable monthly. For the year ended December 31, 2007, the management fee amounted to $412,066. Pursuant to a voluntary fee waiver, EVM made a reduction of its management fee in the amount of $129,506. EVM also provides administrative services and pays all ordinary operating expenses of the Fund (except distribution and service fees and management fees). Eaton Vance Distributors, Inc. (EVD), the Fund's underwriter and a subsidiary of EVM, received distribution and service fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund are officers of EVM. Trustees' fees incurred by the Fund for the year ended December 31, 2007 were paid by EVM.

9

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of the Fund's average daily net assets for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2007 amounted to $294,244. Pursuant to a voluntary fee waiver, EVD made a reduction of its distribution and service fees in the amount of $47,079.

5  Purchases and Sales of Investments

Purchases and sales (including maturities) of short-term U.S. Government securities aggregated $968,745,420 and $971,319,958, respectively, for the year ended December 31, 2007. There were no purchases or sales of long-term investments during the year ended December 31, 2007.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$15,077,699
Gross unrealized appreciation	$22
Gross unrealized depreciation	—
Net unrealized appreciation	$22

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

8  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31,
	2007	2006
Sales	9,871,760	41,571,417
Issued to shareholders electing to receive payments of distributions in Fund shares	8,586	—
Redemptions	(9,859,567)	(41,510,620)
Net increase	20,779	60,797

At December 31, 2007, EVM owned 100% of the outstanding shares of the Fund.

9  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

10

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Institutional Short Term Treasury Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Institutional Short Term Treasury Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

11

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

12

Eaton Vance Institutional Short Term Treasury Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the

13

Eaton Vance Institutional Short Term Treasury Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the management agreement of the Eaton Vance Institutional Short Term Treasury Fund (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the management agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the management agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the management agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2006 for the Fund. The Board concluded that the performance of the Fund is satisfactory.

14

Eaton Vance Institutional Short Term Treasury Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the one-year period ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

15

Eaton Vance Institutional Short Term Treasury Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Since 1989	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

16

Eaton Vance Institutional Short Term Treasury Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President	Since 2006	Managing Director of Fox and member of the Investment Committee. Officers of 18 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendent Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President	Since 2008	Principal of Fox and member of the Investment Committee since 2004. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 18 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

17

Eaton Vance Institutional Short Term Treasury Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Michael W. Weilheimer 2/11/61	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVC, EVM, BMR, EVD, and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

18

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This Page Intentionally Left Blank

Manager
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Institutional Short Term Treasury Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

163-2/08  I-TYSRC

Annual Report December 31, 2007

EATON VANCE
INSTITUTIONAL
SHORT TERM
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Institutional Short Term Income Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Institutional Short Term Income Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual	$1,000.00	$1,020.60	$2.34	**
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,022.90	$2.35	**

*  Expenses are equal to the Fund's annualized expense ratio of 0.46% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007.

** Absent fee waivers by the investment adviser and the principal underwriter, expenses would have been higher.

3

Eaton Vance Institutional Short Term Income Fund as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Elizabeth S. Kenyon, CFA
Co-Portfolio Manager

Thomas H. Luster, CFA
Co-Portfolio Manager

Economic and Market Conditions

• During 2007, the U.S. economy grew at a moderate pace of 2.2%, but weakened in the fourth quarter of the year, based on preliminary estimates. Unemployment moved up from 4.4% in December 2006, to 4.7% in July 2007, finishing higher at 5.0% in December 2007. Inflation also increased due to sharply higher food and energy prices. For 2007, the Consumer Price Index rose 4.1%, compared to 2.5% for 2006.

• The overarching issue affecting the financial markets in 2007 was the credit crunch that initially began as a crisis in the subprime mortgage market Lending institutions responded by significantly tightening both corporate and consumer underwriting standards, and their reluctance to extend credit to the consumer threatened to turn what had begun as a financial sector issue into a problem for the overall economy. In the fixed-income markets, credit spreads widened, Treasuries rallied in a flight to quality, and the yield curve steepened.

• The U.S. Federal Reserve (the “Fed”) responded in the third and fourth quarters of 2007 by lowering the Fed Funds rate by a total of 100 basis points, or 1.0%, the first reductions since June 2003. The Fed also lowered the Discount Rate by a total of 150 basis points, or 1.5%.

Management Discussion

• Eaton Vance Institutional Short Term Income Fund seeks current income and liquidity. The Fund currently seeks to meet its investment objective by investing in U.S. Treasury obligations, U.S. agency obligations, obligations of commercial banks or savings and loan associations (such as bankers’ acceptances and fixed and variable rate certificates of deposit),repurchase agreements, auction-rate securities, commercial paper, corporate bonds, preferred stock, fixed and floating-rate asset-backed securities, and mortgage-backed securities. The Fund maintains a dollar weighted average portfolio maturity of not more than three years. The dollar-weighted average duration of the Fund will not exceed two years.

• During the first half of the fiscal year, management continued to maintain a relatively short weighted average maturity in the Fund to provide flexibility for interest rate increases, which benefited relative performance during the first half of the year. In the second half of the year, this strategy helped reduce volatility in the Fund’s net asset value (NAV) during a period of unusual market turmoil. For the year as a whole, however, the strategy detracted from the Fund’s performance relative to its benchmark index.

Total Return Performance 12/31/06 – 12/31/07

Eaton Vance Institutional Short Term Income Fund(1)	4.59%
Merrill Lynch U.S. Corporate & Government 1-3 Years A-Rated and Above Index(2)	6.98

(1)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge. Absent fee waivers by the investment adviser and the principal underwriter, the returns would be lower.

(2)

It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance Institutional Short Term Income Fund as of December 31, 2007

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the Merrill Lynch U.S. Corporate& Government, 1-3 Years, A-Rated and Above Index, an unmanaged index of U.S. Treasury securities and corporate bonds with maturities of between one and three years. The lines on the graph represent the total returns of a hypothetical investment of $25,000 in each of the Fund and the Merrill Lynch U.S. Corporate & Government, 1-3 Years, A-Rated and Above Index. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance

Symbol	EISIX

SEC Average Annual Total Returns
One Year	4.59%
Life of Fund†	2.85

†Inception Date – 1/7/03

Total Annual Operating Expenses(1)

Gross Expense Ratio	0.60%
Net Expense Ratio	0.44

(1)

Source: Prospectus dated 5/1/07. Net Expense Ratio reflects a voluntary advisory fee waiver and distribution and service fees waiver that can be terminated at any time. Without these waivers, performance would have been lower.

Asset Allocation(2)

By net assets

(2) As a percentage of the Fund’s net assets as of 12/31/07.

*	Source: Thomson Financial; Lipper Inc. The Fund commenced investment operations on 1/7/03. The chart uses the closest month-end after inception.

It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance Institutional Short Term Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Commercial Paper — 30.7%
Security	Principal Amount (000's omitted)	Value
Banks and Money Services — 30.7%
Abbey National North America, LLC, 4.61%, 1/2/08	$2,000	$1,999,744
Barton Capital Corp., 5.12%, 1/2/08(1)	994	993,858
CIT Group, Inc., 5.60%, 1/17/08(1)	1,000	997,511
Fortis Funding, LLC, 4.645%, 1/7/08(1)	1,500	1,498,839
Old Line Funding, LLC, 5.55%, 1/4/08(1)	2,000	1,999,075
Ranger Funding Co., LLC, 5.52%, 1/4/08(1)	2,000	1,999,080
Sheffield Receivables Corp., 5.13%, 1/15/08(1)	4,000	3,992,020
Yorktown Capital, LLC, 5.52%, 1/3/08(1)	2,000	1,999,387
		$15,479,514
Total Commercial Paper (identified cost $15,479,514)		$15,479,514
Mortgage-Backed Securities — 0.2%
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association, Series 2003-58, Class PN, 3.50%, 10/25/21	$126	$126,092
Total Mortgage-Backed Securities (identified cost $127,232)		$126,092
Commercial Mortgage-Backed Securities — 43.4%
Security	Principal Amount (000's omitted)	Value
Banks and Money Services — 43.4%
COMM, Series 2005-F10A, Class A1, 5.128%, 4/15/17(2)(3)	$1,501	$1,493,704
GSMS, Series 2001-ROCK, Class A2FL, 5.585%, 5/3/18(2)(3)	3,000	3,028,990
JPMCC, Series 2005-FL1A, Class A1, 5.138%, 2/15/19(2)(3)	87	86,474
JPMCC, Series 2005-FL1A, Class A2, 5.208%, 2/15/19(2)(3)	5,000	4,992,643
JPMCC, Series 2006-FL2A, Class A2, 5.158%, 11/15/18(2)(3)	5,000	4,812,646

Security	Principal Amount (000's omitted)	Value
Banks and Money Services (continued)
MLFT, Series 2006-1, Class A1, 5.098%, 6/15/22(2)(3)	$3,199	$3,104,476
WBCMT, Series 2006-WL7A, Class A1, 5.118%, 9/15/21(2)(3)	4,403	4,336,727
Total Commercial Mortgage-Backed Securities (identified cost $22,245,374)		$21,855,660
Preferred Stocks — 5.9%
Security	Shares	Value
Banks and Money Services — 5.9%
MBNA Capital D, 8.125%, 10/1/32	120,000	$2,967,291
Total Preferred Stocks (identified cost $3,000,000)		$2,967,291
Repurchase Agreements — 20.0%
Security	Principal Amount (000's omitted)	Value
Morgan Stanley Repurchase Agreement, dated 12/31/07, due 1/2/08, with a maturity value of $10,087,381 and an effective yield of 4.25%, collaterized by U.S. Treasury Obligation with a rate of 0.00%, maturity date of 11/15/09 and an aggregate market value of $10,289,995	$10,085	$10,085,000
Total Repurchase Agreements (identified cost $10,085,000)		$10,085,000
Total Investments — 100.2% (identified cost $50,937,120)		$50,513,557
Other Assets, Less Liabilities — (0.2)%		$(119,500)
Net Assets — 100.0%		$50,394,057

See notes to financial statements
4

Eaton Vance Institutional Short Term Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

COMM - Commercial Mortgage Pass Through Certificate

GSMS - GS Mortgage Securities Corporation II

JPMCC - JP Morgan Chase Commercial Mortgage Security Corp.

MLFT - Merrill Lynch Floating Trust

WBCMT - Wachovia Bank Commercial Mortgage Trust

(1)  A security which has been issued under section 4(2) of the Securities Act of 1933 and is generally regarded as restricted and illiquid. This security may be resold in transactions exempt from registration or to the public if the security is registered. All such securities held are deemed liquid based on criteria and procedures authorized by the Trustees.

(2)  Variable rate security. The stated interest rate represents the rate in effect at December 31, 2007.

(3)  Private placement security that may be resold to qualified investors.

See notes to financial statements
5

Eaton Vance Institutional Short Term Income Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investments, at value (identified cost, $40,852,120)	$40,428,557
Repurchase Agreements, at value (identified cost, $10,085,000)	10,085,000
Cash	714
Interest receivable	125,353
Total assets	$50,639,624
Liabilities
Payable to affiliate for distribution and service fee	$189,166
Payable to affiliate for investment advisory fee	33,583
Payable to affiliate for administration fee	22,818
Total liabilities	$245,567
Net Assets	$50,394,057
Sources of Net Assets
Paid-in capital	$50,817,620
Net unrealized depreciation	(423,563)
Total	$50,394,057
Net Asset Value, Offering Price and Redemption Price Per Share
($50,394,057 ÷ 1,119,336 shares of beneficial interest outstanding)	$45.02

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Interest	$22,889,391
Total investment income	$22,889,391
Expenses
Investment adviser fee	$1,076,020
Administration fee	430,408
Distribution and service fees	1,076,020
Total expenses	$2,582,448
Deduct — Reduction of investment adviser fee	$429,123
Reduction of distribution and service fees	174,861
Total expense reductions	$603,984
Net expenses	$1,978,464
Net investment income	$20,910,927
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions	$2,924
Net realized gain	$2,924
Change in unrealized appreciation (depreciation) — Investments	$(424,109)
Net change in unrealized appreciation (depreciation)	$(424,109)
Net realized and unrealized loss	$(421,185)
Net increase in net assets from operations	$20,489,742

See notes to financial statements
6

Eaton Vance Institutional Short Term Income Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$20,910,927	$16,184,924
Net realized gain from investment transactions and realized gain distributions from auction- rate securities	2,924	59,097
Net change in unrealized appreciation (depreciation) from investments	(424,109)	305,821
Net increase in net assets from operations	$20,489,742	$16,549,842
Distributions to shareholders — From net investment income	$(1,905,967)	$(935,416)
Total distributions to shareholders	$(1,905,967)	$(935,416)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$1,647,064,995	$1,047,690,760
Net asset value of shares issued to shareholders in payment of distributions declared	1,905,967	—
Cost of shares redeemed	(1,622,029,440)	(1,360,271,966)
Net increase (decrease) in net assets from Fund share transactions	$26,941,522	$(312,581,206)
Net increase (decrease) in net assets	$45,525,297	$(296,966,780)
Net Assets
At beginning of year	$4,868,760	$301,835,540
At end of year	$50,394,057	$4,868,760

See notes to financial statements
7

Eaton Vance Institutional Short Term Income Fund as of December 31, 2007

FINANCIAL STATEMENTS

Financial Highlights

	Year Ended December 31,				Period Ended
	2007(1)	2006(1)	2005(1)	2004(1)	December 31, 2003(1)(2)
Net asset value — Beginning of period	$44.730	$50.980	$50.240	$50.190	$50.000
Income (loss) from operations
Net investment income	$2.221	$2.314	$1.583	$0.632	$0.422
Net realized and unrealized gain (loss)	(0.161)	0.030	(0.097)	(0.034)	0.048
Total income from operations	$2.060	$2.344	$1.486	$0.598	$0.470
Less distributions
From net investment income	$(1.770)	$(8.594)	$(0.746)	$(0.548)	$(0.280)
Total distributions	$(1.770)	$(8.594)	$(0.746)	$(0.548)	$(0.280)
Net asset value — End of period	$45.020	$44.730	$50.980	$50.240	$50.190
Total Return(3)	4.59%	4.61%	2.95%	1.19%	0.94	%(6)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$50,394	$4,869	$301,836	$135,027	$97,115
Ratios (As a percentage of average daily net assets):
Net expenses(4)	0.46%	0.43%	0.34%	0.30%	0.55	%(5)
Net investment income	4.86%	4.46%	3.11%	1.25%	0.85	%(5)
Portfolio Turnover	250%	270%	378%	390%	429%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, January 7, 2003, to December 31, 2003.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The investment adviser voluntarily waived a portion of its investment advisory fee and the principal underwriter voluntarily waived a portion of its distribution and service fees (equal to 0.14%, 0.17%, 0.26%, 0.30% and 0.05% of average daily net assets for the years ended December 31, 2007, 2006, 2005 and 2004 and the period from the start of business, January 7, 2003, to December 31, 2003, respectively). Absent this waiver, total return would be lower.

(5)  Annualized.

(6)  Not annualized.

See notes to financial statements
8

Eaton Vance Institutional Short Term Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Institutional Short Term Income Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to seek current income and liquidity. The Fund invests in U.S. Treasury obligations, U.S. agency obligations, obligations of commercial banks or savings and loan associations (such as bankers' acceptances and fixed and variable rate certificates of deposit), repurchase agreements, auction rate securities, commercial paper, corporate bonds, preferred stock, fixed and floating rate asset-backed securities and mortgage-backed securities, all of which must be rated A or higher (i.e., within the top three rating categories).

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. The value of preferred debt securities that are valued by a pricing service on an equity basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Repurchase Agreements — The Fund may enter into repurchase agreements collateralized by U.S. Treasury obligations, U.S. agency obligations, commercial paper and mortgage-backed securities involving any or all of its assets with banks and broker dealers determined to be creditworthy by the Fund's Manager, Eaton Vance Management (EVM). Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund's repurchase agreements provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of bankruptcy of the

9

Eaton Vance Institutional Short Term Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distribution to Shareholders

It is the present policy of the Fund to pay dividends and capital gains annually, normally in December. The Fund intends, on its tax return, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the Fund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund's shares, the total return on a shareholder's investment will not be reduced as a result of the Fund's distribution policy. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Ordinary income	$1,905,967	$935,416

During the year ended December 31, 2007, accumulated net realized gain was decreased by $2,924, undistributed net investment income was decreased by $19,004,960, and paid-in capital was increased by $19,007,884 due to differences between book and tax accounting, primarily for the Fund's use of equalization accounting (see Note 2). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized depreciation	$(423,563)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.25% of the Fund's average daily net assets and is payable monthly. For the year ended December 31, 2007, the advisory fee amounted to $1,076,020. Pursuant to a voluntary fee waiver, EVM made a reduction of its investment adviser fee in the amount of $429,123 for the year ended December 31, 2007. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.10% of the Fund's average daily net assets. For the year ended December 31, 2007, the administration fee amounted to $430,408. EVM also pays all ordinary operating expenses of the Fund (except distribution and service fees, administration fees and advisory fees). Eaton

10

Eaton Vance Institutional Short Term Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Vance Distributors, Inc. (EVD), the Fund's principal underwriter and a subsidiary of EVM, received distribution and service fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM. Trustees' fees incurred by the Fund for the year ended December 31, 2007 were paid by EVM.

4  Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of the Fund's average daily net assets for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2007 amounted to $1,076,020. Pursuant to a voluntary waiver, EVD made a reduction of its distribution and service fees of $174,861.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal paydowns, for the year ended December 31, 2007 were as follows:

Purchases
Investments (non-U.S. Government)	$149,251,138
U.S. Government and Agency Securities	37,943,767
$187,194,905
Sales
Investments (non-U.S. Government)	$124,091,837
U.S. Government and Agency Securities	38,610,603
$162,702,440

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$50,937,120
Gross unrealized appreciation	$—
Gross unrealized depreciation	(423,563)
Net unrealized depreciation	$(423,563)

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

8  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31,
	2007	2006
Sales	36,375,900	20,211,428
Issued to shareholders electing to receive payments of distributions in Fund shares	42,214	—
Redemptions	(35,407,626)	(26,023,100)
Net increase (decrease)	1,010,488	(5,811,672)

At December 31, 2007, EVM owned 100% of the outstanding shares of the Fund.

11

Eaton Vance Institutional Short Term Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

9  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

12

Eaton Vance Institutional Short Term Income Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Institutional Short Term Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Institutional Short Term Income Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, January 7, 2003, to December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Institutional Short Term Income Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, January 7, 2003, to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

13

Eaton Vance Institutional Short Term Income Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

14

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the

15

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Institutional Short Term Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year and three-year periods ended September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

16

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

17

Eaton Vance Institutional Short Term Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Since 1989	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

18

Eaton Vance Institutional Short Term Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President	Since 2006	Vice President of EVM and BMR since January 2005. Previously, he was Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President	Since 2006	Managing Director of Fox. and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM and BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President	Since 2008	Principal of Fox and member of the Investment Committee since 2004. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 18 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

19

Eaton Vance Institutional Short Term Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Michael W. Weilheimer 2/11/61	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVC, EVM, BMR, EVD and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

20

Investment Adviser
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
State Street Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Institutional Short Term Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1555-2/08  ISTISRC

Annual Report December 31, 2007

EATON VANCE
SPECIAL
EQUITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Special Equities Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Special Equities Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual
Class A	$1,000.00	$1,015.50	$6.76
Class B	$1,000.00	$1,011.90	$10.55
Class C	$1,000.00	$1,011.90	$10.55
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.77
Class B	$1,000.00	$1,014.70	$10.56
Class C	$1,000.00	$1,014.70	$10.56

* Expenses are equal to the Fund's annualized expense ratio of 1.33% for Class A shares, 2.08% for Class B shares, and 2.08% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Special Equities Fund as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Nancy B. Tooke, CFA
Portfolio Manager

Economic and Market Conditions

•

Broad equity markets finished the year ended December 31, 2007, with respectable gains, despite increased volatility and ongoing concerns regarding the credit and housing markets. Global equities were booming early in 2007 as strong momentum continued from the previous year, but global markets encountered a turbulent second half of the year. Troubles with subprime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in the equity and fixed income markets continued through yearend.

•

For the year ended December 31, 2007, seven of the ten major sectors within the S&P SmallCap 600 Index registered positive returns. Energy, health care, materials and industrials were the top-performing Index sectors during the year, while the financials, consumer discretionary and telecom sectors produced the weakest performance. Market-leading industries of 2007 included energy equipment and services, aerospace, metals and mining and biotech. In contrast, areas such as thrifts and mortgage finance, retailers, household products, real estate management and development, and consumer finance industries all realized negative returns for the year. On average during the course of the year, large-capitalization stocks outperformed small-capitalization stocks and growth-style investments outperformed value-style investments.(2)

Management Discussion

•	The Fund invests its assets in Special Equities Portfolio (the “Portfolio”), a separate registered investment company with the same objectives and investment policies as the Fund.

•

During the fiscal year ended December 31, 2007, all of the Fund’s share classes outperformed the average return of the funds in their peer group, as well as their benchmark indices, by a significant margin. The Portfolio was underweighted in the consumer discretionary sector, as hard-pressed consumers were pinched by rising energy costs and declining home values. However, stock selection in areas such as for-profit education boosted relative performance. The companies experienced a large increase in enrollments for post secondary education programs, including increasing revenues from on-line programs.

•

An investment in a European operator of television stations was also additive. The company saw strong growth in advertising revenues in Ukraine and the Czech Republic. Stock selection in the consumer staples sector also helped performance. A maker of household and personal care products fared well, having successfully cut costs to offset price hikes in inputs such as chemicals, paper and energy.

•

The Portfolio benefited from an overweighting and stock selection in the energy sector. Investments in independent oil and gas exploration companies fared well, as the companies reported record production in a period of surging oil prices.

•

In the energy services area, investments in drilling contractors, equipment manufacturers and providers of transportation services performed well amid increasing exploration activity. In the materials sector, a large fertilizer manufacturer benefited from rising commodity prices. Increased ethanol production added significantly to demand for corn.

Eaton Vance Special Equities Fund

Total Return Performance 12/31/06 – 12/31/07

Class A (1)	22.17%
Class B (1)	21.26
Class C (1)	21.19
S&P Small Cap 600 Index (2)	-0.30
Russell 2000 Growth Index (2)	7.05
Lipper Small Cap Growth Funds Average (2)	8.70

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•

Some of the Portfolio’s industrial sector stocks contributed positively to performance. An engineering and construction company won new awards to supply utility plants with environment-friendly generating equipment. An aerospace company benefited from strong demand for parts and services from the commercial aviation industry. A manufacturer of wheels and tires for large construction and earth-moving vehicles saw increasing sales to the agricultural sector.

•

The Portfolio was underweighted in the troubled financial sector, a posture that helped performance. However, some of the Portfolio’s weaker performers were, nonetheless, financial stocks. The contagion from the subprime crisis drove commercial banks, insurance companies and investment banks lower, including even those with continuing loan growth and good asset quality. The information technology sector turned in a mixed performance. Makers of electronics equipment for defense and other specialty applications did well. However, some software companies performed poorly, as the gloom within the financial sector created uncertainty regarding the outlook for near-term IT spending.

Portfolio Composition

Top Ten Equity Holdings(1)

By net assets

Foster Wheeler, Ltd.	3.3%
Terra Industries, Inc.	2.7
Denbury Resources, Inc.	2.6
FTI Consulting, Inc.	2.2
VeriSign, Inc.	2.1
Central European Media Enterprises, Ltd., Cl A	2.0
Range Resources Corp.	2.0
Forest Oil Corp.	1.8
FLIR Systems, Inc.	1.8
AAR Corp.	1.8

(1)     Top Ten Equity Holdings represented 22.3% of Portfolio net assets as of 12/31/07.

Common Stock Investments by Sector(2)

By net assets

(2)     As a percentage of Portfolio net assets as of 12/31/07.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Portfolio’s future investments and may change due to active management.

2

Eaton Vance Special Equities Fund as of December 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of 600 small capitalization stocks trading in the U. S., and the Russell 2000 Growth Index, an unmanaged market capitalization weighted index of 2000 small company stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P SmallCap 600 Index and the Russell 2000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Share Class Symbol	EVSEX	EMSEX	ECSEX
Average Annual Total Returns (at net asset value)
One Year	22.17%	21.26%	21.19%
Five Years	15.72	14.83	14.85
Ten Years	4.74	4.02	4.07
Life of Fund†	7.95	6.55	6.64
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	15.15%	16.26%	20.19%
Five Years	14.36	14.60	14.85
Ten Years	4.12	4.02	4.07
Life of Fund†	7.78	6.55	6.64

†Inception dates: Class A: 4/22/68; Class B: 8/22/94; Class C: 11/17/94

(1)

Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C
Expense Ratio	1.42%	2.17%	2.17%

(2)     Source: Prospectus dated 5/1/07.

*	Source: Thomson Financial. Class A of the Fund commenced investment operations on 4/22/68.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 12/31/97 would have been valued at $14,835 and $14,911, respectively, on 12/31/07. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Special Equities Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investment in Special Equities Portfolio, at value (identified cost, $49,530,349)	$61,177,090
Receivable for Fund shares sold	117,386
Total assets	$61,294,476
Liabilities
Payable for Fund shares redeemed	$178,145
Payable to affiliate for distribution and service fees	40,731
Payable to affiliate for Trustees' fees	48
Accrued expenses	42,736
Total liabilities	$261,660
Net Assets	$61,032,816
Sources of Net Assets
Paid-in capital	$64,719,333
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(15,356,582)
Accumulated undistributed net investment income	23,324
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	11,646,741
Total	$61,032,816
Class A Shares
Net Assets	$54,931,418
Shares Outstanding	3,346,160
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$16.42
Maximum Offering Price Per Share (100 ÷ 94.25 of $16.42)	$17.42
Class B Shares
Net Assets	$2,362,348
Shares Outstanding	146,376
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$16.14
Class C Shares
Net Assets	$3,739,050
Shares Outstanding	231,801
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$16.13
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $3,568)	$160,842
Interest allocated from Portfolio	149,484
Expenses allocated from Portfolio	(431,739)
Net investment loss from Portfolio	$(121,413)
Expenses
Trustees' fees and expenses	$234
Distribution and service fees Class A	123,006
Class B	23,481
Class C	29,833
Transfer and dividend disbursing agent fees	81,327
Registration fees	36,732
Legal and accounting services	35,120
Custodian fee	14,014
Printing and postage	13,557
Miscellaneous	7,056
Total expenses	$364,360
Net investment loss	$(485,773)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$5,839,815
Foreign currency transactions	(908)
Net realized gain	$5,838,907
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$4,663,551
Foreign currency	8
Net change in unrealized appreciation (depreciation)	$4,663,559
Net realized and unrealized gain	$10,502,466
Net increase in net assets from operations	$10,016,693

See notes to financial statements
5

Eaton Vance Special Equities Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment loss	$(485,773)	$(324,768)
Net realized gain from investment and foreign currency transactions	5,838,907	7,644,849
Net change in unrealized appreciation (depreciation) from investments and foreign currency	4,663,559	(478,733)
Net increase in net assets from operations	$10,016,693	$6,841,348
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$12,983,340	$1,552,586
Class B	1,062,135	453,220
Class C	1,907,345	319,922
Cost of shares redeemed Class A	(8,075,761)	(6,078,272)
Class B	(1,057,252)	(878,159)
Class C	(748,334)	(707,712)
Net asset value of shares exchanged Class A	180,304	424,250
Class B	(180,304)	(424,250)
Net increase (decrease) in net assets from Fund share transactions	$6,071,473	$(5,338,415)
Net increase in net assets	$16,088,166	$1,502,933
Net Assets
At beginning of year	$44,944,650	$43,441,717
At end of year	$61,032,816	$44,944,650
Accumulated undistributed net investment income included in net assets
At end of year	$23,324	$—

See notes to financial statements
6

Eaton Vance Special Equities Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2007(1)	2006(1)		2005(1)	2004(1)		2003(1)
Net asset value — Beginning of year	$13.440	$11.490		$10.740	$10.360		$7.910
Income (loss) from operations
Net investment loss	$(0.126)	$(0.083)		$(0.132)	$(0.136)		$(0.127)
Net realized and unrealized gain	3.106	2.033		0.882	0.516		2.577
Total income from operations	$2.980	$1.950		$0.750	$0.380		$2.450
Net asset value — End of year	$16.420	$13.440		$11.490	$10.740		$10.360
Total Return(2)	22.17%	16.97%		6.96%	3.72%		30.95%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$54,931	$40,700		$38,627	$42,778		$46,244
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.39%	1.42	%(4)	1.76%	1.63	%(4)	1.64%
Expenses after custodian fee reduction(3)	1.39%	1.42	%(4)	1.76%	1.63	%(4)	1.64%
Net investment loss	(0.82)%	(0.66)%		(1.24)%	(1.36)%		(1.42)%
Portfolio Turnover of the Portfolio	72%	98%		207%	264%		292%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2006 and 2004, respectively).

See notes to financial statements
7

Eaton Vance Special Equities Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2007(1)	2006(1)		2005(1)	2004(1)		2003(1)
Net asset value — Beginning of year	$13.310	$11.460		$10.800	$10.500		$8.080
Income (loss) from operations
Net investment loss	$(0.239)	$(0.177)		$(0.212)	$(0.214)		$(0.195)
Net realized and unrealized gain	3.069	2.027		0.872	0.514		2.615
Total income from operations	$2.830	$1.850		$0.660	$0.300		$2.420
Net asset value — End of year	$16.140	$13.310		$11.460	$10.800		$10.500
Total Return(2)	21.26%	16.14%		6.11%	2.86%		29.95%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$2,362	$2,130		$2,624	$3,436		$5,297
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.14%	2.17	%(4)	2.51%	2.38	%(4)	2.39%
Expenses after custodian fee reduction(3)	2.14%	2.17	%(4)	2.51%	2.38	%(4)	2.39%
Net investment loss	(1.57)%	(1.43)%		(1.99)%	(2.12)%		(2.17)%
Portfolio Turnover of the Portfolio	72%	98%		207%	264%		292%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2006 and 2004, respectively).

See notes to financial statements
8

Eaton Vance Special Equities Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2007(1)	2006(1)		2005(1)	2004(1)		2003(1)
Net asset value — Beginning of year	$13.310	$11.460		$10.800	$10.500		$8.070
Income (loss) from operations
Net investment loss	$(0.238)	$(0.176)		$(0.212)	$(0.214)		$(0.197)
Net realized and unrealized gain	3.058	2.026		0.872	0.514		2.627
Total income from operations	$2.820	$1.850		$0.660	$0.300		$2.430
Net asset value — End of year	$16.130	$13.310		$11.460	$10.800		$10.500
Total Return(2)	21.19%	16.14%		6.10%	2.88%		30.12%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$3,739	$2,115		$2,191	$2,757		$4,168
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.14%	2.17	%(4)	2.51%	2.38	%(4)	2.39%
Expenses after custodian fee reduction(3)	2.14%	2.17	%(4)	2.51%	2.38	%(4)	2.39%
Net investment loss	(1.56)%	(1.42)%		(1.99)%	(2.12)%		(2.18)%
Portfolio Turnover of the Portfolio	72%	98%		207%	264%		292%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2006 and 2004, respectively).

See notes to financial statements
9

Eaton Vance Special Equities Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Special Equities Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $15,356,582 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2010. During the year ended December 31, 2007, a capital loss carryforward of $5,839,906 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2007, the Fund had net currency losses of $1,356, attributable to currency transactions incurred after October 31, 2007. The net currency losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2008.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

10

Eaton Vance Special Equities Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.During the year ended December 31, 2007, accumulated net realized loss was decreased by $2,910, accumulated net investment loss was decreased by $509,097, and paid-in capital was decreased by $512,007 due to differences between book and tax accounting, primarily for net operating losses, foreign currency gain (loss) and investments in real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post-October currency loss	$(15,357,938)
Net unrealized appreciation	$11,671,421

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences between book and tax accounting for partnership allocations and foreign currency transactions.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $5,736 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $8,503 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C Shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

11

Eaton Vance Special Equities Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2007 amounted to $123,006 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2007, the Fund paid or accrued to EVD $17,611 and $22,375 for Class B and Class C shares, respectively, representing 0.75% per annum of the average daily net assets of Class B and Class C shares. At December 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $303,000 and $1,528,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2007 amounted to $5,870 and $7,458 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2007, the Fund was informed that EVD received approximately $6,000 and $2,000 of CDSCs paid by Class B and Class C shareholders, respectively, and that EVD did not receive any CDSCs from Class A shareholders.

6  Investment Transactions

For the year ended December 31, 2007, increases and decreases in the Fund's investment in the Portfolio aggregated $16,024,745 and $10,268,085, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2007	2006
Sales	826,527	121,649
Redemptions	(520,874)	(489,565)
Exchange from Class B shares	11,939	34,063
Net increase (decrease)	317,592	(333,853)

12

Eaton Vance Special Equities Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended December 31,
Class B	2007	2006
Sales	68,519	36,288
Redemptions	(70,091)	(70,924)
Exchange to Class A shares	(12,085)	(34,225)
Net decrease	(13,657)	(68,861)
	Year Ended December 31,
Class C	2007	2006
Sales	122,116	25,405
Redemptions	(49,257)	(57,581)
Net increase (decrease)	72,859	(32,176)

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

13

Eaton Vance Special Equities Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Special Equities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Special Equities Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 21, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Special Equities Fund as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

14

Special Equities Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 96.7%
Security	Shares	Value
Aerospace & Defense — 5.0%
AAR Corp.(1)	28,670	$1,090,320
Alliant Techsystems, Inc.(1)	8,820	1,003,363
Ceradyne, Inc.(1)	20,555	964,646
		$3,058,329
Auto Components — 0.4%
Noble International, Ltd.	13,730	$223,936
		$223,936
Biotechnology — 1.7%
Martek Biosciences Corp.(1)	34,475	$1,019,770
		$1,019,770
Capital Markets — 1.5%
Affiliated Managers Group, Inc.(1)	7,600	$892,696
		$892,696
Chemicals — 3.9%
International Flavors & Fragrances, Inc.	15,820	$761,417
Terra Industries, Inc.(1)	34,055	1,626,467
		$2,387,884
Commercial Banks — 0.8%
East-West Bancorp, Inc.	19,430	$470,789
		$470,789
Commercial Services & Supplies — 4.0%
Clean Harbors, Inc.(1)	5,840	$301,928
Courier Corp.	23,000	759,230
FTI Consulting, Inc.(1)	22,110	1,362,860
		$2,424,018
Communications Equipment — 1.3%
Harris Stratex Networks, Inc., Class A(1)	49,466	$826,082
		$826,082

Security	Shares	Value
Computer Peripherals — 1.6%
Brocade Communications Systems, Inc.(1)	115,940	$851,000
Stratasys, Inc.(1)	6,190	159,950
		$1,010,950
Construction & Engineering — 4.7%
Foster Wheeler, Ltd.(1)	13,150	$2,038,513
Granite Construction, Inc.	22,450	812,241
		$2,850,754
Distributors — 1.5%
LKQ Corp.(1)	42,760	$898,815
		$898,815
Diversified Consumer Services — 1.0%
DeVry, Inc.	11,530	$599,099
		$599,099
Electronic Equipment & Instruments — 4.6%
Daktronics, Inc.	34,360	$775,505
FLIR Systems, Inc.(1)	36,000	1,126,800
Zygo Corp.(1)	73,330	913,692
		$2,815,997
Energy Equipment & Services — 5.5%
Hornbeck Offshore Services, Inc.(1)	10,690	$480,515
ION Geophysical Corp.(1)	65,060	1,026,647
NATCO Group, Inc., Class A(1)	19,190	1,039,138
Willbros Group, Inc.(1)	21,117	808,570
		$3,354,870
Health Care Equipment & Supplies — 7.8%
Cooper Cos., Inc.	17,180	$652,840
IDEXX Laboratories, Inc.(1)	8,190	480,180
Immucor, Inc.(1)	9,230	313,728
ResMed, Inc.(1)	6,610	347,223
Sirona Dental Systems, Inc.(1)	28,420	951,502
West Pharmaceutical Services, Inc.	23,420	950,618
Wright Medical Group, Inc.(1)	37,256	1,086,758
		$4,782,849

See notes to financial statements
15

Special Equities Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Providers & Services — 2.8%
Healthways, Inc.(1)	8,130	$475,117
MWI Veterinary Supply, Inc.(1)	16,020	640,800
VCA Antech, Inc.(1)	13,890	614,355
		$1,730,272
Household Durables — 2.1%
Jarden Corp.(1)	16,480	$389,093
Universal Electronics, Inc.(1)	26,960	901,542
		$1,290,635
Household Products — 1.6%
Church & Dwight Co., Inc.	18,564	$1,003,755
		$1,003,755
Insurance — 2.8%
Philadelphia Consolidated Holding Corp.(1)	22,580	$888,523
Protective Life Corp.	20,195	828,399
		$1,716,922
Internet Software & Services — 2.9%
Ariba, Inc.(1)	48,960	$545,904
VeriSign, Inc.(1)	33,450	1,258,054
		$1,803,958
IT Services — 1.6%
Euronet Worldwide, Inc.(1)	31,790	$953,700
		$953,700
Life Sciences Tools & Services — 1.4%
Bruker BioSciences Corp.(1)	64,900	$863,170
		$863,170
Machinery — 5.1%
Bucyrus International, Inc., Class A	4,820	$479,060
Kadant, Inc.(1)	30,840	915,023
Oshkosh Truck Corp.	16,050	758,523
Titan International, Inc.	31,490	984,377
		$3,136,983

Security	Shares	Value
Media — 2.0%
Central European Media Enterprises, Ltd., Class A(1)	10,340	$1,199,233
		$1,199,233
Metals & Mining — 5.0%
Aber Diamond Corp.	24,950	$820,333
Cleveland-Cliffs, Inc.	9,535	961,128
IAMGOLD Corp.	57,010	461,781
RTI International Metals, Inc.(1)	4,054	279,442
Yamana Gold, Inc.	40,654	526,063
		$3,048,747
Multiline Retail — 0.2%
Big Lots, Inc.(1)	9,400	$150,306
		$150,306
Oil, Gas & Consumable Fuels — 10.9%
Denbury Resources, Inc.(1)	53,700	$1,597,575
Forest Oil Corp.(1)	22,190	1,128,140
Goodrich Petroleum Corp.(1)	25,340	573,191
Petrohawk Energy Corp.(1)	58,730	1,016,616
Quicksilver Resources, Inc.(1)	8,870	528,563
Range Resources Corp.	23,230	1,193,093
St. Mary Land & Exploration Co.	16,210	625,868
		$6,663,046
Personal Products — 1.6%
Herbalife, Ltd.	23,590	$950,205
		$950,205
Road & Rail — 1.7%
Kansas City Southern(1)	22,230	$763,156
Landstar System, Inc.	7,325	308,749
		$1,071,905
Semiconductors & Semiconductor Equipment — 4.6%
Advanced Energy Industries, Inc.(1)	63,095	$825,283
Intersil Corp., Class A	37,425	916,164
Verigy, Ltd.(1)	39,500	1,073,215
		$2,814,662

See notes to financial statements
16

Special Equities Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Software — 4.2%
Mentor Graphics Corp.(1)	62,610	$674,936
Parametric Technology Corp.(1)	52,240	932,484
Sybase, Inc.(1)	37,200	970,548
		$2,577,968
Trading Companies & Distributors — 0.9%
GATX Corp.	14,750	$541,030
		$541,030
Total Common Stocks (identified cost $47,486,595)		$59,133,335
Short-Term Investments — 3.4%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.58%(2)	$2,109	$2,108,933
Total Short-Term Investments (identified cost $2,108,933)		$2,108,933
Total Investments — 100.1% (identified cost $49,595,528)		$61,242,268
Other Assets, Less Liabilities — (0.1)%		$(65,144)
Net Assets — 100.0%		$61,177,124

(1)  Non-income producing security.

(2)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2007.

See notes to financial statements
17

Special Equities Portfolio as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $47,486,595)	$59,133,335
Affiliated investment, at value (identified cost, $2,108,933)	2,108,933
Dividends receivable	17,074
Interest receivable from affiliated investment	12,469
Total assets	$61,271,811
Liabilities
Payable to affiliate for investment adviser fee	$30,463
Payable to affiliate for Trustees' fees	505
Accrued expenses	63,719
Total liabilities	$94,687
Net Assets applicable to investors' interest in Portfolio	$61,177,124
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$49,530,384
Net unrealized appreciation (computed on the basis of identified cost)	11,646,740
Total	$61,177,124

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends (net of foreign taxes, $3,568)	$160,842
Interest	123
Interest income allocated from affiliated investment	149,361
Expenses allocated from affliated investment	(14,198)
Total investment income	$296,128
Expenses
Investment adviser fee	$327,172
Trustees' fees and expenses	1,938
Custodian fee	47,214
Legal and accounting services	38,943
Miscellaneous	2,274
Total expenses	$417,541
Net investment loss	$(121,413)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$5,839,821
Foreign currency transactions	(908)
Net realized gain	$5,838,913
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$4,663,552
Foreign currency	8
Net change in unrealized appreciation (depreciation)	$4,663,560
Net realized and unrealized gain	$10,502,473
Net increase in net assets from operations	$10,381,060

See notes to financial statements
18

Special Equities Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment loss	$(121,413)	$(31,969)
Net realized gain from investment and foreign currency transactions	5,838,913	7,644,853
Net change in unrealized appreciation (depreciation) from investments and foreign currency	4,663,560	(478,733)
Net increase in net assets from operations	$10,381,060	$7,134,151
Capital transactions — Contributions	$16,024,745	$2,707,479
Withdrawals	(10,268,085)	(8,504,226)
Net increase (decrease) in net assets from capital transactions	$5,756,660	$(5,796,747)
Net increase in net assets	$16,137,720	$1,337,404
Net Assets
At beginning of year	$45,039,404	$43,702,000
At end of year	$61,177,124	$45,039,404

See notes to financial statements
19

Special Equities Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2007	2006		2005	2004		2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.79%	0.82	%(1)	0.88%	0.87	%(1)	0.89%
Expenses after custodian fee reduction	0.79%	0.82	%(1)	0.88%	0.87	%(1)	0.89%
Net investment loss	(0.22)%	(0.07)%		(0.36)%	(0.61)%		(0.68)%
Portfolio Turnover	72%	98%		207%	264%		292%
Total Return	22.90%	17.67%		7.91%	4.49%		31.90%
Net assets, end of year (000's omitted)	$61,177	$45,039		$43,702	$49,079		$55,818

(1)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2006 and 2004, respectively).

See notes to financial statements
20

Special Equities Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Special Equities Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to provide growth of capital. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2007, Eaton Vance Special Equities Fund held an approximate 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Mangement (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the

21

Special Equities Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at the annual rate of 0.625% of the Portfolio's average daily net assets and is payable monthly. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended December 31, 2007, the Portfolio's advisory fee totaled $340,735 of which $13,563 was allocated from Cash Management and $327,172 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory fee. Trustees of the

22

Special Equities Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $43,315,063 and $37,613,657, respectively, for the year ended December 31, 2007.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$49,570,848
Gross unrealized appreciation	$13,950,124
Gross unrealized depreciation	(2,278,704)
Net unrealized appreciation	$11,671,420

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

6  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

23

Special Equities Portfolio as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Special Equities Portfolio:

We have audited the accompanying statement of assets and liabilities of Special Equities Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the year then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. The statement of changes in net assets and supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated February 21, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Special Equities Portfolio as of December 31, 2007, and the results of its operations, the changes in its net assets, and the supplementary data for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

24

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

25

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Special Equities Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Special Equities Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for the Fund. The Board noted that action was taken in 2006 to improve the performance of the Fund and concluded that such action was effective.

26

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

27

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Special Equities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust and Portfolio.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1993	President, Chief Executive Officer and Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

28

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director- Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

29

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Nancy B. Tooke 10/25/46	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR since 2006. Previously, Senior Managing Director and Small- and Mid-Cap Core Portfolio Manager with ForstmanLeff Associates (2004-2006). Previously, Executive Vice President and Portfolio Manager with Schrader Investment Management North America, Inc. (1994-2004). Officer of 3 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officeer	Since 2007	Vice President and Chief Legal Officer of EVC, EVM, BMR, EVD and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell was Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

30

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Special Equities Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Special Equities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Special Equities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

172-2/08  SESRC

Annual Report December 31, 2007

EATON VANCE
DIVIDEND BUILDER
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

• Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

• None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

• Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

• We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Dividend Builder Fund as of December 31, 2007

management’s discussion of fund performance

Judith A. Saryan, CFA

Co-Portfolio Manager

Charles B. Gaffney

Co-Portfolio Manager

Economic and Market Conditions

• Broad equity markets finished the year ended December 31, 2007, with respectable gains, despite increased volatility and ongoing concerns regarding the credit and housing markets. Global equities were booming early in 2007 as strong momentum continued from the previous year, but global markets encountered a turbulent second half of the year. Troubles with subprime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in the equity and fixed income markets continued through year-end.

• For the year ended December 31, 2007, eight of the ten major sectors within the S&P 500 Index registered positive returns. Energy, materials and utilities were the top-performing S&P 500 Index sectors during the year, while the financials and consumer discretionary sectors produced the weakest performance.(2) Market-leading industries of 2007 included energy equipment and services, metals and mining, machinery, as well as independent power producers and energy traders. In contrast, the thrifts and mortgage finance, household durables, real estate management and development, and consumer finance industries all realized negative returns for the year. On average during the course of the year, large-capitalization stocks outperformed small-capitalization stocks and growth-style investments reversed course to outperform value-style investments.

Management Discussion

• Effective August 15, 2007, Charles B. Gaffney became Co-Portfolio Manager of the Fund. Mr. Gaffney has been a Vice President of Eaton Vance for over four years and is Director of Equity Research. Prior to his current position, Mr. Gaffney was an equity analyst at Eaton Vance covering energy and utilities. Before joining Eaton Vance, he was an equity analyst at Brown Brothers Harriman for more than three years.

• Effective August 15, 2007, the Fund changed its name from Eaton Vance Utilities Fund to Eaton Vance Dividend Builder Fund, and the Portfolio changed its name from Utilities Portfolio to Dividend Builder Portfolio (the “Portfolio”). The Fund currently invests its assets in the Portfolio, a separate registered investment company with the same investment objective

Eaton Vance Dividend Builder Fund
Total Return Performance 12/31/06 – 12/31/07

Fund - Class A(1)	22.87%
Fund - Class B(1)	22.01
Fund - Class C(1)	22.01
Fund - Class I(1)	23.25
S&P 500 Index(2)	5.49
S&P 500 Utilities Index(2)	19.38
Lipper Multi-Cap Value Funds Average(2)	0.08

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

(2) It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

1

and policies as the Fund. In addition to their name changes, the Fund and the Portfolio changed their policies of investing at least 80% of net assets in equity securities of utilities companies to investing at least 80% of net assets in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. The Portfolio has continued to invest at least 25% of its assets in equity securities of utilities companies. These changes were made to allow the Portfolio to invest in a broader range of dividend-paying securities than the previous policy permitted. In connection with the name change, the Fund has designated the S&P 500 Index as its primary benchmark index.

• The Fund registered a healthy gain during the calendar year, outperforming its new primary benchmark, the S&P 500 Index, by a large margin. The Portfolio’s returns were driven by the investment selections and diversified sector allocation decisions. The Portfolio’s emphasis of the utilities sector, coupled with stock picks within electric and integrated utilities, were the top contributors to relative performance. Coupled with an underweight allocation to the weak financials sector, investment selections within the insurance industry added to performance. The Portfolio also gained from its continued emphasis of telecommunication stocks and investments within the industrials sector.

• In contrast, the energy sector was a detractor, as the Portfolio’s limited exposure to the market-leading sector and stock holdings hampered performance. Additionally, the Portfolio’s underweight allocation to the information technology sector diminished relative returns during the year.

Portfolio Composition

Common Stock Investments by Sector(1)

By net assets

(1) As a percentage of Portfolio net assets as of 12/31/07. Represented 97.5% of net assets as of 12/31/07.

Top Ten Equity Holdings(2)

By net assets

AT&T, Inc.	3.2%
Constellation Energy Group, Inc.	2.9
Veolia Environment ADR	2.5
E. ON AG	2.3
RWE AG	2.3
Suez SA ADR	2.3
Verizon Communications, Inc.	2.2
Vodafone Group PLC ADR	2.2
NRG Energy Inc.	2.2
Acciona SA	2.1

(2) Top Ten Equity Holdings represented 24.2% of Portfolio net assets as of 12/31/07.

2

Eaton Vance Dividend Builder Fund as of December 31, 2007

management’s discussion of fund performance

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance, and the S&P Utilities Index, an unmanaged market index of certain utilities stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index, and the S&P Utilities Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C	Class I
Share Class Symbol	EVTMX	EMTMX	ECTMX	EIUTX

Average Annual Total Returns (at net asset value)
One Year	22.87%	22.01%	22.01%	23.25%
Five Years	24.48	23.58	23.57	N.A.
Ten Years	14.66	13.82	13.80	N.A.
Life of Fund†	14.04	11.90	11.73	24.78

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	15.79%	17.01%	21.01%	23.25%
Five Years	23.02	23.40	23.57	N.A.
Ten Years	13.98	13.82	13.80	N.A.
Life of Fund†	13.79	11.90	11.73	24.78

† Inception Dates – Class A: 12/18/81; Class B and Class C: 11/1/93; Class I: 6/20/05

(1) Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual Operating Expenses(2)	Class A	Class B	Class C	Class I

Expense Ratio	1.06%	1.81%	1.81%	0.81%

(2) Source: Prospectus dated 5/1/07.

(3) Source: Thomson Financial. Class A of the Fund commenced investment operations on 12/18/81.

A $10,000 hypothetical investment at net asset value in Class B and Class C shares on 12/31/97, and Class I shares on 6/20/05 would have been valued at $36,508, $36,466, and $17,516, respectively, on 12/31/07. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Class I shares generally have no sales charge.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Dividend Builder Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Dividend Builder Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual
Class A	$1,000.00	$1,085.90	$5.42
Class B	$1,000.00	$1,082.50	$9.34
Class C	$1,000.00	$1,082.50	$9.34
Class I	$1,000.00	$1,088.00	$4.11
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.24
Class B	$1,000.00	$1,016.20	$9.05
Class C	$1,000.00	$1,016.20	$9.05
Class I	$1,000.00	$1,021.30	$3.97

* Expenses are equal to the Fund's annualized expense ratio of 1.03% for Class A shares, 1.78% for Class B shares, 1.78% for Class C shares, and 0.78% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Dividend Builder Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investment in Dividend Builder Portfolio, at value (identified cost, $1,301,433,984)	$1,846,036,912
Receivable for Fund shares sold	14,484,114
Total assets	$1,860,521,026
Liabilities
Payable for Fund shares redeemed	$3,017,251
Payable to affiliate for distribution and service fees	1,264,565
Payable to affiliate for Trustees' fees	1,003
Accrued expenses	391,359
Total liabilities	$4,674,178
Net Assets	$1,855,846,848
Sources of Net Assets
Paid-in capital	$1,290,039,174
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	20,301,087
Accumulated undistributed net investment income	903,659
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	544,602,928
Total	$1,855,846,848
Class A Shares
Net Assets	$1,417,843,864
Shares Outstanding	95,910,584
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.78
Maximum Offering Price Per Share (100 ÷ 94.25 of $14.78)	$15.68
Class B Shares
Net Assets	$164,232,613
Shares Outstanding	11,096,697
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$14.80
Class C Shares
Net Assets	$263,148,281
Shares Outstanding	17,777,055
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$14.80
Class I Shares
Net Assets	$10,622,090
Shares Outstanding	718,381
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.79
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $3,290,377)	$49,241,054
Interest allocated from Portfolio	1,376,492
Securities lending income allocated from Portfolio, net	1,953,298
Expenses allocated from Portfolio	(10,869,440)
Net investment income from Portfolio	$41,701,404
Expenses
Trustees' fees and expenses	$3,839
Distribution and service fees Class A	3,084,130
Class B	1,507,047
Class C	2,163,105
Transfer and dividend disbursing agent fees	1,383,058
Printing and postage	238,650
Legal and accounting services	94,024
Registration fees	75,350
Custodian fee	36,730
Miscellaneous	17,515
Total expenses	$8,603,448
Net investment income	$33,097,956
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$127,597,233
Foreign currency transactions	176,965
Net realized gain	$127,774,198
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$160,212,482
Foreign currency	(13,352)
Net change in unrealized appreciation (depreciation)	$160,199,130
Net realized and unrealized gain	$287,973,328
Net increase in net assets from operations	$321,071,284

See notes to financial statements
5

Eaton Vance Dividend Builder Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$33,097,956	$25,346,714
Net realized gain from investment and foreign currency transactions	127,774,198	108,637,936
Net change in unrealized appreciation (depreciation) of investments and foreign currency	160,199,130	147,560,585
Net increase in net assets from operations	$321,071,284	$281,545,235
Distributions to shareholders — From net investment income Class A	$(26,887,420)	$(24,241,181)
Class B	(2,155,275)	(2,444,937)
Class C	(3,128,341)	(3,012,269)
Class I	(200,219)	(181,789)
From net realized gain Class A	(99,688,274)	(75,765,124)
Class B	(11,691,321)	(10,018,717)
Class C	(17,952,616)	(12,851,795)
Class I	(710,607)	(536,666)
Total distributions to shareholders	$(162,414,073)	$(129,052,478)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$444,731,094	$335,812,097
Class B	39,568,742	32,795,249
Class C	101,045,970	59,354,323
Class I	5,069,319	1,653,212
Net asset value of shares issued to shareholders in payment of distributions declared Class A	99,903,305	72,905,564
Class B	9,514,859	8,190,816
Class C	14,023,942	8,975,736
Class I	822,236	666,259
Cost of shares redeemed Class A	(312,839,952)	(136,909,549)
Class B	(28,369,584)	(20,417,552)
Class C	(49,584,842)	(32,639,839)
Class I	(3,491,707)	(455,706)
Net asset value of shares exchanged Class A	7,477,045	4,042,691
Class B	(7,477,045)	(4,042,691)
Net increase in net assets from Fund share transactions	$320,393,382	$329,930,610
Net increase in net assets	$479,050,593	$482,423,367

Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
At beginning of year	$1,376,796,255	$894,372,888
At end of year	$1,855,846,848	$1,376,796,255
Accumulated undistributed net investment income included in net assets
At end of year	$903,659	$—

See notes to financial statements
6

Eaton Vance Dividend Builder Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$13.250	$11.480	$9.790	$8.040	$6.580
Income (loss) from operations
Net investment income	$0.324	$0.312	$0.252	$0.238	$0.196
Net realized and unrealized gain	2.643	2.863	1.708	1.743	1.474
Total income from operations	$2.967	$3.175	$1.960	$1.981	$1.670
Less distributions
From net investment income	$(0.317)	$(0.357)	$(0.270)	$(0.231)	$(0.210)
From net realized gain	(1.120)	(1.048)	—	—	—
Total distributions	$(1.437)	$(1.405)	$(0.270)	$(0.231)	$(0.210)
Net asset value — End of year	$14.780	$13.250	$11.480	$9.790	$8.040
Total Return(2)	22.87%	28.51%	20.24%	25.11%	25.92%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,417,844	$1,056,803	$664,966	$488,659	$358,460
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.04%	1.06%†	1.08%†	1.10%†	1.15%
Expenses after custodian fee reduction(3)	1.04%	1.06%†	1.08%†	1.10%†	1.15%
Net investment income	2.23%	2.50%†	2.35%†	2.79%†	2.81%
Portfolio Turnover of the Portfolio	60%	76%	54%	59%	106%

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
7

Eaton Vance Dividend Builder Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$13.260	$11.490	$9.750	$8.010	$6.560
Income (loss) from operations
Net investment income	$0.214	$0.218	$0.171	$0.166	$0.142
Net realized and unrealized gain	2.654	2.864	1.711	1.736	1.472
Total income from operations	$2.868	$3.082	$1.882	$1.902	$1.614
Less distributions
From net investment income	$(0.208)	$(0.264)	$(0.142)	$(0.162)	$(0.164)
From net realized gain	(1.120)	(1.048)	—	—	—
Total distributions	$(1.328)	$(1.312)	$(0.142)	$(0.162)	$(0.164)
Net asset value — End of year	$14.800	$13.260	$11.490	$9.750	$8.010
Total Return(2)	22.01%	27.52%	19.40%	24.15%	25.03%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$164,233	$135,228	$102,515	$72,435	$71,199
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.79%	1.81%†	1.83%†	1.85%†	1.90%
Expenses after custodian fee reduction(3)	1.79%	1.81%†	1.83%†	1.85%†	1.90%
Net investment income	1.47%	1.74%†	1.59%†	1.96%†	2.03%
Portfolio Turnover of the Portfolio	60%	76%	54%	59%	106%

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
8

Eaton Vance Dividend Builder Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$13.260	$11.500	$9.740	$7.990	$6.540
Income (loss) from operations
Net investment income	$0.215	$0.215	$0.165	$0.170	$0.138
Net realized and unrealized gain	2.654	2.857	1.720	1.741	1.467
Total income from operations	$2.869	$3.072	$1.885	$1.911	$1.605
Less distributions
From net investment income	$(0.209)	$(0.264)	$(0.125)	$(0.161)	$(0.155)
From net realized gain	(1.120)	(1.048)	—	—	—
Total distributions	$(1.329)	$(1.312)	$(0.125)	$(0.161)	$(0.155)
Net asset value — End of year	$14.800	$13.260	$11.500	$9.740	$7.990
Total Return(2)	22.01%	27.41%	19.48%	24.13%	25.03%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$263,148	$177,314	$122,099	$64,898	$28,546
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.79%	1.81%†	1.83%†	1.85%†	1.90%
Expenses after custodian fee reduction(3)	1.79%	1.81%†	1.83%†	1.85%†	1.90%
Net investment income	1.47%	1.72%†	1.54%†	2.00%†	1.96%
Portfolio Turnover of the Portfolio	60%	76%	54%	59%	106%

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
9

Eaton Vance Dividend Builder Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended December 31,		Period Ended
	2007(1)	2006(1)	December 31, 2005(1)(2)
Net asset value — Beginning of period	$13.250	$11.480	$10.570
Income (loss) from operations
Net investment income	$0.351	$0.341	$0.106
Net realized and unrealized gain	2.662	2.865	0.980
Total income from operations	$3.013	$3.206	$1.086
Less distributions
From net investment income	$(0.353)	$(0.388)	$(0.176)
From net realized gain	(1.120)	(1.048)	—
Total distributions	$(1.473)	$(1.436)	$(0.176)
Net asset value — End of period	$14.790	$13.250	$11.480
Total Return(3)	23.25%	28.83%	10.31	%(4)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10,622	$7,452	$4,793
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	0.79%	0.81%†	0.83	%(6)†
Expenses after custodian fee reduction(5)	0.79%	0.81%†	0.83	%(6)†
Net investment income	2.42%	2.73%†	1.76	%(6)†
Portfolio Turnover of the Portfolio	60%	76%	54	%(7)

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business on June 20, 2005 to December 31, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Not annualized.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  For the Portfolio fiscal year January 1, 2005 through December 31, 2005.

See notes to financial statements
10

Eaton Vance Dividend Builder Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Dividend Builder Fund (formerly Eaton Vance Utilities Fund) (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Dividend Builder Portfolio (formerly Utilities Portfolio) (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.8% at December 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for

11

Eaton Vance Dividend Builder Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Ordinary income	$44,661,177	$29,880,175
Long-term capital gains	$117,752,896	$99,172,301

During the year ended December 31, 2007, accumulated undistributed net realized gain was decreased by $168,033, accumulated undistributed net investment income was increased by $176,958, and paid-in capital was decreased by $8,925 due to differences between book and tax accounting, primarily for foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,451,892
Undistributed long-term capital gains	$18,817,080
Net unrealized appreciation	$544,538,702

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax accounting for partnership allocations.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $77,300 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $773,011 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

12

Eaton Vance Dividend Builder Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2007 amounted to $3,084,130 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2007, the Fund paid or accrued to EVD $1,130,285 and $1,622,329 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $2,338,000 and $15,578,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2007 amounted to $376,762 and $540,776 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2007, the Fund was informed that EVD received approximately $37,000, $254,000 and $65,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2007, increases and decreases in the Fund's investment in the Portfolio aggregated $580,578,617 and $441,369,629, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2007	2006
Sales	30,360,518	26,908,817
Issued to shareholders electing to receive payments of distributions in Fund shares	6,860,949	5,667,407
Redemptions	(21,592,841)	(11,040,877)
Exchange from Class B shares	511,319	324,025
Net increase	16,139,945	21,859,372

13

Eaton Vance Dividend Builder Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended December 31,
Class B	2007	2006
Sales	2,714,129	2,611,326
Issued to shareholders electing to receive payments of distributions in Fund shares	652,966	636,009
Redemptions	(1,956,457)	(1,646,654)
Exchange to Class A shares	(510,617)	(323,649)
Net increase	900,021	1,277,032
	Year Ended December 31,
Class C	2007	2006
Sales	6,874,379	4,700,085
Issued to shareholders electing to receive payments of distributions in Fund shares	959,614	694,642
Redemptions	(3,424,347)	(2,648,586)
Net increase	4,409,646	2,746,141
	Year Ended December 31,
Class I	2007	2006
Sales	343,375	129,499
Issued to shareholders electing to receive payments of distributions in Fund shares	56,528	51,942
Redemptions	(243,938)	(36,361)
Net increase	155,965	145,080

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

14

Eaton Vance Dividend Builder Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special
Investment Trust and Shareholders of
Eaton Vance Dividend Builder Fund
(formerly Eaton Vance Utilities Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Builder Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust) (formerly Eaton Vance Utilities Fund), as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 21, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Dividend Builder Fund as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

15

Eaton Vance Dividend Builder Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. The Fund designates $32,359,568 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 42.69% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund designates $117,752,896 as a capital gain dividend.

16

Dividend Builder Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.5%
Security	Shares	Value
Aerospace & Defense — 2.6%
General Dynamics Corp.	200,000	$17,798,000
Lockheed Martin Corp.	137,995	14,525,354
United Technologies Corp.	200,000	15,308,000
		$47,631,354
Broadcasting and Cable — 2.4%
Inmarsat PLC	700,000	$7,590,877
Rogers Communications, Inc., Class B(1)	800,000	36,200,000
		$43,790,877
Chemicals — 0.0%
Arkema ADR(2)	1,249	$82,247
		$82,247
Communications Equipment — 1.4%
Nokia Oyj ADR	700,000	$26,873,000
		$26,873,000
Construction & Engineering — 2.6%
Acciona S.A.	125,000	$39,383,778
Bouygues S.A.	100,000	8,309,301
		$47,693,079
Diversified Telecommunication Services — 4.1%
BCE, Inc.(1)	200,641	$7,973,473
Elisa Oyj	675,000	20,642,806
Telefonica S.A.	950,000	30,795,470
TeliaSonera AB	1,700,000	15,882,380
		$75,294,129
Electric Utilities — 30.2%
Allegheny Energy, Inc.	350,000	$22,263,500
CEZ AS	450,000	33,448,596
CPFL Energia S.A. ADR(1)	300,000	16,998,000
E.ON AG	200,000	42,518,561
E.ON AG ADR	260,000	18,473,000
EDF Energies Nouvelles S.A.(1)	38,000	2,650,243
Edison International	675,000	36,024,750
Entergy Corp.	250,000	29,880,000

Security	Shares	Value
Electric Utilities (continued)
Exelon Corp.	300,000	$24,492,000
FirstEnergy Corp.	200,000	14,468,000
Fortis, Inc.	200,000	5,874,664
Fortum Oyj	350,000	15,722,179
FPL Group, Inc.	381,860	25,840,466
Iberdrola Renovables(2)	3,250,000	26,846,893
Iberdrola S.A.	1,079,208	16,349,443
International Power PLC ADR(1)	50,000	4,554,500
ITC Holdings Corp.	410,784	23,176,433
Mirant Corp.(1)(2)	925,000	36,056,500
NRG Energy, Inc.(1)(2)	940,000	40,739,600
PG&E Corp.	350,000	15,081,500
PPL Corp.	550,000	28,649,500
RWE AG	300,000	42,063,076
Scottish and Southern Energy PLC	1,100,770	35,893,341
		$558,064,745
Electrical Equipment — 2.2%
ABB, Ltd. ADR	325,000	$9,360,000
JA Solar Holdings Co., Ltd. ADR(2)	280,577	19,587,080
Schneider Electric SA	30,000	4,063,311
Suntech Power Holdings Co., Ltd. ADR(2)	100,000	8,232,000
		$41,242,391
Energy Equipment & Services — 3.5%
Baker Hughes, Inc.	175,000	$14,192,500
Hornbeck Offshore Services, Inc.(1)(2)	200,000	8,990,000
Schlumberger, Ltd.	225,000	22,133,250
Transocean, Inc.(1)(2)	139,920	20,029,548
		$65,345,298
Food Products — 1.5%
Cadbury Schweppes PLC	400,000	$4,890,747
Nestle SA	50,000	22,959,515
		$27,850,262
Gas Utilities — 2.2%
Enagas	800,000	$23,365,771
Equitable Resources, Inc.	70,000	3,729,600
Questar Corp.	100,000	5,410,000
TransCanada Corp.(1)	200,000	8,186,000
		$40,691,371

See notes to financial statements
17

Dividend Builder Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Insurance — 1.7%
AFLAC, Inc.	300,000	$18,789,000
American International Group, Inc.	100,000	5,830,000
AXA ADR	200,000	7,942,000
		$32,561,000
Integrated Oil — 2.2%
Statoil ASA ADR	250,000	$7,630,000
Total SA ADR	400,000	33,040,000
		$40,670,000
Machinery — 0.4%
Vallourec SA	25,000	$6,761,553
		$6,761,553
Metals & Mining — 1.2%
Goldcorp, Inc.(1)	650,000	$22,054,500
		$22,054,500
Oil and Gas-Exploration and Development — 2.0%
Anadarko Petroleum Corp.	230,000	$15,108,700
Apache Corp.	200,000	21,508,000
		$36,616,700
Oil and Gas-Exploration and Production — 1.3%
Hess Corp.	100,000	$10,086,000
Southwestern Energy Co.(2)	200,000	11,144,000
Talisman Energy, Inc.	150,000	2,778,000
		$24,008,000
Oil and Gas-Refining and Marketing — 0.7%
Neste Oil Oyj	380,000	$13,421,079
		$13,421,079
Oil, Gas & Consumable Fuels — 2.6%
Valero Energy Corp.	250,000	$17,507,500
Williams Cos., Inc.	850,000	30,413,000
		$47,920,500

Security	Shares	Value
Pharmaceuticals — 0.6%
Pfizer, Inc.	500,000	$11,365,000
		$11,365,000
Telecommunications Services — 14.9%
AT&T, Inc.(1)	1,428,750	$59,378,850
Bell Aliant Regional Communications Income Fund(2)(3)(4)	27,940	833,147
BT Group PLC ADR	600,000	32,352,000
Embarq Corp.	250,000	12,382,500
Koninklijke (Royal) KPN NV	1,700,000	30,971,606
Qwest Communications International, Inc.(1)(2)	247,500	1,734,975
Telefonica 02 Czech Republic	1,050,000	31,457,755
Telefonos de Mexico SA de CV (Telmex) ADR	775,000	28,551,000
Telenor ASA(2)	500,000	11,864,484
TELUS Corp.(1)	250,000	12,065,000
Verizon Communications, Inc.	950,000	41,505,500
Windstream Corp.	949,026	12,356,318
		$275,453,135
Utilities-Electric and Gas — 10.3%
CMS Energy Corp.(1)	2,100,000	$36,498,000
Constellation Energy Group, Inc.	520,000	53,315,600
National Grid PLC	1,544,772	25,619,546
Public Service Enterprise Group, Inc.	302,668	29,734,104
Suez SA ADR(1)	600,000	41,670,000
TransAlta Corp.(1)	100,000	3,348,000
		$190,185,250
Water Utilities — 4.2%
Pennon Group PLC	500,000	$6,683,011
Severn Trent PLC	300,000	9,123,832
United Utilities PLC	1,050,003	15,779,607
Veolia Environment ADR(1)	500,000	45,490,000
		$77,076,450
Wireless Telecommunication Services — 2.7%
China Netcom Group Corp. (Hong Kong), Ltd. ADR	2,500	$148,500
Vimpel-Communications ADR	200,000	8,320,000
Vodafone Group PLC ADR	1,106,687	41,301,559
		$49,770,059
Total Common Stocks (identified cost $1,257,615,306)		$1,802,421,979

See notes to financial statements
18

Dividend Builder Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 13.8%
Description	Shares/Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 4.99%(5)(6)	211,758	$211,757,763
Investment in Cash Management Portfolio, 4.58%(6)	$43,920	43,919,573
Total Short-Term Investments (identified cost $255,677,336)		$255,677,336
Total Investments — 111.3% (identified cost $1,513,292,642)		$2,058,099,315
Other Assets, Less Liabilities — (11.3)%		$(208,792,183)
Net Assets — 100.0%		$1,849,307,132

ADR - American Depository Receipt

(1)  All or a portion of this security was on loan at December 31, 2007.

(2)  Non-income producing security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate value of the securities is $833,147 or 0.05% of the Portolio's net assets.

(5)  The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan as of December 31, 2007. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral upon the return of loaned securities.

(6)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2007.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	76.4%	$1,413,727,771
Spain	7.4	136,741,355
United Kingdom	5.7	105,580,960
Canada	5.4	99,312,784
Germany	4.6	84,581,637
Czech Republic	3.5	64,906,351
Finland	2.7	49,786,064
Netherlands	1.7	30,971,606
France	1.2	21,784,408
Switzerland	1.2	22,959,515
Sweden	0.9	15,882,380
Norway	0.6	11,864,484
	111.3%	$2,058,099,315

See notes to financial statements
19

Dividend Builder Portfolio as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Unaffiliated investments, at value including $205,317,066 of securities on loan (identified cost, $1,257,615,306)	$1,802,421,979
Affiliated investments, at value (identified cost, $255,677,336)	255,677,336
Cash	171,133
Dividends and interest receivable	3,841,509
Interest receivable from affiliated investment	93,309
Securities lending income receivable	120,461
Tax reclaims receivable	71,616
Total assets	$2,062,397,343
Liabilities
Collateral for securities loaned	$211,757,763
Payable to affiliate for investment advisory fee	920,777
Payable to affiliate for Trustees' fees	8,109
Accrued expenses	403,562
Total liabilities	$213,090,211
Net Assets applicable to investors' interest in Portfolio	$1,849,307,132
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,304,511,982
Net unrealized appreciation (computed on the basis of identified cost)	544,795,150
Total	$1,849,307,132

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends (net of foreign taxes, $3,292,034)	$49,272,764
Interest	357
Securities lending income, net	1,954,554
Interest income allocated from affiliated investment	1,376,968
Expense allocated from affliated investment	(131,562)
Total investment income	$52,473,081
Expenses
Investment adviser fee	$9,844,565
Trustees' fees and expenses	31,170
Custodian fee	754,149
Legal and accounting services	78,145
Miscellaneous	40,035
Total expenses	$10,748,064
Deduct — Reduction of custodian fee	$2,199
Total expense reductions	$2,199
Net expenses	$10,745,865
Net investment income	$41,727,216
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$127,570,414
Foreign currency transactions	177,040
Net realized gain	$127,747,454
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$160,419,029
Foreign currency	(13,461)
Net change in unrealized appreciation (depreciation)	$160,405,568
Net realized and unrealized gain	$288,153,022
Net increase in net assets from operations	$329,880,238

See notes to financial statements
20

Dividend Builder Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$41,727,216	$31,434,945
Net realized gain from investment and foreign currency transactions	127,747,454	108,669,970
Net change in unrealized appreciation (depreciation) of investments and foreign currency	160,405,568	147,545,913
Net increase in net assets from operations	$329,880,238	$287,650,828
Capital transactions — Contributions	$584,275,771	$430,356,834
Withdrawals	(441,987,903)	(235,481,877)
Net increase in net assets from capital transactions	$142,287,868	$194,874,957
Net increase in net assets	$472,168,106	$482,525,785
Net Assets
At beginning of year	$1,377,139,026	$894,613,241
At end of year	$1,849,307,132	$1,377,139,026

See notes to financial statements
21

Dividend Builder Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2007	2006	2005	2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.67%	0.68%†	0.70%†	0.72%†	0.72%
Expenses after custodian fee reduction	0.67%	0.68%†	0.70%†	0.72%†	0.72%
Net investment income	2.59%	2.87%	2.72%	3.16%	3.22%
Portfolio Turnover	60%	76%	54%	59%	106%
Total Return	23.32%	28.97%	20.68%	25.57%	26.44%
Net assets, end of year (000's omitted)	$1,849,307	$1,377,139	$894,613	$625,639	$458,339

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

See notes to financial statements
22

Dividend Builder Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Dividend Builder Portfolio (formerly Utilities Portfolio) (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to seek total return by investing principally in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. Under normal circumstances, the Portfolio invests at least 25% of its net assets in equity securities of utilities companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2007, the Eaton Vance Dividend Builder Fund (formerly Eaton Vance Utilities Fund) (the Fund) held an approximate 99.8% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each

23

Dividend Builder Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, 0.625% from $1 billion up to $1.5 billion, 0.5625% from $1.5 billion up to $2 billion and at reduced rates as daily net assets exceed that level and is payable monthly. However, BMR has contractually agreed to reduce its advisory fee to 0.65% annually of the Portfolio's average daily net assets up to $500 million, 0.625% annually from $500 million up to $1 billion, 0.600% annually from $1 billion up to $1.5 bilion, 0.550% annually from $1.5 billion

24

Dividend Builder Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

up to $2 billion, and at reduced rates as daily net assets exceed that level. This contractual reduction, which cannot be terminated or modified without Trustee and shareholder consent, was accepted by a vote of the Trustees on June 14, 2004. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended December 31, 2007, the Portfolio's advisory fee totaled $9,970,441 of which $125,876 was allocated from Cash Management and $9,844,565 was paid or accrued directly by the Portfolio. For the year ended December 31, 2007, the Portfolio's advisory fee, including the portion allocated from Cash Management, was 0.62% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,100,853,159 and $944,085,641, respectively, for the year ended December 31, 2007.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,513,375,194
Gross unrealized appreciation	$547,361,709
Gross unrealized depreciation	(2,637,588)
Net unrealized appreciation	$544,724,121

The net unrealized depreciation on foreign currency at December 31, 2007 on a federal income tax basis was $11,523.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $11,409,226 for the year ended December 31,

25

Dividend Builder Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

2007. At December 31, 2007, the value of the securities loaned and the value of the collateral amounted to $205,317,066 and $211,757,763, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

26

Dividend Builder Portfolio as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Dividend Builder Portfolio (formerly Utilities Portfolio):

We have audited the accompanying statement of assets and liabilities of Dividend Builder Portfolio (the "Portfolio") (formerly Utilities Portfolio), including the portfolio of investments, as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the year then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. The statement of changes in net assets and supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated February 21, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Dividend Builder Portfolio as of December 31, 2007, and the results of its operations, the changes in its net assets, and the supplementary data for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

27

Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007,

28

Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Dividend Builder Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Dividend Builder Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for the Fund. The Board concluded that the Fund's performance was satisfactory.

29

Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance Dividend Builder Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Dividend Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust and Portfolio.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1993	President, Chief Executive Officer and Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

31

Eaton Vance Dividend Builder Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Charles B. Gaffrey 12/4/72	Vice President of the Portfolio	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee since 2004. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 18 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

32

Eaton Vance Dividend Builder Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Vice President of the Trust since 2006 and of the Portfolio since 1999	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVM, BMR, EVD, EVC and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell was Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

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Investment Adviser of Dividend Builder Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Dividend Builder Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Dividend Builder Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

159-2/08  UTSRC

Annual Report December 31, 2007

EATON VANCE
LARGE-CAP
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Lewis R. Piantedosi
Co-Portfolio Manager

Duncan W. Richardson, CFA
Co-Portfolio Manager

Economic and Market Conditions

• Broad equity markets finished the year ended December 31, 2007, with respectable gains, despite increased volatility and ongoing concerns regarding the credit and housing markets. Troubles with subprime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in equity and fixed-income markets continued through year end.

• Within the Russell 1000 Growth Index, energy, materials, utility, information technology, consumer staples, and industrials stocks generated double-digit annual results, while financial, telecommunication services and consumer discretionary investments realized weaker returns. Growth-oriented strategies did well, and large-capitalization stocks generally outperformed small-caps, a recent reversal of multi-year trends. International stocks continued to perform better than domestic stocks.(2)

Management Discussion

• The Fund invests in Large-Cap Growth Portfolio (the Portfolio), a separate registered investment company, with the same objective and investment policies as the Fund. The Fund registered a healthy gain for the year, with Class A shares outperforming the benchmark Russell 1000 Growth Index.(2) The Fund’s relative performance was largely attributable to stock selection across most sectors. Investments in the information technology, financials and consumer discretionary sectors were the top contributors to the Fund’s relative performance. Particularly strong investment selections among communications equipment and software stocks significantly added to results. The Portfolio’s underweight exposure to consumer finance, thrift and mortgage finance, and real estate investment trust stocks, relative to the benchmark, proved beneficial, as the sector suffered in the wake of the subprime mortgage and domestic housing crises. Stock selection within the specialty retail industry additionally boosted the Fund’s performance. Other industries in which the Portfolio’s holdings positively contributed to relative performance included food products, biotechnology, computers and peripherals, and apparel and luxury goods.

Eaton Vance Large-Cap Growth Fund

Total Return Performance 12/31/06 – 12/31/07

Class A(1)	12.60%
Class B(1)	11.70
Class C(1)	11.77
Class I(1)	7.46
Russell 1000 Growth Index(2)	11.81
Lipper Large-Cap Growth Funds Average(2)	14.17

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Returns shown for Class I are from the date of inception on 5/3/07 to 12/31/07.

(2) It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

• Although management expects continued market volatility in 2008, it believes large-cap equities, particularly more established larger-cap companies with strong earnings and balance sheets, will continue to be investors’ asset class of choice. Gross Domestic Product, a gauge of U.S. economic growth, slowed in the fourth quarter of the 2007 and will likely lead to slower corporate earnings and profit growth. Historically, a slowing economic environment has favored large-cap companies, particularly those with strong fundamentals. Larger companies tend to have significant advantages over smaller companies due to geographic and product mix diversity, economies of scale and better access to capital, which may become even more relevant to investors in uncertain economic times. Additionally, management believes that many large-capitalization stocks are attractively valued, which should provide further fundamental support. Regardless of the market environment, the Fund will continue to employ a valuation sensitive, diversified approach to investing in large-cap growth stocks.

Portfolio Composition

Common Stock Investments by Sector*

By net assets

*  As a percentage of Portfolio net assets as of 12/31/07.

Ten Largest Equity Holdings**

By net assets

Microsoft Corp.	2.8%
Apple, Inc.	2.7
Google, Inc., Class A	2.4
Cisco Systems, Inc.	2.1
Intel Corp.	1.8
Medtronic, Inc.	1.7
United Technologies Corp.	1.7
Research In Motion, Ltd.	1.7
Schlumberger, Ltd.	1.7
Transocean, Inc.	1.7

** Ten Largest Equity Holdings represented 20.3% of Portfolio net assets as of 12/31/07.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B, and Class C of the Fund with that of the Russell 1000 Growth Index, a broad-based, unmanaged index of growth stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, Class C, and the Russell 1000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C	Class I
Share Class Symbol	EALCX	EBLCX	ECLCX	ELCIX
Average Annual Total Returns (at net asset value)
One Year	12.60%	11.70%	11.77%	N.A.
Five Years	12.96	12.11	12.11	N.A.
Life of Fund†	12.22	11.37	11.38	7.46

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	6.11%	6.70%	10.77%	N.A.
Five Years	11.63	11.86	12.11	N.A.
Life of Fund†	10.98	11.25	11.38	7.46

†Inception Dates – Class A, Class B, and Class C: 9/9/02; Class I: 5/3/07

* Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. Absent a reimbursement of certain expenses by the administrator in effect for certain periods, the returns would have been lower.

Total Annual Operating Expenses**	Class A	Class B	Class C	Class I
Gross Expense Ratio	1.52%	2.27%	2.27%	1.27%
Net Expense Ratio	1.40	2.15	2.15	1.15

** From the Fund’s prospectus dated 5/1/07. Reflects a contractual expense reimbursement that continues through May 1, 2008. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, performance would have been lower.

† Source: Thomson Financial. Class A, Class B, and Class C of the Fund commenced investment operations on 9/9/02. A $10,000 hypothetical investment at net asset value in Class I on 5/03/07 would have been valued at $10,747 on December 31, 2007. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Large-Cap Growth Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual
Class A	$1,000.00	$1,055.90	$7.15
Class B	$1,000.00	$1,051.20	$11.01
Class C	$1,000.00	$1,051.80	$11.02
Class I	$1,000.00	$1,056.50	$5.96
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.20	$7.02
Class B	$1,000.00	$1,014.50	$10.82
Class C	$1,000.00	$1,014.50	$10.82
Class I	$1,000.00	$1,019.40	$5.85

* Expenses are equal to the Fund's annualized expense ratio of 1.38% for Class A shares, 2.13% for Class B shares, 2.13% for Class C shares, and 1.15% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investment in Large-Cap Growth Portfolio, at value (identified cost, $87,846,648)	$107,749,933
Receivable for Fund shares sold	508,932
Total assets	$108,258,865
Liabilities
Payable for Fund shares redeemed	$180,682
Payable to affiliate for distribution and service fees	80,647
Payable to affiliate for administration fee	13,584
Payable to affiliate for Trustees' fees	501
Accrued expenses	52,734
Total liabilities	$328,148
Net Assets	$107,930,717
Sources of Net Assets
Paid-in capital	$87,781,803
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	205,962
Accumulated undistributed net investment income	39,667
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	19,903,285
Total	$107,930,717
Class A Shares
Net Assets	$71,184,368
Shares Outstanding	4,114,550
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$17.30
Maximum Offering Price Per Share (100 ÷ 94.25 of $17.30)	$18.36
Class B Shares
Net Assets	$15,801,889
Shares Outstanding	952,861
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$16.58
Class C Shares
Net Assets	$20,817,539
Shares Outstanding	1,254,986
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$16.59
Class I Shares
Net Assets	$126,921
Shares Outstanding	7,328
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$17.32
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $13,082)	$1,132,002
Interest allocated from Portfolio	143,357
Securities lending income allocated from Portfolio, net	26,891
Expenses allocated from Portfolio	(687,923)
Net investment income from Portfolio	$614,327
Expenses
Administration fee	$136,611
Trustees' fees and expenses	1,482
Distribution and service fees
Class A	148,809
Class B	141,233
Class C	173,545
Transfer and dividend disbursing agent fees	96,074
Registration fees	57,653
Printing and postage	18,246
Custodian fee	17,735
Legal and accounting services	17,325
Miscellaneous	6,997
Total expenses	$815,710
Net investment loss	$(201,383)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,464,802
Foreign currency transactions	(87)
Net realized gain	$1,464,715
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$9,192,710
Foreign currency	507
Net change in unrealized appreciation (depreciation)	$9,193,217
Net realized and unrealized gain	$10,657,932
Net increase in net assets from operations	$10,456,549

See notes to financial statements
5

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment loss	$(201,383)	$(216,088)
Net realized gain from investment transactions, disposal of an investment in violation of restrictions and net increase from payment by affiliate, and foreign currency transactions	1,464,715	1,404,394
Net change in unrealized appreciation (depreciation) from investments and foreign currency	9,193,217	4,560,292
Net increase in net assets from operations	$10,456,549	$5,748,598
Distributions to shareholders — From net realized gain Class A	$(768,558)	$(909,378)
Class B	(178,318)	(263,697)
Class C	(232,224)	(276,430)
Class I	(1,374)	—
Total distributions to shareholders	$(1,180,474)	$(1,449,505)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$30,775,298	$27,335,831
Class B	5,296,790	3,576,517
Class C	9,354,337	6,364,298
Class I	121,061	—
Net asset value of shares issued to shareholders in payment of distributions declared Class A	633,852	714,159
Class B	145,767	217,856
Class C	156,678	196,833
Class I	1,374	—
Cost of shares redeemed Class A	(12,237,801)	(6,177,151)
Class B	(2,936,624)	(3,301,010)
Class C	(3,522,304)	(1,812,045)
Net asset value of shares exchanged Class A	538,704	795,619
Class B	(538,704)	(795,619)
Net increase in net assets from Fund share transactions	$27,788,428	$27,115,288
Net increase in net assets	$37,064,503	$31,414,381

Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
At beginning of year	$70,866,214	$39,451,833
At end of year	$107,930,717	$70,866,214
Accumulated undistributed net investment income included in net assets
At end of year	$39,667	$—

See notes to financial statements
6

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2007(1)	2006(1)		2005(1)		2004(1)		2003(1)
Net asset value — Beginning of year	$15.530	$14.100		$13.600		$12.390		$10.030
Income (loss) from operations
Net investment income (loss)	$0.006	$(0.020)		$0.000	(2)	$0.007		$(0.007)
Net realized and unrealized gain	1.954	1.773		0.902		1.277	(3)	2.367
Total income from operations	$1.960	$1.753		$0.902		$1.284		$2.360
Less distributions
From net realized gain	$(0.190)	$(0.323)		$(0.402)		$(0.074)		$—
Total distributions	$(0.190)	$(0.323)		$(0.402)		$(0.074)		$—
Net asset value — End of year	$17.300	$15.530		$14.100		$13.600		$12.390
Total Return(4)	12.60%	12.42	%(5)	6.60%		10.37%		23.53%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$71,184	$45,236		$20,037		$15,829		$8,503
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.39%	1.40%		1.40	%(7)	1.40	%(7)	1.40%
Expenses after custodian fee reduction(6)	1.39%	1.40%		1.40	%(7)	1.40	%(7)	1.40%
Net investment income (loss)	0.04%	(0.14)%		0.00	%(8)	0.06%		(0.06)%
Portfolio Turnover of the Portfolio	46%	56%		55%		45%		64%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Less than $0.001 per share.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2005 and 2004, respectively).

(8)  Less than 0.01%.

See notes to financial statements
7

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2007(1)	2006(1)		2005(1)		2004(1)		2003(1)
Net asset value — Beginning of year	$15.010	$13.730		$13.360		$12.260		$10.000
Income (loss) from operations
Net investment loss	$(0.112)	$(0.125)		$(0.101)		$(0.091)		$(0.090)
Net realized and unrealized gain	1.872	1.728		0.873		1.265	(2)	2.350
Total income from operations	$1.760	$1.603		$0.772		$1.174		$2.260
Less distributions
From net realized gain	$(0.190)	$(0.323)		$(0.402)		$(0.074)		$—
Total distributions	$(0.190)	$(0.323)		$(0.402)		$(0.074)		$—
Net asset value — End of year	$16.580	$15.010		$13.730		$13.360		$12.260
Total Return(3)	11.70%	11.67	%(4)	5.74%		9.58%		22.60%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$15,802	$12,484		$11,809		$10,104		$5,349
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	2.14%	2.15%		2.15	%(6)	2.15	%(6)	2.15%
Expenses after custodian fee reduction(5)	2.14%	2.15%		2.15	%(6)	2.15	%(6)	2.15%
Net investment loss	(0.70)%	(0.88)%		(0.75)%		(0.72)%		(0.81)%
Portfolio Turnover of the Portfolio	46%	56%		55%		45%		64%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2005 and 2004, respectively).

See notes to financial statements
8

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2007(1)	2006(1)		2005(1)		2004(1)		2003(1)
Net asset value — Beginning of year	$15.010	$13.730		$13.360		$12.270		$10.010
Income (loss) from operations
Net investment loss	$(0.114)	$(0.127)		$(0.101)		$(0.092)		$(0.089)
Net realized and unrealized gain	1.884	1.730		0.873		1.256	(2)	2.349
Total income from operations	$1.770	$1.603		$0.772		$1.164		$2.260
Less distributions
From net realized gain	$(0.190)	$(0.323)		$(0.402)		$(0.074)		$—
Total distributions	$(0.190)	$(0.323)		$(0.402)		$(0.074)		$—
Net asset value — End of year	$16.590	$15.010		$13.730		$13.360		$12.270
Total Return(3)	11.77%	11.67	%(4)	5.74%		9.49%		22.58%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$20,818	$13,146		$7,606		$6,217		$3,770
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	2.14%	2.15%		2.15	%(6)	2.15	%(6)	2.15%
Expenses after custodian fee reduction(5)	2.14%	2.15%		2.15	%(6)	2.15	%(6)	2.15%
Net investment loss	(0.70)%	(0.88)%		(0.75)%		(0.73)%		(0.81)%
Portfolio Turnover of the Portfolio	46%	56%		55%		45%		64%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2005 and 2004, respectively).

See notes to financial statements
9

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Period Ended December 31, 2007(1)(2)
Net asset value — Beginning of period	$16.290
Income (loss) from operations
Net investment income	$0.010
Net realized and unrealized gain	1.210
Total income from operations	$1.220
Less distributions
From net realized gain	$(0.190)
Total distributions	$(0.190)
Net asset value — End of period	$17.320
Total Return(3)	7.46	%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$127
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.14	%(5)
Expenses after custodian fee reduction(4)	1.14	%(5)
Net investment income	0.09	%(5)
Portfolio Turnover of the Portfolio	46	%(6)

(1)  For the period from the start of business, May 3, 2007, to December 31, 2007.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  For the Portfolio's fiscal year ended December 31, 2007.

(7)  Not annualized.

See notes to financial statements
10

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Large-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (84.1% at December 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course

11

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Long-term capital gains	$1,180,474	$1,449,505

During the year ended December 31, 2007, accumulated undistributed net realized gain was increased by $88, accumulated undistributed net investment income was increased by $241,050, and paid-in capital was decreased by $241,138 due to differences between book and tax accounting, primarily for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed net realized gain	$208,032
Net unrealized appreciation	$19,940,882

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax accounting for partnership allocations.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended December 31, 2007, the administration fee amounted to $136,611. EVM has agreed to reimburse the Fund's expenses to the extent that total annual Fund operating expenses of Class A, Class B, Class C and Class I exceed 1.40%, 2.15%, 2.15% and 1.15%, respectively, of the average daily net assets of the respective class. This expense reimbursement may be changed or terminated after May 1, 2008. Pursuant to this agreement, EVM was not allocated any of the Fund's operating expenses for the year ended December 31, 2007. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $6,096 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $38,359 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C Shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and

12

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

service fees paid or accrued to EVD for the year ended December 31, 2007 amounted to $148,809 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2007, the Fund paid or accrued to EVD $105,925 and $130,159 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $65,000 and $889,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2007 amounted to $35,308 and $43,386 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2007, the Fund was informed that EVD received approximately $9,000, $27,000 and $3,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2007, increases and decreases in the Fund's investment in the Portfolio aggregated $45,911,767 and $19,559,429, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2007	2006
Sales	1,872,343	1,809,659
Issued to shareholders electing to receive payments of distributions in Fund shares	35,994	45,781
Redemptions	(739,658)	(419,278)
Exchanges from Class B shares	33,263	55,104
Net increase	1,201,942	1,491,266
	Year Ended December 31,
Class B	2007	2006
Sales	333,239	246,035
Issued to shareholders electing to receive payments of distributions in Fund shares	8,635	14,446
Redemptions	(186,354)	(231,722)
Exchanges to Class A shares	(34,505)	(56,758)
Net increase (decrease)	121,015	(27,999)

13

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended December 31,
Class C	2007	2006
Sales	591,069	436,046
Issued to shareholders electing to receive payments of distributions in Fund shares	9,276	13,053
Redemptions	(221,192)	(127,115)
Net increase	379,153	321,984
Class I	Period Ended December 31, 2007(1)
Sales		7,250
Issued to shareholders electing to receive payments of distributions in Fund shares		78
Net increase		7,328

(1) Class I commenced operations on May 3, 2007.

8  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

14

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special
Investment Trust and Shareholders
of Eaton Vance Large-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Growth Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Growth Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

15

Eaton Vance Large-Cap Growth Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of capital gains dividends.

Capital Gains Dividends. The Fund designates $1,180,474 as a capital gain dividend.

16

Large-Cap Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 96.2%
Security	Shares	Value
Aerospace & Defense — 4.8%
Boeing Co. (The)	9,200	$804,632
General Dynamics Corp.	23,300	2,073,467
Rockwell Collins, Inc.	14,500	1,043,565
United Technologies Corp.	28,700	2,196,698
		$6,118,362
Beverages — 2.5%
Coca-Cola Co. (The)	23,900	$1,466,743
PepsiCo, Inc.	22,350	1,696,365
		$3,163,108
Biotechnology — 1.4%
Gilead Sciences, Inc.(1)	40,200	$1,849,602
		$1,849,602
Capital Markets — 4.5%
Franklin Resources, Inc.	8,300	$949,769
Goldman Sachs Group, Inc.	4,600	989,230
Invesco, Ltd.(2)	42,000	1,317,960
Morgan Stanley	24,400	1,295,884
State Street Corp.(2)	15,200	1,234,240
		$5,787,083
Chemicals — 2.0%
E.I. du Pont de Nemours & Co.	28,300	$1,247,747
Ecolab, Inc.	26,000	1,331,460
		$2,579,207
Commercial Services & Supplies — 0.7%
Manpower, Inc.	15,500	$881,950
		$881,950
Communications Equipment — 5.3%
Cisco Systems, Inc.(1)	100,200	$2,712,414
QUALCOMM, Inc.	47,200	1,857,320
Research In Motion, Ltd.(1)	19,100	2,165,940
		$6,735,674

Security	Shares	Value
Computer Peripherals — 5.0%
Apple, Inc.(1)	17,500	$3,466,400
EMC Corp.(1)	63,000	1,167,390
Hewlett-Packard Co.	36,500	1,842,520
		$6,476,310
Consumer Finance — 0.7%
American Express Co.	17,300	$899,946
		$899,946
Electrical Equipment — 2.1%
Emerson Electric Co.	31,200	$1,767,792
Suntech Power Holdings Co., Ltd. ADR(1)	11,600	954,912
		$2,722,704
Electronic Equipment & Instruments — 0.8%
Agilent Technologies, Inc.(1)	28,500	$1,047,090
		$1,047,090
Energy Equipment & Services — 3.4%
Schlumberger, Ltd.	22,000	$2,164,140
Transocean, Inc.(1)	15,004	2,147,823
		$4,311,963
Food & Staples Retailing — 2.8%
CVS Caremark Corp.	40,224	$1,598,904
Wal-Mart Stores, Inc.	40,700	1,934,471
		$3,533,375
Food Products — 3.3%
Cadbury Schweppes PLC ADR	29,600	$1,461,352
Nestle SA	3,400	1,561,247
William Wrigley Jr. Co.	21,000	1,229,550
		$4,252,149
Health Care Equipment & Supplies — 2.5%
Medtronic, Inc.	44,000	$2,211,880
Zimmer Holdings, Inc.(1)	15,100	998,865
		$3,210,745

See notes to financial statements
17

Large-Cap Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Providers & Services — 1.0%
UnitedHealth Group, Inc.	23,000	$1,338,600
		$1,338,600
Hotels, Restaurants & Leisure — 2.7%
International Game Technology	46,000	$2,020,780
Marriott International, Inc., Class A	41,700	1,425,306
		$3,446,086
Household Products — 3.6%
Colgate-Palmolive Co.	24,000	$1,871,040
Energizer Holdings, Inc.(1)	11,200	1,255,856
Procter & Gamble Co.	21,168	1,554,154
		$4,681,050
Industrial Conglomerates — 1.6%
General Electric Co.	54,400	$2,016,608
		$2,016,608
Internet Software & Services — 5.2%
Akamai Technologies, Inc.(1)(2)	36,000	$1,245,600
eBay, Inc.(1)	41,000	1,360,790
Google Inc., Class A(1)	4,400	3,042,512
Yahoo!, Inc.(1)	42,500	988,550
		$6,637,452
IT Services — 1.9%
MasterCard, Inc., Class A(2)	6,300	$1,355,760
Paychex, Inc.	30,000	1,086,600
		$2,442,360
Life Sciences Tools & Services — 0.9%
Thermo Fisher Scientific, Inc.(1)	20,300	$1,170,904
		$1,170,904
Machinery — 3.0%
Danaher Corp.	10,300	$903,722
Deere & Co.	18,800	1,750,656
Eaton Corp.	12,500	1,211,875
		$3,866,253

Security	Shares	Value
Media — 4.2%
Clear Channel Outdoor Holdings, Inc., Class A(1)(2)	32,500	$898,950
Comcast Corp., Class A(1)	62,500	1,141,250
McGraw-Hill Companies, Inc., (The)(2)	17,600	771,056
Omnicom Group, Inc.	30,000	1,425,900
Walt Disney Co.	35,300	1,139,484
		$5,376,640
Metals & Mining — 1.2%
Goldcorp, Inc.(2)	47,000	$1,594,710
		$1,594,710
Multiline Retail — 0.9%
Nordstrom, Inc.(2)	30,000	$1,101,900
		$1,101,900
Oil, Gas & Consumable Fuels — 4.3%
Anadarko Petroleum Corp.	28,700	$1,885,303
ConocoPhillips	16,500	1,456,950
Devon Energy Corp.	10,100	897,991
Exxon Mobil Corp.	13,210	1,237,645
		$5,477,889
Pharmaceuticals — 8.7%
Abbott Laboratories	26,000	$1,459,900
Allergan, Inc.	18,000	1,156,320
Eli Lilly & Co.	20,500	1,094,495
Forest Laboratories, Inc.(1)	37,400	1,363,230
Johnson & Johnson	28,500	1,900,950
Merck & Co., Inc.	28,700	1,667,757
Schering-Plough Corp.	51,000	1,358,640
Wyeth	26,300	1,162,197
		$11,163,489
Semiconductors & Semiconductor Equipment — 5.7%
Intel Corp.	87,000	$2,319,420
Intersil Corp., Class A	42,700	1,045,296
Linear Technology Corp.(2)	28,800	916,704
NVIDIA Corp.(1)	36,750	1,250,235
Texas Instruments, Inc.	54,500	1,820,300
		$7,351,955

See notes to financial statements
18

Large-Cap Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Software — 6.6%
Adobe Systems, Inc.(1)	28,000	$1,196,440
Autodesk, Inc.(1)	25,600	1,273,856
Microsoft Corp.	101,420	3,610,552
Oracle Corp.(1)	79,500	1,795,110
VMware, Inc., Class A(1)(2)	6,332	538,157
		$8,414,115
Specialty Retail — 1.9%
Best Buy Co., Inc.	24,400	$1,284,660
J. Crew Group, Inc.(1)(2)	22,800	1,099,188
		$2,383,848
Textiles, Apparel & Luxury Goods — 1.0%
Nike, Inc., Class B	19,900	$1,278,376
		$1,278,376
Total Common Stocks (identified cost $100,611,592)		$123,311,503
Short-Term Investments — 11.5%
Description	Shares/ Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 4.99%(3)(4)	9,877	$9,876,892
Investment in Cash Management Portfolio, 4.58%(4)	4,800	4,799,643
Total Short-Term Investments (identified cost $14,676,535)		$14,676,535
Total Investments — 107.7% (identified cost $115,288,127)		$137,988,038
Other Assets, Less Liabilities — (7.7)%		$(9,867,139)
Net Assets — 100.0%		$128,120,899

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of this security was on loan at December 31, 2007.

(3)  The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan as of December 31, 2007. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral upon the return of loaned securities.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2007.

See notes to financial statements
19

Large-Cap Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Unaffiliated investments, at value, including $9,576,553 of securities on loan (identified cost, $100,611,592)	$123,311,503
Affiliated investments, at value (identified cost, $14,676,535)	14,676,535
Cash	7,103
Dividends and interest receivable	103,660
Interest receivable from affiliated investments	13,185
Securities lending income receivable	7,353
Tax reclaims receivable	10,042
Total assets	$138,129,381
Liabilities
Collateral for securities loaned	$9,876,892
Payable to affiliate for investment advisory fee	68,419
Payable to affiliate for Trustees' fees	1,736
Accrued expenses	61,435
Total liabilities	$10,008,482
Net Assets applicable to investors' interest in Portfolio	$128,120,899
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$105,420,361
Net unrealized appreciation (computed on the basis of identified cost)	22,700,538
Total	$128,120,899

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends (net of foreign taxes, $15,503)	$1,338,450
Interest	2,754
Securities lending income, net	31,798
Interest income allocated from affiliated investment	166,890
Expenses allocated from affliated investment	(16,056)
Total investment income	$1,523,836
Expenses
Investment adviser fee	$684,777
Trustees' fees and expenses	5,650
Custodian fee	76,877
Legal and accounting services	26,879
Miscellaneous	3,325
Total expenses	$797,508
Deduct — Reduction of custodian fee	$12
Total expense reductions	$12
Net expenses	$797,496
Net investment income	$726,340
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,465,194
Foreign currency transactions	(103)
Net realized gain	$1,465,091
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$11,155,762
Foreign currency	598
Net change in unrealized appreciation (depreciation)	$11,156,360
Net realized and unrealized gain	$12,621,451
Net increase in net assets from operations	$13,347,791

See notes to financial statements
20

Large-Cap Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations —
Net investment income	$726,340	$240,093
Net realized gain from investment transactions, disposal of an investment in violation of restrictions and net increase from payment by affiliate, and foreign currency transactions	1,465,091	1,367,648
Net change in unrealized appreciation (depreciation) from investments and foreign currency	11,156,360	5,363,194
Net increase in net assets from operations	$13,347,791	$6,970,935
Capital transactions — Contributions	$53,098,448	$51,014,290
Withdrawals	(22,342,362)	(13,555,789)
Net increase in net assets from capital transactions	$30,756,086	$37,458,501
Net increase in net assets	$44,103,877	$44,429,436
Net Assets
At beginning of year	$84,017,022	$39,587,586
At end of year	$128,120,899	$84,017,022

See notes to financial statements
21

Large-Cap Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2007	2006		2005		2004		2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.75%	0.78%		0.82	%(2)	0.85	%(2)	1.15%
Expenses after custodian fee reduction	0.75%	0.78%		0.82	%(2)	0.85	%(2)	1.15%
Net investment income	0.67%	0.48%		0.58%		0.58%		0.19%
Portfolio Turnover	46%	56%		55%		45%		64%
Total Return	13.30%	13.14	%(1)	7.23%		10.98%		23.83%
Net assets, end of year (000's omitted)	$128,121	$84,017		$39,588		$32,162		$17,579

(1)  During the year ended December 31, 2006, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2006.

(2)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2005 and 2004, respectively).

See notes to financial statements
22

Large-Cap Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Large-Cap Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2007, Eaton Vance Large-Cap Growth Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 84.1% and 2.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification

23

Large-Cap Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended December 31, 2007, the Portfolio's advisory fee totaled $700,166 of which $15,389 was allocated from Cash Management and $684,777 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred

24

Large-Cap Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Compensation Plan. For the year ended December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $77,171,137 and $47,685,078, respectively, for the year ended December 31, 2007.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$115,328,708
Gross unrealized appreciation	$24,046,850
Gross unrealized depreciation	(1,387,520)
Net unrealized appreciation	$22,659,330

The net unrealized appreciation on foreign currency at December 31, 2007 on a federal income tax basis was $627.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $418,476 for the year ended December 31, 2007. At December 31, 2007, the value of the securities loaned and the value of the collateral amounted to $9,576,553 and $9,876,892, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

25

Large-Cap Growth Portfolio as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Large-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Large-Cap Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Growth Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

26

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through"soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007,

27

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Large-Cap Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Large-Cap Growth Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2006 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

28

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

29

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Large-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust and Portfolio.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and the Portfolio since 2002	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

30

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and the Portfolio since 2002	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director- Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee since 2004. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 18 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

31

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies maaged by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVC, EVM, BMR, EVD and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell was Assistant Treasurer of the Portfolio since 2002.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

32

Investment Adviser of Large-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Large-Cap Growth Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Large-Cap Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1559-2/08  LCCSRC

Annual Report December 31, 2007

EATON VANCE
LARGE-CAP
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Large-Cap Value Fund as of December 31, 2007

Management’S Discussion Of Fund Performance

Michael R Mach, CFA
Portfolio Manager

Economic and Market Conditions

• Broad equity markets finished the year ended December 31, 2007, with respectable gains, despite increased volatility and ongoing concerns regarding the credit and housing markets. Global equities were booming early in 2007 as strong momentum continued from the previous year, but global markets encountered a turbulent second half of the year. Troubles with subprime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in the equity and fixed income markets continued through year-end.

• For the year ended December 31, 2007, seven of the ten major sectors within the Russell 1000 Value Index registered positive returns. Energy, materials and utilities were the top-performing Russell 1000 Value Index sectors during the year, while the financials, consumer discretionary, and information technology sectors produced the weakest performance with negative returns. The industries contributing the most to Index returns in 2007 included oil and gas and diversified telecommunications.

• In contrast, diversified financial services, commercial banks, and thrifts and mortgage finance companies all made negative contributions. On average during the course of the year, large-capitalization stocks outperformed small-capitalization stocks and growth-style investments reversed course to outperform value-style investments.

Management Discussion

• The Fund invests its assets in a separate registered investment company with the same objective and investment policies as the Fund, Large-Cap Value Portfolio (the Portfolio). For the fiscal year ended December 31, 2007, all Fund share classes outperformed the average return of funds in their peer group, the Lipper Large-Cap Value Classification, as well as their benchmark, the Russell 1000 Value Index, by a significant margin.

• For the year ended December 31, 2007, seven out of 10 sectors in the Portfolio had positive absolute returns. The sectors that contributed the most to relative outperformance in 2007 were the financial, information technology, and industrial sectors. The health care sector was the only sector that detracted from performance relative to the benchmark in 2007.

• Stock selection was the primary contributor to the Fund’s relative outperformance for the year. The added value and outperformance came from investing in stronger-performing names within most sectors, rather than having significant over- or underweights in each sector.

Eaton Vance Large-Cap Value fund Total Return Performance 12/31/06 – 12/31/07

Class A(1)	9.99%
Class B(1)	9.13
Class C(1)	9.13
Class I(1)	10.27
Class R(1)	9.66
Russell 1000 Value Index(2)	-0.17%
Lipper Large-Cap Value Funds Average(2)	2.25%

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value.

(2) It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

• In these discussions, we believe that, along with more recent results, it is important to review longer-term performance. For the one-year period ended December 31, 2007, the Fund’s Class A was ranked #31 out of 515 funds in the Lipper Large- Cap Value Funds Classification; for three years, #24 out of 443 funds; for five years, #29 out of 363 funds; and for ten years, #6 out of 152 funds. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. Source: Lipper, Inc.

• In closing, I would like to thank my fellow shareholders for your continued confidence and participation in the Fund.

Portfolio Composition

Common Stock Investments by Sector*

By net assets

Ten Largest Equity Holdings**

By net assets

AT&T, Inc.	2.54%
International Business Machines Corp.	2.49
Occidental Petroleum Corp.	2.40
Hewlett-Packard Co.	2.39
Verizon Communications, Inc.	2.36
JPMorgan Chase & Co.	2.36
ConocoPhillips	2.21
Hess Corp.	2.18
Nestle SA	2.17
American International Group, Inc.	2.09

* As a percentage of the Portfolio’s net assets as of 12/31/07.

** Ten Largest Equity Holdings represented 23.19% of Portfolio net assets as of 12/31/07.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Eaton Vance Large-Cap Value Fund as of December 31, 2007

Fund Performance

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged index of value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

† Source: Thomson Financial. Class A of the Fund commenced investment operations on 9/23/31. A $10,000 hypothetical investment at net asset value in Class B shares on 12/31/97, Class C shares on 12/31/97, Class I shares on 12/28/04, and Class R shares on 2/18/04 would have been valued at $23,839, $23,782, $14,771, and $16,056, respectively, on December 31, 2007. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance*	Class A	Class B	Class C	Class I	Class R
Share Class Symbol	EHSTX	EMSTX	ECSTX	EILVX	ERSTX

Average Annual Total Returns (at net asset value)
One Year	9.99%	9.13%	9.13%	10.27%	9.66%
Five Years	15.74	14.87	14.86	N.A.	N.A.
Ten Years	9.91	9.07	9.04	N.A.	N.A.
Life of Fund†	9.78	12.04	12.22	13.85	13.02
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	3.68%	4.13%	8.13%	10.27%	9.66%
Five Years	14.38	14.64	14.86	N.A.	N.A.
Ten Years	9.26	9.07	9.04	N.A.	N.A.
Life of Fund†	9.70	12.04	12.22	13.85	13.02

† Inception Dates – Class A: 9/23/31; Class B: 8/17/94; Class C: 11/4/94; Class I: 12/28/04; Class R: 2/18/04

* Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered to certain investors at net asset value.

Total Annual Operating Expenses **	Class A	Class B	Class C	Class I	Class R

Expense Ratio	1.01%	1.76%	1.76%	0.77%	1.26%

** From the Fund’s prospectus dated 5/1/07.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Large-Cap Value Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Large-Cap Value Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual
Class A	$1,000.00	$1,015.60	$4.93
Class B	$1,000.00	$1,011.50	$8.72
Class C	$1,000.00	$1,011.50	$8.72
Class I	$1,000.00	$1,017.00	$3.66
Class R	$1,000.00	$1,013.80	$6.19
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.94
Class B	$1,000.00	$1,016.50	$8.74
Class C	$1,000.00	$1,016.50	$8.74
Class I	$1,000.00	$1,021.60	$3.67
Class R	$1,000.00	$1,019.10	$6.21

*   Expenses are equal to the Fund's annualized expense ratio of 0.97% for Class A shares, 1.72% for Class B shares, 1.72% for Class C shares, 0.72% for Class I shares, and 1.22% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Large-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investment in Large-Cap Value Portfolio, at value (identified cost, $6,157,582,258)	$7,260,876,399
Receivable for Fund shares sold	110,225,435
Total assets	$7,371,101,834
Liabilities
Payable for Fund shares redeemed	$14,600,557
Payable to affiliate for distribution and service fees	4,302,228
Payable to affiliate for Trustees' fees	1,000
Accrued expenses	1,161,895
Total liabilities	$20,065,680
Net Assets	$7,351,036,154
Sources of Net Assets
Paid-in capital	$6,301,752,353
Accumulated distributions in excess of net realized gain (computed on the basis of identified cost)	(57,029,154)
Accumulated undistributed net investment income	3,018,814
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	1,103,294,141
Total	$7,351,036,154
Class A Shares
Net Assets	$5,709,361,720
Shares Outstanding	253,560,780
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$22.52
Maximum Offering Price Per Share (100 ÷ 94.25 of $22.52)	$23.89
Class B Shares
Net Assets	$261,680,041
Shares Outstanding	11,623,365
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$22.51
Class C Shares
Net Assets	$713,772,784
Shares Outstanding	31,700,965
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$22.52
Class I Shares
Net Assets	$549,833,569
Shares Outstanding	24,386,489
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$22.55
Class R Shares
Net Assets	$116,388,040
Shares Outstanding	5,176,214
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$22.49

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*  Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $670,080)	$113,633,275
Interest allocated from Portfolio	9,995,724
Securities lending income allocated from Portfolio, net	808,940
Expenses allocated from Portfolio	(35,012,488)
Net investment income from Portfolio	$89,425,451
Expenses
Trustees' fees and expenses	$3,842
Distribution and service fees Class A	11,005,436
Class B	2,654,272
Class C	5,956,568
Class R	436,816
Transfer and dividend disbursing agent fees	5,065,576
Printing and postage	566,370
Registration fees	244,950
Legal and accounting services	170,855
Custodian fee	38,565
Miscellaneous	27,846
Total expenses	$26,171,096
Net investment income	$63,254,355
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(13,011,739)
Foreign currency transactions	(86,579)
Net realized loss	$(13,098,318)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$432,008,280
Foreign currency	85,405
Net change in unrealized appreciation (depreciation)	$432,093,685
Net realized and unrealized gain	$418,995,367
Net increase in net assets from operations	$482,249,722

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$63,254,355	$37,909,834
Net realized gain (loss) from investment and foreign currency transactions	(13,098,318)	121,600,031
Net change in unrealized appreciation (depreciation) of investments and foreign currency	432,093,685	379,207,206
Net increase in net assets from operations	$482,249,722	$538,717,071
Distributions to shareholders — From net investment income Class A	$(58,117,803)	$(33,108,667)
Class B	(1,404,585)	(1,325,397)
Class C	(3,231,613)	(2,013,824)
Class I	(4,168,045)	(520,443)
Class R	(1,077,691)	(346,816)
From net realized gain Class A	(63,428,949)	(76,215,660)
Class B	(3,622,785)	(6,295,197)
Class C	(8,358,125)	(10,621,659)
Class I	(4,605,501)	(1,288,060)
Class R	(1,252,374)	(1,155,212)
Tax return of capital Class A	(2,060,395)	—
Class B	(117,681)	—
Class C	(271,501)	—
Class I	(149,603)	—
Class R	(40,682)	—
Total distributions to shareholders	$(151,907,333)	$(132,890,935)

	Year Ended December 31, 2007	Year Ended December 31, 2006
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$3,042,498,426	$1,852,583,894
Class B	40,846,938	53,345,310
Class C	287,698,749	214,252,578
Class I	533,029,182	41,668,336
Class R	77,647,858	52,670,977
Net asset value of shares issued to shareholders in payment of distributions declared Class A	95,981,519	84,716,165
Class B	4,087,534	5,998,645
Class C	7,783,443	8,207,470
Class I	8,247,971	1,777,603
Class R	2,266,222	1,465,476
Cost of shares redeemed Class A	(1,074,047,096)	(483,119,808)
Class B	(40,244,701)	(32,451,377)
Class C	(79,807,211)	(39,569,167)
Class I	(65,502,097)	(2,893,546)
Class R	(24,531,711)	(7,370,072)
Net asset value of shares exchanged Class A	13,717,954	10,451,686
Class B	(13,717,954)	(10,451,686)
Net increase in net assets from Fund share transactions	$2,815,955,026	$1,751,282,484
Net increase in net assets	$3,146,297,415	$2,157,108,620
Net Assets
At beginning of year	$4,204,738,739	$2,047,630,119
At end of year	$7,351,036,154	$4,204,738,739
Accumulated undistributed net investment income included in net assets
At end of year	$3,018,814	$169,548

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003
Net asset value — Beginning of year	$21.040	$18.420	$16.880	$14.760	$12.110
Income (loss) from operations
Net investment income	$0.273	$0.276	$0.214	$0.185	$0.146
Net realized and unrealized gain	1.805	3.145	1.716	2.113	2.654
Total income from operations	$2.078	$3.421	$1.930	$2.298	$2.800
Less distributions
From net investment income	$(0.282)	$(0.262)	$(0.198)	$(0.178)	$(0.150)
From net realized gain	(0.306)	(0.539)	(0.192)	—	—
Tax return of capital	(0.010)	—	—	—	—
Total distributions	$(0.598)	$(0.801)	$(0.390)	$(0.178)	$(0.150)
Net asset value — End of year	$22.520	$21.040	$18.420	$16.880	$14.760
Total Return(2)	9.99%	18.81%	11.47%	15.68%	23.30%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$5,709,362	$3,369,986	$1,583,242	$709,961	$332,662
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	0.98%†	1.01%†	1.04%†	1.07%†	1.13%
Expenses after custodian fee reduction(3)	0.98%†	1.01%†	1.04%†	1.07%†	1.13%
Net investment income	1.23%	1.39%	1.21%	1.21%	1.24%
Portfolio Turnover of the Portfolio	35%	52%	72%	56%	57%

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003
Net asset value — Beginning of year	$21.040	$18.420	$16.860	$14.740	$12.100
Income (loss) from operations
Net investment income	$0.103	$0.128	$0.075	$0.071	$0.061
Net realized and unrealized gain	1.801	3.146	1.724	2.111	2.635
Total income from operations	$1.904	$3.274	$1.799	$2.182	$2.696
Less distributions
From net investment income	$(0.118)	$(0.115)	$(0.047)	$(0.062)	$(0.056)
From net realized gain	(0.306)	(0.539)	(0.192)	—	—
Tax return of capital	(0.010)	—	—	—	—
Total distributions	$(0.434)	$(0.654)	$(0.239)	$(0.062)	$(0.056)
Net asset value — End of year	$22.510	$21.040	$18.420	$16.860	$14.740
Total Return(2)	9.13%	17.92%	10.68%	14.80%	22.36%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$261,680	$252,843	$206,114	$159,792	$135,355
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.73%†	1.76%†	1.79%†	1.82%†	1.88%
Expenses after custodian fee reduction(3)	1.73%†	1.76%†	1.79%†	1.82%†	1.88%
Net investment income	0.46%	0.65%	0.43%	0.46%	0.48%
Portfolio Turnover of the Portfolio	35%	52%	72%	56%	57%

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003
Net asset value — Beginning of year	$21.040	$18.420	$16.900	$14.790	$12.140
Income (loss) from operations
Net investment income	$0.106	$0.128	$0.080	$0.071	$0.058
Net realized and unrealized gain	1.808	3.146	1.717	2.117	2.647
Total income from operations	$1.914	$3.274	$1.797	$2.188	$2.705
Less distributions
From net investment income	$(0.118)	$(0.115)	$(0.085)	$(0.078)	$(0.055)
From net realized gain	(0.306)	(0.539)	(0.192)	—	—
Tax return of capital	(0.010)	—	—	—	—
Total distributions	$(0.434)	$(0.654)	$(0.277)	$(0.078)	$(0.055)
Net asset value — End of year	$22.520	$21.040	$18.420	$16.900	$14.790
Total Return(2)	9.13%	17.92%	10.64%	14.81%	22.34%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$713,773	$462,469	$234,164	$119,453	$88,867
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.73%†	1.76%†	1.79%†	1.82%†	1.88%
Expenses after custodian fee reduction(3)	1.73%†	1.76%†	1.79%†	1.82%†	1.88%
Net investment income	0.48%	0.65%	0.45%	0.46%	0.49%
Portfolio Turnover of the Portfolio	35%	52%	72%	56%	57%

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended December 31,			Period Ended December 31,
	2007(1)	2006(1)	2005(1)	2004(1)(2)
Net asset value — Beginning of period	$21.040	$18.420	$16.880	$16.770
Income (loss) from operations
Net investment income	$0.340	$0.329	$0.300	$0.011
Net realized and unrealized gain	1.795	3.141	1.672	0.099
Total income from operations	$2.135	$3.470	$1.972	$0.110
Less distributions
From net investment income	$(0.309)	$(0.311)	$(0.240)	$—
From net realized gain	(0.306)	(0.539)	(0.192)	—
Tax return of capital	(0.010)	—	—	—
Total distributions	$(0.625)	$(0.850)	$(0.432)	$—
Net asset value — End of period	$22.550	$21.040	$18.420	$16.880
Total Return(3)	10.27%	19.10%	11.73%	0.66	%(6)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$549,834	$63,157	$18,590	$249
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.73%†	0.77%†	0.79%†	0.82	%(5)†
Expenses after custodian fee reduction(4)	0.73%†	0.77%†	0.79%†	0.82	%(5)†
Net investment income	1.52%	1.65%	1.65%	6.09	%(5)
Portfolio Turnover of the Portfolio	35%	52%	72%	56%

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the commencement of operations, December 28, 2004, to December 31, 2004.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Not annualized.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended December 31,			Period Ended December 31,
	2007(1)	2006(1)	2005(1)	2004(1)(2)
Net asset value — Beginning of period	$21.040	$18.420	$16.890	$15.310
Income (loss) from operations
Net investment income	$0.218	$0.225	$0.187	$0.125
Net realized and unrealized gain	1.804	3.152	1.697	1.568
Total income from operations	$2.022	$3.377	$1.884	$1.693
Less distributions
From net investment income	$(0.256)	$(0.218)	$(0.162)	$(0.113)
From net realized gain	(0.306)	(0.539)	(0.192)	—
Tax return of capital	(0.010)	—	—	—
Total distributions	$(0.572)	$(0.757)	$(0.354)	$(0.113)
Net asset value — End of period	$22.490	$21.040	$18.420	$16.890
Total Return(3)	9.66%	18.55%	11.17%	11.10	%(6)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$116,388	$56,284	$5,521	$664
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.23%†	1.26%†	1.29%†	1.32	%(5)†
Expenses after custodian fee reduction(4)	1.23%†	1.26%†	1.29%†	1.32	%(5)†
Net investment income	0.98%	1.12%	1.05%	0.93	%(5)
Portfolio Turnover of the Portfolio	35%	52%	72%	56%

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the commencement of operations, February 18, 2004, to December 31, 2004.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Not annualized.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are offered at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Large-Cap Value Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (98.3% at December 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2007, the Fund had net capital losses of $49,487,647 attributable to security transactions incurred after October 31, 2007. These losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2008.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

Eaton Vance Large-Cap Value Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Ordinary income	$71,800,938	$37,315,147
Long-term capital gains	$77,466,533	$95,575,788
Tax return of capital	$2,639,862	—

During the year ended December 31, 2007, accumulated net realized loss was increased by $7,594,590, accumulated net investment loss was decreased by $7,594,648, and paid-in capital was decreased by $58 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$1,098,771,448
Post October losses	$(49,487,647)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax accounting for partnership allocations and foreign currency transactions.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $237,449 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $648,061 from the

Eaton Vance Large-Cap Value Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2007. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2007 amounted to $11,005,436 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2007, the Fund paid or accrued to EVD $1,990,704 and $4,467,426 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $3,993,000 and $44,330,000 for Class B and Class C shares, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of average daily net assets attributable to Class R shares. For the year ended December 31, 2007, the Fund paid or accrued to EVD $218,408 representing 0.25% of the average daily net assets of Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2007 amounted to $663,568, $1,489,142 and $218,408 for Class B, Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2007, the Fund was informed that EVD received approximately $4,000, $385,000 and $116,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

Eaton Vance Large-Cap Value Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Investment Transactions

For the year ended December 31, 2007, increases and decreases in the Fund's investment in the Portfolio aggregated $3,893,278,655 and $1,334,193,006, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2007	2006
Sales	136,713,319	94,002,695
Issued to shareholders electing to receive payments of distributions in Fund shares	4,356,579	4,153,269
Redemptions	(48,291,491)	(24,478,680)
Exchange from Class B shares	617,037	529,286
Net increase	93,395,444	74,206,570
	Year Ended December 31,
Class B	2007	2006
Sales	1,854,770	2,719,568
Issued to shareholders electing to receive payments of distributions in Fund shares	187,515	294,492
Redemptions	(1,819,952)	(1,657,373)
Exchange to Class A shares	(617,457)	(529,623)
Net increase (decrease)	(395,124)	827,064
	Year Ended December 31,
Class C	2007	2006
Sales	12,962,985	10,878,450
Issued to shareholders electing to receive payments of distributions in Fund shares	354,849	399,934
Redemptions	(3,597,624)	(2,011,032)
Net increase	9,720,210	9,267,352

	Year Ended December 31,
Class I	2007	2006
Sales	23,952,548	2,051,723
Issued to shareholders electing to receive payments of distributions in Fund shares	370,522	86,263
Redemptions	(2,938,489)	(145,357)
Net increase	21,384,581	1,992,629
	Year Ended December 31,
Class R	2007	2006
Sales	3,500,524	2,674,747
Issued to shareholders electing to receive payments of distributions in Fund shares	102,612	70,975
Redemptions	(1,102,600)	(369,808)
Net increase	2,500,536	2,375,914

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Eaton Vance Large-Cap Value Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special
Investment Trust and Shareholders
of Eaton Vance Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Value Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), as of December 31, 2007, the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 21, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Value Fund as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

Eaton Vance Large-Cap Value Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. The Fund designates $105,246,050 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund designates $81,267,734 as a capital gain dividend.

Large-Cap Value Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.6%
Security	Shares	Value
Aerospace & Defense — 4.5%
General Dynamics Corp.	1,300,000	$115,687,000
Lockheed Martin Corp.	1,100,000	115,786,000
United Technologies Corp.	1,300,000	99,502,000
		$330,975,000
Auto Components — 1.0%
Johnson Controls, Inc.	2,000,000	$72,080,000
		$72,080,000
Capital Markets — 6.9%
Ameriprise Financial, Inc.	2,750,000	$151,552,500
Bank of New York Mellon Corp. (The)	2,000,000	97,520,000
Goldman Sachs Group, Inc.	600,000	129,030,000
Morgan Stanley(1)	2,500,000	132,775,000
		$510,877,500
Chemicals — 0.5%
Air Products and Chemicals, Inc.	400,000	$39,452,000
		$39,452,000
Commercial Banks — 2.4%
PNC Financial Services Group, Inc.	750,000	$49,237,500
U.S. Bancorp	1,250,000	39,675,000
Wells Fargo & Co.	3,050,000	92,079,500
		$180,992,000
Communications Equipment — 1.6%
Nokia Oyj ADR	3,000,000	$115,170,000
		$115,170,000
Computer Peripherals — 4.9%
Hewlett-Packard Co.	3,500,000	$176,680,000
International Business Machines Corp.	1,700,000	183,770,000
		$360,450,000
Diversified Financial Services — 3.9%
Bank of America Corp.	2,700,000	$111,402,000
JPMorgan Chase & Co.	4,000,000	174,600,000
		$286,002,000

Security	Shares	Value
Diversified Telecommunication Services — 4.9%
AT&T, Inc.	4,525,000	$188,059,000
Verizon Communications, Inc.	4,000,000	174,760,000
		$362,819,000
Electric Utilities — 2.0%
Edison International	2,750,000	$146,767,500
		$146,767,500
Energy Equipment & Services — 1.5%
Transocean, Inc.(2)	800,000	$114,520,000
		$114,520,000
Food & Staples Retailing — 3.8%
CVS Caremark Corp.	1,000,000	$39,750,000
Kroger Co. (The)	3,400,000	90,814,000
Safeway, Inc.	2,600,000	88,946,000
Wal-Mart Stores, Inc.	1,350,000	64,165,500
		$283,675,500
Food Products — 2.7%
Kraft Foods, Inc., Class A	1,250,000	$40,787,500
Nestle SA	350,000	160,716,602
		$201,504,102
Health Care Providers & Services — 0.9%
Aetna, Inc.	1,150,000	$66,389,500
		$66,389,500
Hotels, Restaurants & Leisure — 0.7%
McDonald's Corp.	900,000	$53,019,000
		$53,019,000
Household Products — 0.7%
Kimberly-Clark Corp.	775,000	$53,738,500
		$53,738,500
Independent Power Producers & Energy Traders — 3.2%
Mirant Corp.(1)(2)	2,875,000	$112,067,500
NRG Energy, Inc.(1)(2)	2,850,000	123,519,000
		$235,586,500

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Industrial Conglomerates — 1.0%
General Electric Co.	2,000,000	$74,140,000
		$74,140,000
Insurance — 9.7%
American International Group, Inc.	2,650,000	$154,495,000
Chubb Corp.	2,150,000	117,347,000
Hartford Financial Services Group, Inc. (The)	1,350,000	117,706,500
Lincoln National Corp.	1,200,000	69,864,000
Prudential Financial, Inc.	1,150,000	106,996,000
Travelers Cos., Inc. (The)	2,750,000	147,950,000
		$714,358,500
Machinery — 3.3%
Deere & Co.	1,550,000	$144,336,000
Eaton Corp.	1,000,000	96,950,000
		$241,286,000
Media — 2.9%
Time Warner, Inc.	8,500,000	$140,335,000
Walt Disney Co.	2,200,000	71,016,000
		$211,351,000
Metals & Mining — 3.7%
Alcoa, Inc.	1,400,000	$51,170,000
BHP Billiton, Ltd. ADR(1)	1,400,000	98,056,000
Freeport-McMoRan Copper & Gold, Inc., Class B	1,200,000	122,928,000
		$272,154,000
Multiline Retail — 0.5%
JC Penney Co., Inc.(1)	850,000	$37,391,500
		$37,391,500
Multi-Utilities — 1.5%
Public Service Enterprise Group, Inc.	1,125,000	$110,520,000
		$110,520,000
Oil, Gas & Consumable Fuels — 15.3%
Anadarko Petroleum Corp.	1,400,000	$91,966,000
Apache Corp.	1,000,000	107,540,000
Chevron Corp.	1,300,000	121,329,000
ConocoPhillips	1,850,000	163,355,000
Exxon Mobil Corp.	1,500,000	140,535,000

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Hess Corp.	1,600,000	$161,376,000
Occidental Petroleum Corp.	2,300,000	177,077,000
Valero Energy Corp.	1,350,000	94,540,500
XTO Energy, Inc.	1,450,000	74,472,000
		$1,132,190,500
Pharmaceuticals — 5.5%
Abbott Laboratories	1,150,000	$64,572,500
Johnson & Johnson	1,300,000	86,710,000
Pfizer, Inc.	6,400,000	145,472,000
Wyeth	2,550,000	112,684,500
		$409,439,000
Real Estate Investment Trusts (REITs) — 2.0%
AvalonBay Communities, Inc.(1)	600,000	$56,484,000
Boston Properties, Inc.(1)	400,000	36,724,000
Simon Property Group, Inc.(1)	600,000	52,116,000
		$145,324,000
Road & Rail — 1.9%
Burlington Northern Santa Fe Corp.	1,650,000	$137,329,500
		$137,329,500
Specialty Retail — 1.5%
Staples, Inc.	1,625,000	$37,488,750
TJX Companies, Inc. (The)	2,500,000	71,825,000
		$109,313,750
Textiles, Apparel & Luxury Goods — 0.7%
Nike, Inc., Class B	850,000	$54,604,000
		$54,604,000
Tobacco — 1.5%
Altria Group, Inc.	1,500,000	$113,370,000
		$113,370,000
Wireless Telecommunication Services — 0.5%
Vodafone Group PLC ADR	1,000,000	$37,320,000
		$37,320,000
Total Common Stocks (identified cost $6,078,893,773)		$7,214,109,852

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 8.5%
Description	Shares/ Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 4.99%(3)(4)	381,113	$381,112,629
Investment in Cash Management Portfolio, 4.58%(4)	$246,700	246,700,372
Total Short-Term Investments (identified cost $627,813,001)		$627,813,001
Total Investments — 106.1% (identified cost $6,706,706,774)		$7,841,922,853
Other Assets, Less Liabilities — (6.1)%		$(451,832,535)
Net Assets — 100.0%		$7,390,090,318

ADR - American Depository Receipt

(1)  All or a portion of this security was on loan at December 31, 2007.

(2)  Non-income producing security.

(3)  The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2007. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2007.

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Unaffiliated investments, at value including $370,484,824 of securities on loan (identified cost, $6,078,893,773)	$7,214,109,852
Affiliated investments, at value (identified cost, $627,813,001)	627,813,001
Cash	91,322
Foreign currency, at value (identified cost, $11,508,047)	11,570,531
Receivable for investments sold	75,725,261
Dividends and interest receivable	13,182,494
Interest receivable from affiliated investment	1,100,707
Securities lending income receivable	92,647
Tax reclaims receivable	640,859
Total assets	$7,944,326,674
Liabilities
Collateral for securities loaned	$381,112,629
Payable for investments purchased	169,187,043
Payable to affiliate for investment advisory fee	3,489,265
Payable to affiliate for Trustees' fees	8,872
Accrued expenses	438,547
Total liabilities	$554,236,356
Net Assets applicable to investors' interest in Portfolio	$7,390,090,318
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$6,254,820,357
Net unrealized appreciation (computed on the basis of identified cost)	1,135,269,961
Total	$7,390,090,318

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends (net of foreign taxes, $683,616)	$115,829,308
Securities lending income, net	779,735
Interest income allocated from affiliated investment	10,189,463
Expenses allocated from affiliated investment	(981,019)
Total investment income	$125,817,487
Expenses
Investment adviser fee	$33,680,748
Trustees' fees and expenses	36,262
Custodian fee	820,300
Legal and accounting services	100,031
Miscellaneous	99,424
Total expenses	$34,736,765
Deduct — Reduction of investment adviser fee	$33,846
Total expense reductions	$33,846
Net expenses	$34,702,919
Net investment income	$91,114,568
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(10,716,834)
Foreign currency transactions	(88,317)
Net realized loss	$(10,805,151)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$438,850,575
Foreign currency	68,243
Net change in unrealized appreciation (depreciation)	$438,918,818
Net realized and unrealized gain	$428,113,667
Net increase in net assets from operations	$519,228,235

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$91,114,568	$55,101,960
Net realized gain (loss) from investment and foreign currency transactions	(10,805,151)	129,453,547
Net change in unrealized appreciation (depreciation) of investments and foreign currency	438,918,818	384,524,809
Net increase in net assets from operations	$519,228,235	$569,080,316
Capital transactions — Contributions	$3,940,715,040	$2,264,662,939
Withdrawals	(1,346,700,912)	(647,685,973)
Net increase in net assets from capital transactions	$2,594,014,128	$1,616,976,966
Net increase in net assets	$3,113,242,363	$2,186,057,282
Net Assets
At beginning of year	$4,276,847,955	$2,090,790,673
At end of year	$7,390,090,318	$4,276,847,955

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2007	2006	2005	2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.62%†	0.63%†	0.65%†	0.66%†	0.69%
Expenses after custodian fee reduction	0.62%†	0.63%†	0.65%†	0.66%†	0.69%
Net investment income	1.59%	1.77%	1.59%	1.63%	1.68%
Portfolio Turnover	35%	52%	72%	56%	57%
Total Return	10.38%	19.26%	11.89%	16.16%	23.84%
Net assets, end of year (000's omitted)	$7,390,090	$4,276,848	$2,090,791	$1,078,030	$642,883

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Large-Cap Value Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to seek total return by, under normal circumstances, investing primarily in value stocks of large-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2007, the Eaton Vance Large-Cap Value Fund, Eaton Vance Balanced Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 98.3%, 1.2% and 0.04%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of

Large-Cap Value Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio's average daily net assets and is payable monthly. However, BMR has contractually agreed to reduce its advisory fee to 0.600% annually of the Portfolio's average daily net assets of $2 billion but less than $5 billion, 0.575% annually from $5 billion but less than $10 billion and at reduced rates as daily net assets exceed that level. This contractual reduction, which cannot be terminated or modified without Trustee and shareholder consent, was accepted by a vote of the Trustees on March 27, 2006. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended December 31, 2007, the Portfolio's advisory fee totaled $34,616,479 of which $935,731 was allocated from Cash Management and $33,680,748 was paid or accrued directly by the Portfolio. For the year ended December 31, 2007, the Portfolio's advisory fee, including the portion allocated from Cash

Large-Cap Value Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Management, was 0.60% of the Portfolio's average daily net assets. BMR has also agreed to reduce the investment advisory fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended December 31, 2007, BMR waived $33,846 of its advisory fee.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $4,525,293,879 and $1,938,019,707, respectively, for the year ended December 31, 2007.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$6,711,045,065
Gross unrealized appreciation	$1,230,095,042
Gross unrealized depreciation	(99,217,255)
Net unrealized appreciation	$1,130,877,787

The net unrealized depreciation on foreign currency at December 31, 2007 on a federal income tax basis was $8,602.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $7,943,883 for the year ended December 31, 2007. At December 31, 2007, the value of the securities loaned and the value of the collateral amounted to $370,484,824 and $381,112,629, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Large-Cap Value Portfolio as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Large-Cap Value Portfolio

We have audited the accompanying statement of assets and liabilities of Large-Cap Value Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the year then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. The statement of changes in net assets and supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated February 21, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Value Portfolio as of December 31, 2007, and the results of its operations, the changes in its net assets, and the supplementary data for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Large-Cap Value Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Large-Cap Value Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten- year periods ended September 30, 2006 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Large-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corporation, "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust and Portfolio.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director – Real Estate Equities and REIT Portfolio Manager of The Northwestern Mutual Life Insurance Company (1994-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Vice President of the Trust since 2006 and of the Portfolio since 1999	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously Manager of International Treasury of Cendent Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee since 2004. Previously Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 18 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of BMR, EVM and EVD. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVC, EVM, BMR, EVD and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell was Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

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Investment Adviser of Large-Cap Value Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Large-Cap Value Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Large-Cap Value Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

173-2/08  GNCSRC

Annual Report December 31, 2007

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•                  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•                  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•                  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•                  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Eaton Vance Real Estate Fund     as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.7%

Security	Shares	Value

Hotels, Resorts & Leisure — 5.7%
Marriott International, Inc., Class A	625	$21,362
Starwood Hotels & Resorts Worldwide, Inc.	260	11,448
		$32,810
Other — 2.2%
ProLogis European Properties	400	$5,825
Brookfield Properties Corp.	360	6,930
		$12,755
Real Estate Investment Trusts — 87.8%
Hotels & Resorts — 4.1%
Host Hotels & Resorts, Inc.	1,240	$21,130
LaSalle Hotel Properties	70	2,233
		$23,363
Industrial — 8.4%
AMB Property Corp.	370	$21,297
Eastgroup Properties, Inc.	160	6,696
ProLogis	320	20,282
		$48,275
Mall — 17.0%
General Growth Properties, Inc.	345	$14,207
Macerich Company (The)	255	18,120
Simon Property Group, Inc.	650	56,459
Taubman Centers, Inc.	185	9,100
		$97,886
Office — 23.8%
Alexandria Real Estate Equities, Inc.	140	$14,234
Boston Properties, Inc.	435	39,937
Douglas Emmett, Inc.	290	6,557
Duke Realty Corp.	320	8,346
Highwoods Properties, Inc.	170	4,995
Kilroy Realty Corp.	55	3,023
Liberty Property Trust, Inc.	205	5,906
SL Green Realty Corp.	120	11,215
Vornado Realty Trust	485	42,656
		$136,869
Residential —18.4%
American Campus Communities, Inc.	225	$6,041

See notes to financial statements

6

AvalonBay Communities, Inc.	410	38,597
BRE Properties, Inc.	155	6,282
Camden Property Trust	185	8,908
Equity Lifestyle Properties, Inc.	115	5,252
Equity Residential	735	26,805
Mid-America Apartment Communities, Inc.	175	7,481
Post Properties, Inc.	175	6,146
		$105,512
Shopping Center — 11.9%
Acadia Realty Trust	400	$10,244
Developers Diversified Realty Corp.	140	5,361
Equity One, Inc.	125	2,879
Federal Realty Investment Trust	230	18,894
Kimco Realty Corp.	280	10,192
Regency Centers Corp.	320	20,637
		$68,207
Storage — 4.2%
Public Storage, Inc.	290	$21,289
U-Store-It Trust	325	2,977
		$24,266
Total Real Estate Investment Trusts		$504,378

Total Common Stocks (identified cost $603,085)		$549,943

Closed-End Funds — 0.8%

Security	Shares	Value

DWS RREEF Real Estate Fund, Inc.	250	$4,408

Total Closed-End Funds (identified cost $4,876)		$4,408

Short-Term Investments — 6.7%

Description	Interest (000’s omitted)	Value

Investment in Cash Management Portfolio, 4.58% (1)	39	$38,715

Total Short-Term Investments (identified cost $38,715)		$38,715

Total Investments — 103.2% (identified cost $646,676)		$593,066

See notes to financial statements

7

Other Assets, Less Liabilities — (3.2)%	$(18,170)

Net Assets — 100.0%	$574,896

(1) Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2007.

See notes to financial statements

8

Eaton Vance Real Estate Fund     as of December 31, 2007

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
As of December 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $607,961)	$554,351
Affiliated investment, at value (identified cost, $38,715)	38,715
Receivable from the administrator	5,176
Dividends and interest receivable	6,129
Interest receivable from affiliated investment	33
Prepaid expenses	1,250
Total assets	$605,654

Liabilities
Payable to affiliate for investment advisory fee	$322
Payable to affiliate for administration fee	75
Accrued expenses	30,361
Total liabilities	$30,758
Net assets	$574,896

Sources of Net Assets
Paid-in capital	$629,050
Distributions in excess of net realized gain (computed on the basis of identified cost)	(619)
Accumulated undistributed net investment income	75
Net unrealized depreciation (computed on the basis of identified cost)	(53,610)
Total	$574,896

Class I Shares
Net Assets	$574,896
Shares Outstanding	62,657
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.18

See notes to financial statements

9

Eaton Vance Real Estate Fund     as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Operations
For the Year Ended December 31, 2007

Investment Income
Dividends (net of foreign taxes, $18)	$13,369
Interest	10
Interest income allocated from affiliated investment	617
Expenses allocated from affiliated investment	(58)
Total investment income	$13,938

Expenses
Investment adviser fee	$4,095
Administration fee	958
Legal and accounting services	28,059
Custodian fee	6,759
Registration fees	1,264
Transfer and dividend disbursing agent fees	295
Printing and postage	290
Miscellaneous	3,376
Total expenses	$45,096
Deduct —
Reimbursement of expenses by the administrator	$37,837
Total expense reductions	$37,837

Net expenses	$7,259

Net investment income	$6,679

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$26,168
Capital gain distributions received	7,806
Foreign currency transactions	(13)
Net realized gain	$33,961
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(155,251)
Net change in unrealized appreciation (depreciation)	$(155,251)

Net realized and unrealized loss	$(121,290)

Net decrease in net assets from operations	$(114,611)

See notes to financial statements

10

Eaton Vance Real Estate Fund     as of December 31, 2007

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Period Ended December 31, 2006 (1)
From operations —
Net investment income	$6,679	$4,755
Net realized gain from investment and foreign currency transactions, and capital gain distributions received	33,961	15,181
Net change in unrealized appreciation (depreciation) of investments	(155,251)	101,641
Net increase (decrease) in net assets from operations	$(114,611)	$121,577

Distributions to shareholders —
From net investment income	$(6,591)	$(4,755)
From net realized gain	(37,724)	(12,050)
Tax return of capital	(3,396)	—
Total distributions to shareholders	$(47,711)	$(16,805)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$57,500	$510,000
Net asset value of shares issued to shareholders in payment of distributions declared	48,141	16,805
Net increase in net assets from Fund share transactions	$105,641	$526,805
Net increase (decrease) in net assets	$(56,681)	$631,577

Net Assets
At beginning of period	$631,577	$—
At end of period	$574,896	$631,577

Accumulated undistributed net investment income included in net assets
At end of period	$75	$—

(1) For the period from the start of business, April 28, 2006, to December 31, 2006.

See notes to financial statements

11

Eaton Vance Real Estate Fund     as of December 31, 2007

FINANCIAL STATEMENTS

Financial Highlights

	Class I
	Year Ended December 31, 2007(2)	Period Ended December 31, 2006 (1)(2)
Net asset value — Beginning of period	$12.050	$10.000

Income (loss) from operations
Net investment income	$0.122	$0.093
Net realized and unrealized gain (loss)	(2.164)	2.287
Total income (loss) from operations	$(2.042)	$2.380

Less distributions
From net investment income	$(0.113)	$(0.093)
From net realized gain	(0.656)	(0.237)
Tax return of capital	(0.059)	—
Total distributions	$(0.828)	$(0.330)

Net asset value — End of period	$9.180	$12.050

Total Return(3)	(17.33)%	23.80	%(4)(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$575	$632
Ratios (As a percentage of average daily net assets):
Expenses (7)	1.15%	1.15	%(6)
Net investment income	1.05%	1.24	%(6)
Portfolio Turnover	39%	21%

(1)	For the period from the start of business, April 28, 2006, to December 31, 2006.
(2)	Net investment income per share was computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)

During the period from the start of business, April 28, 2006, to December 31, 2006, the investment adviser reimbursed the Fund for expenses and unrealized losses attributable to an unauthorized sale of Fund shares. The reimbursement equaled approximately $0.010 per share and increased Class I’s total return by approximately 0.10% for the period from the start of business, April 28, 2006, to December 31, 2006.

(5)	Not annualized.
(6)	Annualized.
(7)

The administrator subsidized certain operating expenses (equal to 5.92% and 5.64% of average daily net assets for the year ended December 31, 2007 and for the period from the start of business, April 28, 2006, to December 31, 2006, respectively). Absent this subsidy, total return would be lower.

See notes to financial statements

12

Eaton Vance Real Estate Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Eaton Vance Real Estate Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund seeks total return through a combination of capital appreciation and current income. The Fund currently offers one class of shares, Class I shares, which are offered at net asset value and are not subject to a sales charge.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are

13

Eaton Vance Real Estate Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes”. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business, April 28, 2006, to December 31, 2007 remains subject to examination by the Internal Revenue Service.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of substantially all of the distributions it receives from its investments in real estate investment trusts (REITs),

14

Eaton Vance Real Estate Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

less expenses, as well as income from other investments. Such distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT shares and other investments. Distributions of these gains, if any, will be made annually (reduced by available capital loss carryforwards from prior years, if any). In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended December 31, 2007 and the period ended December 31, 2006 was as follows:

	Year ended December 31, 2007	Period ended December 31, 2006 (1)
Distributions declared from:

Ordinary income	$26,541	$15,548
Long-term capital gains	$17,774	$1,257
Tax return of capital	$3,396	—

(1) For the period from the start of business, April 28, 2006, to December 31, 2006.

During the year ended December 31, 2007, distributions in excess of net realized gain was decreased by $13 and accumulated undistributed net investment income was decreased by $13 due to differences between book and tax accounting, primarily for foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Unrealized depreciation	$(54,154)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences in book and tax policies for partnership allocations.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets and is payable monthly. The portion of the advisory fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s advisory fee. For the year ended December 31, 2007, the Fund’s advisory fee totaled $4,151 of which $56 was allocated from Cash Management and

15

Eaton Vance Real Estate Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

$4,095 was paid or accrued directly by the Fund. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2007, the administration fee amounted to $958. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual fund operating expenses exceed 1.15% of average daily net assets for Class I shares. This agreement may be changed or terminated after April 30, 2008. Pursuant to this agreement, EVM reimbursed $37,837 of the Fund’s operating expenses for the year ended December 31, 2007. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $7 in sub-transfer agent fees.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $315,051 and $243,965, respectively, for the year ended December 31, 2007.

5 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class I	Year Ended December 31, 2007	Period Ended December 31, 2006(1)

Sales	5,371	51,000

Issued to shareholders electing to receive payments of distributions in Fund shares	4,891	1,395

Net increase	10,262	52,395

(1) For the period from the start of the business, April 28, 2006, to December 31, 2006.

At December 31, 2007, EVM owned 89% of the outstanding shares of the Fund.

16

Eaton Vance Real Estate Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$647,220
Gross unrealized appreciation	$7,650
Gross unrealized depreciation	(61,804)
Net unrealized depreciation	$(54,154)

7 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any borrowings or allocated fees for the year ended December 31, 2007.

8 Concentration of Credit Risk

In accordance with the Fund’s strategy, under normal market conditions, the Fund’s investments are concentrated in equity securities issued by real estate companies such as REITs and other real estate related investment instruments. There are certain additional risks involved in investing in REITs. The value of the Fund’s shares may fluctuate more than the shares of a fund not concentrated in real estate industries due to, but not limited to, economic conditions, real estate values and rental income, property taxes, interest rates and tax and regulatory requirements.

9 Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”. FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

17

Eaton Vance Real Estate Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Real Estate Fund (the “Fund”) (one of the series of Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from the start of business, April 28, 2006, to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Real Estate Fund as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from the start of business, April 28, 2006, to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

18

Eaton Vance Real Estate Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in February 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and capital gains dividends.

Qualified Dividend Income. The Fund designates $300 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gain Dividends. The Fund designates $17,774 as a capital gain dividend.

19

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•                             An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•                             An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•                             An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•                             Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•                             Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•                             Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•                             Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•                             Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•                             Data relating to portfolio turnover rates of each fund;

•                             The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•                             Reports detailing the financial results and condition of each adviser;

•                             Descriptions of the qualifications, education and experience of the individual investment

20

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•                             Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•                             Copies of or descriptions of each adviser’s proxy voting policies and procedures;

•                             Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•                             Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•                             Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•                             Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•                             The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including

21

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Real Estate Fund (the “Fund”), and Eaton Vance Management (“EVM” or the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with EVM for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by EVM.

The Board considered EVM’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board specifically noted EVM’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of EVM and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of EVM and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by EVM, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (April 2006) through September 30, 2006. In light of the brief operating history of the Fund, the Board concluded that it would be appropriate to allow additional time to evaluate the Fund’s performance.

22

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the period from inception through September 30, 2006.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by EVM, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by EVM and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by EVM and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by EVM and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to EVM as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by EVM and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which EVM and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of EVM and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by EVM and its affiliates and the Fund.

23

Eaton Vance Real Estate Fund

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust.	175	Director of EVC

24

Eaton Vance Real Estate Fund

Management and Organization CONT’D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (1)	Other Directorships Held
Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Since 1989	President, Chief Executive Officer and Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003).	177	None

25

Eaton Vance Real Estate Fund

Management and Organization CONT’D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (1)	Other Directorships Held
Noninterested Trustee(s)

President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986- 2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

26

Eaton Vance Real Estate Fund

Management and Organization CONT’D

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael A. Allison 10/26/64	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President	Since 2006

Vice President of EVM and BMR since January, 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006

Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendent Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

27

Eaton Vance Real Estate Fund

Management and Organization CONT’D

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007

Vice President and Chief Legal Officer of EVC, EVM, BMR, EVD and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)   Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

28

Investment Adviser of Eaton Vance Real Estate Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Real Estate Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Real Estate Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

Annual Report December 31, 2007

EATON VANCE

SMALL-CAP

GROWTH

FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Small-Cap Growth Fund as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Nancy B. Tooke, CFA
Portfolio Manager

Economic and Market Conditions

• Broad equity markets finished the year ended December 31, 2007, with respectable gains, despite increased volatility and ongoing concerns regarding the credit and housing markets. Global equities were booming early in 2007 as strong momentum continued from the previous year, but global markets encountered a turbulent second half of the year. Troubles with subprime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in the equity and fixed income markets continued through year end.

• For the year ended December 31, 2007, seven of the ten major sectors within the S&P SmallCap 600 Index registered positive returns. Energy, health care, materials and industrials were the top-performing Index sectors during the year, while the financials, consumer discretionary and telecom sectors produced the weakest performance. Market-leading industries of 2007 included energy equipment and services, aerospace, metals and mining and biotech. In contrast, areas such as thrifts and mortgage finance, retailers, household products, real estate management and development, and consumer finance industries all realized negative returns for the year. On average during the course of the year, large-capitalization stocks outperformed small-capitalization stocks and growth-style investments outperformed value-style investments.(2)

Management Discussion

• The Fund invests its assets in Small-Cap Growth Portfolio (the “Portfolio”), a separate registered investment company with the same objectives and investment policies as the Fund.

• During the fiscal year ended December 31, 2007, all of the Fund’s share classes outperformed the average return of the funds in their peer group, as well as their benchmark indices, by a significant margin. The Portfolio was underweighted in the consumer discretionary sector, as hard-pressed consumers were pinched by rising energy costs and declining home values. However, stock selection in areas such as for-profit education boosted relative performance. The companies experienced a large increase in enrollments for post secondary education programs, including increasing revenues from on-line programs.

• An investment in a European operator of television stations was also additive. The company saw strong growth in advertising revenues in Ukraine and the Czech Republic. Stock selection in the consumer staples sector also helped performance. A maker of household and personal care products fared well, having successfully cut costs to offset price hikes in inputs such as chemicals, paper and energy.

• The Portfolio benefited from an overweighting and stock selection in the energy sector. Investments in independent oil and gas exploration companies fared well, as the companies reported record production in a period of surging oil prices.

• In the energy services area, investments in drilling contractors, equipment manufacturers and providers

Eaton Vance Small-Cap Growth Fund

Total Return Performance 12/31/06 – 12/31/07

Class A(1)	20.09%
Class B(1)	19.18
Class C(1)	19.22
S&P SmallCap 600 Index(2)	-0.30
Russell 2000 Growth Index(2)	7.05
Lipper Small Cap Growth Funds Average(2)	8.70

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent a waiver and reimbursement of certain expenses by the administrator, the returns would have been lower.

(2) It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

of transportation services performed well amid increasing exploration activity. In the materials sector, a large fertilizer manufacturer benefited from rising commodity prices. Increased ethanol production added significantly to demand for corn.

• Some of the Portfolio’s industrial sector stocks contributed positively to performance. An engineering and construction company won new awards to supply utility plants with environment-friendly generating equipment. An aerospace company benefited from strong demand for parts and services from the commercial aviation industry. A manufacturer of wheels and tires for large construction and earth-moving vehicles saw increasing sales to the agricultural sector.

• The Portfolio was underweighted in the troubled financial sector, a posture that helped performance.However, some of the Portfolio’s weaker performers were, nonetheless, financial stocks. The contagion from the subprime crisis drove commercial banks, insurance companies and investment banks lower, including even those with continuing loan growth and good asset quality. The information technology sector turned in a mixed performance. Makers of electronics equipment for defense and other specialty applications did well. However, some software companies performed poorly, as the gloom within the financial sector created uncertainty regarding the outlook for near-term IT spending.

Portfolio Composition

Top Ten Equity Holdings(1)

By net assets

Foster Wheeler, Ltd.	3.1%
Terra Industries, Inc.	2.6
Denbury Resources, Inc.	2.3
FTI Consulting, Inc.	2.1
Range Resources Corp.	1.9
Central European Media Enterprises, Ltd. Class A	1.8
FLIR Systems, Inc.	1.8
Willbros Group, Inc.	1.8
Quicksilver Resources, Inc.	1.8
AAR Corp.	1.8

(1) Top Ten Equity Holdings represented 21.0% of Portfolio’s net assets as of 12/31/07.

Common Stock Investments by Sector(2)

By net assets

(2) As a percentage of Portfolio net assets as of 12/31/07.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Portfolio’s future investments and may change due to active management.

2

Eaton Vance Small-Cap Growth Fund as of December 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of 600 small-capitalization stocks trading in the U.S., and the Russell 2000 Growth Index, an unmanaged market capitalization index of 2,000 small company stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P SmallCap 600 Index and the Russell 2000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Share Class Symbol	ETEGX	EBSMX	ECSMX
Average Annual Total Returns (at net asset value)
One Year	20.09%	19.18%	19.22%
Five Years	14.59	13.73	13.73
Ten Years	9.38	N.A.	N.A.
Life of Fund†	10.25	7.24	6.71

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	13.16%	14.18%	18.22%
Five Years	13.24	13.49	13.73
Ten Years	8.74	N.A.	N.A.
Life of Fund†	9.66	7.11	6.71

†Inception dates: Class A: 1/2/97; Class B: 5/7/02; Class C: 5/3/02

(1) Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent a waiver and reimbursement of certain expenses by the administrator, the returns would have been lower.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C

Gross Expense Ratio	2.69%	3.44%	3.44%
Net Expense Ratio	1.80	2.55	2.55

(2) Source: Prospectus dated 5/1/07. Net Expense Ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, the returns would have been lower.

*	Source: Thomson Financial. Class A of the Fund commenced investment operations on 1/2/97.

A $10,000 hypothetical investment at net asset value in the Fund’s Class B shares on 5/7/02 and the Fund’s Class C shares on 5/3/02 would have been valued at $14,850 ($14,749 after the deduction of the applicable CDSC) and $14,449, respectively, on 12/31/07. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Small-Cap Growth Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Small-Cap Growth Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual
Class A	$1,000.00	$1,011.70	$9.13	**
Class B	$1,000.00	$1,008.10	$12.91	**
Class C	$1,000.00	$1,007.60	$12.90	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.10	$9.15	**
Class B	$1,000.00	$1,012.40	$12.93	**
Class C	$1,000.00	$1,012.40	$12.93	**

* Expenses are equal to the Fund's annualized expense ratio of 1.80% for Class A shares, 2.55% for Class B shares, and 2.55% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. The Example reflects the expenses of both the Fund and Portfolio.

** Absent a waiver and/or reimbursement of certain expenses by the administrator, the expenses would be higher.

4

Eaton Vance Small-Cap Growth Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investment in Small-Cap Growth Portfolio, at value (identified cost, $16,280,909)	$19,493,920
Receivable for Fund shares sold	95,611
Receivable from the administrator	4,046
Total assets	$19,593,577
Liabilities
Payable for Fund shares redeemed	$2,963
Payable to affiliate for distribution and service fees	14,851
Accrued expenses	40,719
Total liabilities	$58,533
Net Assets	$19,535,044
Sources of Net Assets
Paid-in capital	$15,727,802
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	583,511
Accumulated undistributed net investment income	10,720
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	3,213,011
Total	$19,535,044
Class A Shares
Net Assets	$13,008,260
Shares Outstanding	914,158
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.23
Maximum Offering Price Per Share (100 ÷ 94.25 of $14.23)	$15.10
Class B Shares
Net Assets	$3,134,793
Shares Outstanding	218,028
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$14.38
Class C Shares
Net Assets	$3,391,991
Shares Outstanding	242,649
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$13.98
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Interest allocated from Portfolio	$69,493
Dividends allocated from Portfolio (net of foreign taxes, $1,038)	47,255
Expenses allocated from Portfolio	(158,850)
Net investment loss from Portfolio	$(42,102)
Expenses
Administration fee	$24,580
Trustees' fees and expenses	142
Distribution and service fees Class A	26,571
Class B	29,623
Class C	27,956
Registration fees	41,261
Transfer and dividend disbursing agent fees	35,170
Legal and accounting services	26,634
Custodian fee	16,710
Printing and postage	11,890
Miscellaneous	6,837
Total expenses	$247,374
Deduct — Waiver and reimbursment of expenses by the administrator	$60,064
Total expense reductions	$60,064
Net expenses	$187,310
Net investment loss	$(229,412)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,440,771
Foreign currency transactions	(308)
Net realized gain	$1,440,463
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,357,422
Foreign currency	56
Net change in unrealized appreciation (depreciation)	$1,357,478
Net realized and unrealized gain	$2,797,941
Net increase in net assets from operations	$2,568,529

See notes to financial statements
5

Eaton Vance Small-Cap Growth Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment loss	$(229,412)	$(184,536)
Net realized gain from investment and foreign currency transactions	1,440,463	2,063,015
Net change in unrealized appreciation (depreciation) from investments and foreign currency	1,357,478	(187,635)
Net increase in net assets from operations	$2,568,529	$1,690,844
Distributions to shareholders — From net realized gain Class A	$(421,939)	$—
Class B	(101,255)	—
Class C	(107,815)	—
Total distributions to shareholders	$(631,009)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$6,472,271	$2,025,827
Class B	863,151	837,447
Class C	1,562,202	420,195
Net asset value of shares issued to shareholders in payment of distributions declared Class A	369,829	—
Class B	88,694	—
Class C	99,282	—
Cost of shares redeemed Class A	(2,809,123)	(3,078,025)
Class B	(578,222)	(1,050,992)
Class C	(687,682)	(526,428)
Net asset value of shares exchanged Class A	76,287	63,242
Class B	(76,287)	(63,242)
Net increase (decrease) in net assets from Fund share transactions	$5,380,402	$(1,371,976)
Net increase in net assets	$7,317,922	$318,868
Net Assets
At beginning of year	$12,217,122	$11,898,254
At end of year	$19,535,044	$12,217,122
Accumulated undistributed net investment income included in net assets
At end of year	$10,720	$—

See notes to financial statements
6

Eaton Vance Small-Cap Growth Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2007(1)	2006(1)	2005(1)	2004(1)		2003(1)
Net asset value — Beginning of year	$12.240	$10.620	$10.010	$9.680		$7.440
Income (loss) from operations
Net investment loss	$(0.158)	$(0.138)	$(0.143)	$(0.160)		$(0.148)
Net realized and unrealized gain	2.627	1.758	0.753	0.490		2.388
Total income from operations	$2.469	$1.620	$0.610	$0.330		$2.240
Less distributions
From net realized gain	$(0.479)	$—	$—	$—		$—
Total distributions	$(0.479)	$—	$—	$—		$—
Net asset value — End of year	$14.230	$12.240	$10.620	$10.010		$9.680
Total Return(2)	20.09%	15.25%	6.11%	3.36	%(3)	30.20%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$13,008	$7,636	$7,508	$9,418		$11,103
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.85%	2.00%	2.00%	2.00%		2.00%
Expenses after custodian fee reduction(4)(5)	1.85%	2.00%	2.00%	2.00%		2.00%
Net investment loss	(1.13)%	(1.20)%	(1.45)%	(1.72)%		(1.78)%
Portfolio Turnover of the Portfolio	75%	103%	218%	276%		308%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The net increase from gains through the Fund's investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser of the Portfolio voluntarily waived a portion of its investment advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.37%, 0.69%, 0.69%, 0.49% and 0.81% of average daily net assets for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively).

See notes to financial statements
7

Eaton Vance Small-Cap Growth Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2007(1)	2006(1)	2005(1)	2004(1)		2003(1)
Net asset value — Beginning of year	$12.460	$10.890	$10.340	$10.080		$7.800
Income (loss) from operations
Net investment loss	$(0.266)	$(0.230)	$(0.223)	$(0.239)		$(0.231)
Net realized and unrealized gain	2.665	1.800	0.773	0.499		2.511
Total income from operations	$2.399	$1.570	$0.550	$0.260		$2.280
Less distributions
From net realized gain	$(0.479)	$—	$—	$—		$—
Total distributions	$(0.479)	$—	$—	$—		$—
Net asset value — End of year	$14.380	$12.460	$10.890	$10.340		$10.080
Total Return(2)	19.18%	14.42%	5.32%	2.58	%(3)	29.23%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$3,135	$2,465	$2,440	$2,458		$2,439
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.60%	2.75%	2.75%	2.75%		2.75%
Expenses after custodian fee reduction(4)(5)	2.60%	2.75%	2.75%	2.75%		2.75%
Net investment loss	(1.89)%	(1.96)%	(2.20)%	(2.47)%		(2.54)%
Portfolio Turnover of the Portfolio	75%	103%	218%	276%		308%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The net increase from gains through the Fund's investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser of the Portfolio voluntarily waived a portion of its investment advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.37%, 0.69%, 0.69%, 0.49% and 0.79% of average daily net assets for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively).

See notes to financial statements
8

Eaton Vance Small-Cap Growth Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2007(1)	2006(1)	2005(1)	2004(1)		2003(1)
Net asset value — Beginning of year	$12.120	$10.600	$10.060	$9.800		$7.590
Income (loss) from operations
Net investment loss	$(0.258)	$(0.223)	$(0.218)	$(0.232)		$(0.218)
Net realized and unrealized gain	2.597	1.743	0.758	0.492		2.428
Total income from operations	$2.339	$1.520	$0.540	$0.260		$2.210
Less distributions
From net realized gain	$(0.479)	$—	$—	$—		$—
Total distributions	$(0.479)	$—	$—	$—		$—
Net asset value — End of period	$13.980	$12.120	$10.600	$10.060		$9.800
Total Return(2)	19.22%	14.34%	5.37%	2.65	%(3)	29.12%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$3,392	$2,116	$1,950	$2,353		$2,238
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.60%	2.75%	2.75%	2.75%		2.75%
Expenses after custodian fee reduction(4)(5)	2.60%	2.75%	2.75%	2.75%		2.75%
Net investment loss	(1.89)%	(1.95)%	(2.20)%	(2.47)%		(2.53)%
Portfolio Turnover of the Portfolio	75%	103%	218%	276%		308%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The net increase from gains through the Fund's investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser of the Portfolio voluntarily waived a portion of its investment advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.37%, 0.69%, 0.69%, 0.49% and 0.80% of average daily net assets for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively).

See notes to financial statements
9

Eaton Vance Small-Cap Growth Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Small-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Small-Cap Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (50.4% at December 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. During the year ended December 31, 2007, a capital loss carryforward of $212,861 was utilized to offset net realized gains.

At December 31, 2007, the Fund had net capital losses of $455,118 and $197 attributable to security transactions and foreign currency transactions, respectively, incurred after October 31, 2007. These net capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2008.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

10

Eaton Vance Small-Cap Growth Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Long-term capital gains	$631,009	—

During the year ended December 31, 2007, accumulated undistributed net realized gain was increased by $310, accumulated net investment loss was decreased by $240,132, and paid-in capital was decreased by $240,442 due to differences between book and tax accounting, primarily for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term gain	$1,068,176
Post-October capital and currency losses	$(455,315)
Net unrealized appreciation	$3,194,381

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, post-October losses and differences in book and tax policies for partnership allocations.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended December 31, 2007, the administration fee amounted to $24,580, all of which was waived. For the period January 1, 2007 to April 22, 2007, EVM agreed to reimburse the Fund's expenses to the extent that total annual Fund operating expenses of Class A, Class B and Class C exceeded 2.00%, 2.75% and 2.75%, respectively, of the average daily net assets of the respective class. Effective April 23, 2007, EVM has agreed to reimburse the Fund's expenses to the extent that total annual Fund operating expenses of Class A, Class B and Class C exceed 1.80%, 2.55% and 2.55%, respectively, of the average daily net assets of the respective class. This expense reimbursement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM reimbursed $35,484 of the Fund's operating expenses for the year ended December 31, 2007. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $2,638 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $11,446 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C Shares (see Note 4) and contingent deferred sales charges (see Note 5).

11

Eaton Vance Small-Cap Growth Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2007 amounted to $26,571 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2007, the Fund paid or accrued to EVD $22,217 and $20,967 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $90,000 and $217,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2007 amounted to $7,406 and $6,989 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2007, the Fund was informed that EVD received approximately $8,000 and $1,000 of CDSCs paid by Class B and Class C shareholders, respectively and that EVD did not receive any CDSCs from Class A shareholders.

6  Investment Transactions

For the year ended December 31, 2007, increases and decreases in the Fund's investment in the Portfolio aggregated $8,857,319 and $4,284,618, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2007	2006
Sales	462,308	177,032
Issued to shareholders electing to receive payments of distributions in Fund shares	25,470	—
Redemptions	(202,773)	(265,402)
Exchange from Class B shares	5,424	5,436
Net increase (decrease)	290,429	(82,934)

12

Eaton Vance Small-Cap Growth Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended December 31,
Class B	2007	2006
Sales	60,445	70,429
Issued to shareholders electing to receive payments of distributions in Fund shares	6,046	—
Redemptions	(41,021)	(91,178)
Exchange to Class A shares	(5,356)	(5,315)
Net increase (decrease)	20,114	(26,064)
	Year Ended December 31,
Class C	2007	2006
Sales	111,668	36,746
Issued to shareholders electing to receive payments of distributions in Fund shares	6,957	—
Redemptions	(50,462)	(46,243)
Net increase (decrease)	68,163	(9,497)

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

13

Eaton Vance Small-Cap Growth Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special
Investment Trust and Shareholders of
Eaton Vance Small-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Growth Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 21, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Growth Fund as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

14

Eaton Vance Small-Cap Growth Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of capital gains dividends.

Capital Gains Dividends. The Fund designates $631,009 as a capital gain dividend.

15

Small-Cap Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 92.5%
Security	Shares	Value
Aerospace & Defense — 4.9%
AAR Corp.(1)	17,830	$678,075
Alliant Techsystems, Inc.(1)	5,400	614,304
Ceradyne, Inc.(1)	12,635	592,960
		$1,885,339
Auto Components — 0.4%
Noble International, Ltd.	8,360	$136,352
		$136,352
Biotechnology — 1.6%
Martek Biosciences Corp.(1)	21,120	$624,730
		$624,730
Capital Markets — 1.4%
Affiliated Managers Group, Inc.(1)	4,620	$542,665
		$542,665
Chemicals — 3.7%
International Flavors & Fragrances, Inc.	8,890	$427,876
Terra Industries, Inc.(1)	20,985	1,002,244
		$1,430,120
Commercial Banks — 0.8%
East-West Bancorp, Inc.	12,030	$291,487
		$291,487
Commercial Services & Supplies — 3.8%
Clean Harbors, Inc.(1)	3,550	$183,535
Courier Corp.	13,990	461,810
FTI Consulting, Inc.(1)	13,470	830,291
		$1,475,636
Communications Equipment — 1.3%
Harris Stratex Networks, Inc., Class A(1)	30,223	$504,724
		$504,724

Security	Shares	Value
Computer Peripherals — 1.6%
Brocade Communications Systems, Inc.(1)	70,990	$521,067
Stratasys, Inc.(1)	3,790	97,934
		$619,001
Construction & Engineering — 4.4%
Foster Wheeler, Ltd.(1)	7,750	$1,201,405
Granite Construction, Inc.	13,890	502,540
		$1,703,945
Distributors — 1.4%
LKQ Corp.(1)	26,300	$552,826
		$552,826
Diversified Consumer Services — 0.9%
DeVry, Inc.	7,030	$365,279
		$365,279
Electronic Equipment & Instruments — 3.5%
Daktronics, Inc.	21,115	$476,565
FLIR Systems, Inc.(1)	22,140	692,982
Zygo Corp.(1)	14,840	184,906
		$1,354,453
Energy Equipment & Services — 5.8%
Hornbeck Offshore Services, Inc.(1)	6,525	$293,299
ION Geophysical Corp.(1)	39,500	623,310
NATCO Group, Inc., Class A(1)	11,640	630,306
Willbros Group, Inc.(1)	17,971	688,110
		$2,235,025
Health Care Equipment & Supplies — 7.5%
Cooper Cos., Inc. (The)	10,446	$396,948
IDEXX Laboratories, Inc.(1)	4,640	272,043
Immucor, Inc.(1)	5,690	193,403
ResMed, Inc.(1)	4,080	214,322
Sirona Dental Systems, Inc.(1)	17,710	592,931
West Pharmaceutical Services, Inc.	14,565	591,193
Wright Medical Group, Inc.(1)	22,480	655,742
		$2,916,582

See notes to financial statements
16

Small-Cap Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Providers & Services — 2.8%
Healthways, Inc.(1)	5,020	$293,369
MWI Veterinary Supply, Inc.(1)	9,740	389,600
VCA Antech, Inc.(1)	8,660	383,032
		$1,066,001
Household Durables — 2.1%
Jarden Corp.(1)	10,130	$239,169
Universal Electronics, Inc.(1)	16,710	558,782
		$797,951
Household Products — 1.6%
Church & Dwight Co., Inc.	11,295	$610,721
		$610,721
Insurance — 2.7%
Philadelphia Consolidated Holding Corp.(1)	13,730	$540,275
Protective Life Corp.	12,280	503,726
		$1,044,001
Internet Software & Services — 0.9%
Ariba, Inc.(1)	30,320	$338,068
		$338,068
IT Services — 1.5%
Euronet Worldwide, Inc.(1)	19,340	$580,200
		$580,200
Life Sciences Tools & Services — 1.4%
Bruker BioSciences Corp.(1)	39,800	$529,340
		$529,340
Machinery — 5.0%
Bucyrus International, Inc., Class A	2,970	$295,188
Kadant, Inc.(1)	19,080	566,104
Oshkosh Truck Corp.	10,000	472,600
Titan International, Inc.	19,040	595,190
		$1,929,082

Security	Shares	Value
Media — 1.8%
Central European Media Enterprises, Ltd., Class A(1)	6,100	$707,478
		$707,478
Metals & Mining — 5.7%
Aber Diamond Corp.	14,990	$492,857
Cleveland-Cliffs, Inc.	5,930	597,744
IAMGOLD Corp.	35,130	284,553
RTI International Metals, Inc.(1)	7,520	518,354
Yamana Gold, Inc.	25,054	324,199
		$2,217,707
Multiline Retail — 0.2%
Big Lots, Inc.(1)	5,860	$93,701
		$93,701
Oil, Gas & Consumable Fuels — 11.2%
Denbury Resources, Inc.(1)	29,600	$880,600
Forest Oil Corp.(1)	13,250	673,630
Goodrich Petroleum Corp.(1)	15,790	357,170
Petrohawk Energy Corp.(1)	34,580	598,580
Quicksilver Resources, Inc.(1)	11,540	687,669
Range Resources Corp.	14,200	729,312
St. Mary Land & Exploration Co.	10,100	389,961
		$4,316,922
Personal Products — 1.5%
Herbalife, Ltd.	14,700	$592,116
		$592,116
Road & Rail — 1.7%
Kansas City Southern(1)	13,850	$475,470
Landstar System, Inc.	4,540	191,361
		$666,831
Semiconductors & Semiconductor Equipment — 4.5%
Advanced Energy Industries, Inc.(1)	39,330	$514,436
Intersil Corp., Class A	23,330	571,118
Verigy, Ltd.(1)	24,570	667,567
		$1,753,121

See notes to financial statements
17

Small-Cap Growth Portfolio as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Software — 4.1%
Mentor Graphics Corp.(1)	38,330	$413,197
Parametric Technology Corp.(1)	31,525	562,721
Sybase, Inc.(1)	22,700	592,243
		$1,568,161
Trading Companies & Distributors — 0.8%
GATX Corp.	8,300	$304,444
		$304,444
Total Common Stocks (identified cost $29,002,869)		$35,754,009
Short-Term Investments — 7.6%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.58%(2)	2,950	$2,950,420
Total Short-Term Investments (identified cost $2,950,420)		$2,950,420
Total Investments — 100.1% (identified cost $31,953,289)		$38,704,429
Other Assets, Less Liabilities — (0.1)%		$(47,155)
Net Assets — 100.0%		$38,657,274

(1)  Non-income producing security.

(2)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2007.

See notes to financial statements
18

Small-Cap Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $29,002,869)	$35,754,009
Affiliated investment, at value (identified cost, $2,950,420)	2,950,420
Dividends receivable	10,110
Interest receivable from affiliated investment	11,261
Total assets	$38,725,800
Liabilities
Payable to affiliate for investment advisory fee	$22,406
Accrued expenses	46,120
Total liabilities	$68,526
Net Assets applicable to investors' interest in Portfolio	$38,657,274
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$31,906,134
Net unrealized appreciation (computed on the basis of identified cost)	6,751,140
Total	$38,657,274

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Interest income allocated from affiliated investment	$140,629
Dividends (net of foreign taxes, $2,088)	95,879
Interest	67
Expenses allocated from affliated investment	(13,389)
Total investment income	$223,186
Expenses
Investment adviser fee	$235,896
Trustees' fees and expenses	658
Custodian fee	36,925
Legal and accounting services	35,324
Miscellaneous	714
Total expenses	$309,517
Deduct — Reduction of custodian fee	$1
Total expense reductions	$1
Net expenses	$309,516
Net investment loss	$(86,330)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$3,189,672
Foreign currency transactions	(500)
Net realized gain	$3,189,172
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$2,762,754
Foreign currency	5
Net change in unrealized appreciation (depreciation)	$2,762,759
Net realized and unrealized gain	$5,951,931
Net increase in net assets from operations	$5,865,601

See notes to financial statements
19

Small-Cap Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment loss	$(86,330)	$(77,601)
Net realized gain from investment and foreign currency transactions	3,189,172	4,833,927
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,762,759	(582,504)
Net increase in net assets from operations	$5,865,601	$4,173,822
Capital transactions — Contributions	$13,947,683	$8,024,126
Withdrawals	(7,019,291)	(15,379,563)
Net increase (decrease) in net assets from capital transactions	$6,928,392	$(7,355,437)
Net increase (decrease) in net assets	$12,793,993	$(3,181,615)
Net Assets
At beginning of year	$25,863,281	$29,044,896
At end of year	$38,657,274	$25,863,281

See notes to financial statements
20

Small-Cap Growth Portfolio as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2007	2006		2005		2004		2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.97%	1.07	%(1)	1.14	%(1)	1.18	%(1)	1.23%
Expenses after custodian fee reduction	0.97%	1.07	%(1)	1.14	%(1)	1.18	%(1)	1.23%
Net investment loss	(0.26)%	(0.29)%		(0.59)%		(0.90)%		(1.01)%
Portfolio Turnover	75%	103%		218%		276%		308%
Total Return	21.13%	16.33%		7.02%		4.23	%(2)	31.20%
Net assets, end of year (000's omitted)	$38,657	$25,863		$29,045		$28,804		$27,920

(1)  The investment adviser voluntarily waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2006, 2005 and 2004, respectively).

(2)  The net gains realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return for the year ended December 31, 2004.

See notes to financial statements
21

Small-Cap Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Small-Cap Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2007, Eaton Vance Small-Cap Growth Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 50.4% and 2.4%, respectively, in the Portfolio. In addition, two other investors owned a greater than 10% interest that aggregated 24.0%.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate,

22

Small-Cap Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended December 31, 2007, the Portfolio's advisory fee totaled $248,700 of which $12,804 was allocated from Cash Management and $235,896 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $28,684,118 and $23,102,609, respectively, for the year ended December 31, 2007.

23

Small-Cap Growth Portfolio as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$31,949,938
Gross unrealized appreciation	$8,142,467
Gross unrealized depreciation	(1,387,976)
Net unrealized appreciation	$6,754,491

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

6  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

24

Small-Cap Growth Portfolio as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Small-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Small-Cap Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the year then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. The statement of changes in net assets and supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated February 21, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Small-Cap Growth Portfolio as of December 31, 2007, and the results of its operations, the changes in its net assets, and the supplementary data for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

25

Eaton Vance Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

26

Eaton Vance Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Small-Cap Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Small-Cap Growth Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year

27

Eaton Vance Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

periods ended September 30, 2006 for the Fund. The Board noted that action was taken in 2006 to improve the performance of the Fund, and concluded that such action was effective.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

28

Eaton Vance Small-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corporation, "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc, and "Fox" refers to Fox Asset Management, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust and Portfolio.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and the Portfolio since 2000	President, Chief Executive Officer and Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

29

Eaton Vance Small-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director- Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM and BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee since 2004. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 18 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

30

Eaton Vance Small-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM and BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 10/25/46	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR since 2006. Previously, Senior Managing Director and small and mid-cap core portfolio manager with ForstmannLeff Associates (2004-2006). Previously, Executive Vice President and Portfolio Manager with Schroder Investment Management North America, Inc. (1994-2004). Officer of 3 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officier	Since 2007	Vice President and Chief Legal Officer of EVC, EVM, BMR, EVD and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell was Assistant Treasurer of the Portfolio since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

31

This Page Intentionally Left Blank

Investment Adviser of Small-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Small-Cap Growth Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Small-Cap Growth Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

164-2/08  SCGSRC

Annual Report December 31, 2007

EATON VANCE
SMALL-CAP
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Small-Cap Value Fund as of December 31, 2007

management’s discussion of fund performance

Gregory R. Greene, CFA,

Lead Portfolio Manager

Economic and Market Conditions

• Broad equity markets finished the year ended December 31, 2007, with respectable gains, despite increased volatility and ongoing concerns regarding the credit and housing markets. Global equities were booming early in 2007 as strong momentum continued from the previous year, but global markets encountered a turbulent second half of the year. Troubles with subprime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in the equity and fixed income markets continued through year-end.

• For the year ended December 31, 2007, six of the ten major sectors within the Russell 2000 Value Index registered positive returns. Energy, health care, consumer staples and materials were the top-performing Index sectors during the year, while the financials, consumer discretionary and autos and transportation sectors produced the weakest performance. Market-leading industries of 2007 included aerospace and defense, life sciences, chemicals and metals and mining. In contrast, areas such as consumer finance, specialty retailers, thrifts and mortgage companies, household products, real estate management and development, and consumer finance industries were among the worst-performing industries for the year. On average during the course of the year, large-capitalization stocks outperformed small-capitalization stocks and growth-style investments outperformed value-style investments.

Management Discussion

• For the year ended December 31, 2007, the Fund outperformed its benchmark, the Russell 2000 Value Index. Stock selection in consumer discretionary stocks and overweightings in the consumer staples and energy sectors were major reasons for the Fund’s out-performance. The Fund was also helped by an underweighting in the troubled financial sector.

• Stock selection was especially key in the consumer discretionary sector, as consumers were pinched by rising energy prices and falling real estate values. Among the Fund’s investments in this area, a distributor of household storage products enjoyed strong revenue growth, in part, from increased sales in emerging markets. A manufacturer of auto components enjoyed strong revenue growth from its engine and drivetrain products. The company benefited from rising demand for fuel-efficient technologies, even as the auto industry posted its worst sales since 1998.

• While the Fund was underweighted in the information technology sector, stock selection was additive to performance. Manufacturers of electronic components and power devices used by telecom, computer and auto manufacturers maintained good earnings momentum. In the materials sector, a maker of packaging for personal care and household products was a strong performer. The company benefited from increased sales of cosmetics and fragrances in eastern Europe and Asia.

Eaton Vance Small-Cap Value Fund

Total Return Performance 12/31/06 – 12/31/07

Class A(1)	2.31%
Class B(1)	1.50
Class C(1)	1.57
Russell 2000 Value Index(2)	-9.78
S&P SmallCap 600 Index(2)	-0.30
Lipper Small Cap Value Funds Average(2)	-5.54

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent a reimbursement of certain expenses by the administrator, the returns would have been lower.

(2) It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

• In the energy sector, the Fund had good performance from companies engaged in energy services. Companies that offered well-site services, supplied tubular steel to drillers and ran transportation services to offshore rigs benefited from high energy prices and an increase in exploration activity. Health care equipment stocks also boosted performance, including a manufacturer of medical test equipment and consumables used in acute care.

• While the Fund benefited from an underweighting in the financial sector, financial stocks were, nonetheless, among the Fund’s weaker performers during the year. Commercial banks fared poorly, as they faced higher provisions for bad loans amid rising defaults. Specialty retailer and apparel makers detracted from performance, as the weaker economy created a more challenging environment for marketers of consumer discretionary goods. A national trucking company saw lower earnings in 2007, hurt by industry overcapacity, lower year-over-year tonnage comparisons and heightened rate competition.

Fund Composition

Top Ten Equity Holdings(1)

By net assets

Owens & Minor, Inc.	3.3%
Church & Dwight Co., Inc.	3.2
Walter Industries, Inc.	3.1
AptarGroup, Inc.	3.0
Boston Private Financial Holdings, Inc.	2.9
Bristow Group, Inc.	2.9
Piedmont Natural Gas Co., Inc.	2.9
Chiquita Brands International, Inc.	2.9
ON Seminconductor Corp.	2.6
Oil States International, Inc.	2.6

(1) Top Ten Equity Holdings represented 29.4% of Fund net assets as of 12/31/07.

Common Stock Investments by Sector(2)

By net assets

(2) As a percentage of Fund net assets as of 12/31/07.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Fund’s future investments and may change due to active management.

2

Eaton Vance Small-Cap Value Fund as of December 31, 2007

fund performance

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 2000 Value Index, a broad-based, unmanaged index of value stocks and the S&P SmallCap 600 Index, a broad-based, unmanaged market index of 600 small-capitalization stocks trading in the U.S. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell 2000 Value Index and the S&P SmallCap 600 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Share Class Symbol	EAVSX	EBVSX	ECVSX
Average Annual Total Returns (at net asset value)
One Year	2.31%	1.50%	1.57%
Five Years	13.79	12.96	12.96
Life of Fund†	10.49	10.38	10.30

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-3.55%	-2.97%	0.68%
Five Years	12.46	12.71	12.96
Life of Fund†	9.31	10.26	10.30

†Inception dates: Class A: 6/28/02; Class B: 7/9/02; Class C: 7/3/02

(1) Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent a reimbursement of certain expenses by the administrator, the returns would have been lower.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C
Gross Expense Ratio	2.06%	2.81%	2.81%
Net Expense Ratio	1.65	2.40	2.40

(2) Source: Prospectus dated 5/1/07. Net Expense Ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense reimbursement, the returns would have been lower.

* Sources: Thomson Financial; Standard & Poor’s. Class A of the Fund commenced operations on 6/28/02.

A $10,000 hypothetical investment at net asset value in Class B shares on 7/9/02 and Class C shares on 7/3/02 would have been valued at $17,184 ($17,084 after the deduction of the applicable CDSC) and $17,144, respectively, on 12/31/07. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Small-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investments, at value (identified cost, $18,147,060)	$20,759,892
Cash	91,703
Receivable for Fund shares sold	71,771
Receivable from the administrator	5,578
Dividends and interest receivable	35,272
Total assets	$20,964,216
Liabilities
Payable for Fund shares redeemed	$18,519
Payable to affiliate for investment advisory fee	17,841
Payable to affiliate for distribution and service fees	17,521
Payable to affiliate for administration fee	2,676
Payable to affiliate for Trustees' fees	42
Accrued expenses	49,278
Total liabilities	$105,877
Net Assets	$20,858,339
Sources of Net Assets
Paid-in capital	$18,598,023
Accumulated distributions in excess of net realized gain (computed on the basis of identified cost)	(356,098)
Accumulated undistributed net investment income	3,582
Net unrealized appreciation (computed on the basis of identified cost)	2,612,832
Total	$20,858,339
Class A Shares
Net Assets	$11,131,022
Shares Outstanding	824,311
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.50
Maximum Offering Price Per Share (100 ÷ 94.25 of $13.50)	$14.32
Class B Shares
Net Assets	$4,037,226
Shares Outstanding	301,966
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$13.37
Class C Shares
Net Assets	$5,690,091
Shares Outstanding	426,808
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$13.33

On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends	$300,953
Interest	32,099
Total investment income	$333,052
Expenses
Investment adviser fee	$227,795
Administration fee	34,169
Trustees' fees and expenses	226
Distribution and service fees Class A	29,496
Class B	47,728
Class C	62,084
Registration fees	44,480
Transfer and dividend disbursing agent fees	34,910
Custodian fee	30,840
Legal and accounting services	30,289
Printing and postage	8,725
Miscellaneous	7,139
Total expenses	$557,881
Deduct — Allocation of expenses to the administrator	$92,671
Total expense reductions	$92,671
Net expenses	$465,210
Net investment loss	$(132,158)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,918,124
Net realized gain	$1,918,124
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(1,319,573)
Net change in unrealized appreciation (depreciation)	$(1,319,573)
Net realized and unrealized gain	$598,551
Net increase in net assets from operations	$466,393

See notes to financial statements
7

Eaton Vance Small-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment loss	$(132,158)	$(138,779)
Net realized gain from investment transactions	1,918,124	2,333,556
Net change in unrealized appreciation (depreciation) from investments	(1,319,573)	494,215
Net increase in net assets from operations	$466,393	$2,688,992
Distributions to shareholders — From net realized gain Class A	$(1,336,422)	$(1,274,262)
Class B	(503,275)	(578,869)
Class C	(702,076)	(704,984)
Tax return of capital Class A	(47,909)
Class B	(17,730)
Class C	(24,992)
Total distributions to shareholders	$(2,632,404)	$(2,558,115)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$4,445,609	$2,750,939
Class B	698,932	1,002,408
Class C	1,689,498	1,473,745
Net asset value of shares issued to shareholders in payment of distributions declared Class A	1,277,149	1,156,677
Class B	451,737	502,642
Class C	591,902	585,824
Cost of shares redeemed Class A	(4,631,695)	(3,554,867)
Class B	(1,358,269)	(1,338,968)
Class C	(1,972,395)	(1,567,558)
Net asset value of shares exchanged Class A	235,131	183,956
Class B	(235,131)	(183,956)
Net increase in net assets from Fund share transactions	$1,192,468	$1,010,842
Net increase (decrease) in net assets	$(973,543)	$1,141,719

Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
At beginning of year	$21,831,882	$20,690,163
At end of year	$20,858,339	$21,831,882
Accumulated undistributed net investment income included in net assets
At end of year	$3,582	$—

See notes to financial statements
8

Eaton Vance Small-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2007(1)	2006(1)	2005(1)	2004(1)		2003(1)
Net asset value — Beginning of year	$14.970	$14.850	$14.240	$12.050		$9.080
Income (loss) from operations
Net investment loss	$(0.033)	$(0.042)	$(0.065)	$(0.073)		$(0.063)
Net realized and unrealized gain	0.430	2.110	0.675	2.279		3.033
Total income from operations	$0.397	$2.068	$0.610	$2.206		$2.970
Less distributions
From net realized gain	$(1.802)	$(1.948)	$—	$(0.016)		$—
Tax return of capital	(0.065)
Total distributions	$(1.867)	$(1.948)	$—	$(0.016)		$—
Net asset value — End of year	$13.500	$14.970	$14.850	$14.240		$12.050
Total Return(2)	2.31%	13.92%	4.28%	18.33%		32.71%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$11,131	$10,931	$10,284	$7,635		$4,047
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.68%	1.75%	1.75%	1.75	%(4)	1.75	%(4)
Expenses after custodian fee reduction(3)	1.68%	1.75%	1.75%	1.75	%(4)	1.75	%(4)
Net investment loss	(0.21)%	(0.27)%	(0.45)%	(0.58)%		(0.60)%
Portfolio Turnover of the Portfolio(5)	—	—	—	1%		24%
Portfolio Turnover of the Fund	49%	51%	28%	5%		—

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser and/or the administrator subsidized certain operating expenses (equal to 0.41%, 0.31%, 0.57%, 0.74% and 3.03% of average daily net assets for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively). Absent this subsidy, total return would be lower.

(4)  Includes the Fund's share of the Portfolio's expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements
9

Eaton Vance Small-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2007(1)	2006(1)	2005(1)	2004(1)		2003(1)
Net asset value — Beginning of year	$14.960	$14.950	$14.430	$12.310		$9.340
Income (loss) from operations
Net investment loss	$(0.152)	$(0.162)	$(0.175)	$(0.172)		$(0.149)
Net realized and unrealized gain	0.429	2.120	0.695	2.308		3.119
Total income from operations	$0.277	$1.958	$0.520	$2.136		$2.970
Less distributions
From net realized gain	$(1.802)	$(1.948)	$—	$(0.016)		$—
Tax return of capital	(0.065)
Total distributions	$(1.867)	$(1.948)	$—	$(0.016)		$—
Net asset value — End of year	$13.370	$14.960	$14.950	$14.430		$12.310
Total Return(2)	1.50%	13.10%	3.60%	17.37%		31.80%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$4,037	$4,915	$4,905	$3,391		$1,554
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.43%	2.50%	2.50%	2.50	%(4)	2.50	%(4)
Expenses after custodian fee reduction(3)	2.43%	2.50%	2.50%	2.50	%(4)	2.50	%(4)
Net investment loss	(0.98)%	(1.02)%	(1.20)%	(1.33)%		(1.37)%
Portfolio Turnover of the Portfolio(5)	—	—	—	1%		24%
Portfolio Turnover of the Fund	49%	51%	28%	5%		—

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser and/or the administrator subsidized certain operating expenses (equal to 0.41%, 0.31%, 0.57%, 0.74% and 3.03% of average daily net assets for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively). Absent this subsidy, total return would be lower.

(4)  Includes the Fund's share of the Portfolio's expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements
10

Eaton Vance Small-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2007(1)	2006(1)	2005(1)	2004(1)		2003(1)
Net asset value — Beginning of year	$14.910	$14.910	$14.400	$12.280		$9.320
Income (loss) from operations
Net investment loss	$(0.151)	$(0.161)	$(0.175)	$(0.171)		$(0.153)
Net realized and unrealized gain	0.438	2.109	0.685	2.307		3.113
Total income from operations	$0.287	$1.948	$0.510	$2.136		$2.960
Less distributions
From net realized gain	$(1.802)	$(1.948)	$—	$(0.016)		$—
Tax return of capital	(0.065)
Total distributions	$(1.867)	$(1.948)	$—	$(0.016)		$—
Net asset value — End of year	$13.330	$14.910	$14.910	$14.400		$12.280
Total Return(2)	1.57%	13.06%	3.54%	17.41%		31.76%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$5,690	$5,986	$5,501	$4,030		$1,873
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.43%	2.50%	2.50%	2.50	%(4)	2.50	%(4)
Expenses after custodian fee reduction(3)	2.43%	2.50%	2.50%	2.50	%(4)	2.50	%(4)
Net investment loss	(0.97)%	(1.01)%	(1.20)%	(1.32)%		(1.38)%
Portfolio Turnover of the Portfolio(5)	—	—	—	1%		24%
Portfolio Turnover of the Fund	49%	51%	28%	5%		—

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser and/or the administrator subsidized certain operating expenses (equal to 0.41%, 0.31%, 0.57%, 0.74% and 3.03% of average daily net assets for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively). Absent this subsidy, total return would be lower.

(4)  Includes the Fund's share of the Portfolio's expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements
11

Eaton Vance Small-Cap Value Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to seek long-term total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2007, the Fund had net capital losses of $350,046 attributable to security transactions incurred after October 31, 2007. These net capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2008.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an

12

Eaton Vance Small-Cap Value Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ending December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Ordinary Income	$457,980	$—
Long-term capital gains	$2,083,793	$2,558,115
Tax return of capital	$90,631	$—

During the year ended December 31, 2007, accumulated net realized loss was increased by $135,740 and accumulated net investment loss was decreased by $135,740, due to differences between book and tax accounting, primarily for net operating losses and investments in real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

13

Eaton Vance Small-Cap Value Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Post October losses	$(350,046)
Net unrealized appreciation	$2,610,362

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in real estate investment trusts.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the advisory agreement, BMR receives a monthly advisory fee computed at an annual rate of 1.00% of the Fund's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2007, the fee amounted to $227,795. Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Fund to Fox Asset Management LLC (Fox), a majority-owned subsidiary of EVM. BMR pays Fox a monthly fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended December 31, 2007, the administration fee amounted to $34,169. For the period January 1, 2007 to April 22, 2007, EVM agreed to reimburse the Fund's expenses to the extent that total annual Fund operating expenses of Class A, Class B and Class C exceeded 1.75%, 2.50% and 2.50%, respectively, of the average daily net assets of the respective class. Effective April 23, 2007, EVM has agreed to reimburse the Fund's expenses to the extent that total Fund operating expenses of Class A, Class B and Class C exceed 1.65%, 2.40% and 2.40%, respectively, of the average daily net assets of the respective class. This agreement may be changed or terminated after April 30, 2010. Pursuant to these agreements, EVM reimbursed $92,671 of the Fund's operating expenses for the year ended December 31, 2007. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $3,271 in sub-transfer agent fees. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $5,390 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Trustees of the Fund who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2007 amounted to $29,496 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2007, the Fund paid or accrued to

14

Eaton Vance Small-Cap Value Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

EVD $35,796 and $46,563 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $29,000 and $385,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2007 amounted to $11,932 and $15,521 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2007, the Fund was informed that EVD received approximately $9,000 and $1,000 of CDSCs paid by Class B and Class C shareholders, respectively, and that EVD did not receive any CDSCs from Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $10,681,908 and $11,172,987, respectively, for the year ended December 31, 2007.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2007	2006
Sales	282,340	172,781
Issued to shareholders electing to receive payments of distributions in Fund shares	90,549	77,266
Redemptions	(293,520)	(223,794)
Exchange from Class B shares	14,879	11,502
Net increase	94,248	37,755
	Year Ended December 31,
Class B	2007	2006
Sales	44,843	62,633
Issued to shareholders electing to receive payments of distributions in Fund shares	32,288	33,622
Redemptions	(88,827)	(84,234)
Exchange to Class A shares	(14,950)	(11,468)
Net increase (decrease)	(26,646)	553
	Year Ended December 31,
Class C	2007	2006
Sales	109,185	92,458
Issued to shareholders electing to receive payments of distributions in Fund shares	42,442	39,291
Redemptions	(126,207)	(99,223)
Net increase	25,420	32,526

15

Eaton Vance Small-Cap Value Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$18,149,530
Gross unrealized appreciation	$3,511,893
Gross unrealized depreciation	(901,531)
Net unrealized appreciation	$2,610,362

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees for the year ended December 31, 2007.

10  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

16

Eaton Vance Small-Cap Value Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Value Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Value Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

17

Eaton Vance Small-Cap Value Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gain dividends.

Qualified Dividend Income. The Fund designates $189,842 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 65.23% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund designates $2,100,850 as a capital gain dividend.

18

Eaton Vance Small-Cap Value Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Small-Cap Value Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual
Class A	$1,000.00	$917.70	$7.98	**
Class B	$1,000.00	$914.30	$11.58	**
Class C	$1,000.00	$914.70	$11.58	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.90	$8.39	**
Class B	$1,000.00	$1,013.10	$12.18	**
Class C	$1,000.00	$1,013.10	$12.18	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.65% for Class A shares, 2.40% for Class B shares, and 2.40% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007.

**  Absent a reimbursement of certain expenses by the administrator, the expenses would be higher.

4

Eaton Vance Small-Cap Value Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.5%
Security	Shares	Value
Auto Components — 1.6%
BorgWarner, Inc.	7,000	$338,870
		$338,870
Capital Markets — 2.1%
OptionsXpress Holdings, Inc.	12,900	$436,278
		$436,278
Chemicals — 2.2%
RPM, Inc.	22,900	$464,870
		$464,870
Commercial Banks — 9.7%
Boston Private Financial Holdings, Inc.	22,200	$601,176
First Midwest Bancorp, Inc.	13,900	425,340
Sterling Bancshares, Inc.	22,900	255,564
Trustmark Corp.	12,800	324,608
UCBH Holdings, Inc.	28,800	407,808
		$2,014,496
Commercial Services & Supplies — 2.7%
Pike Electric Corp.(1)	22,200	$372,072
School Specialty, Inc.(1)	5,400	186,570
		$558,642
Containers & Packaging — 3.0%
AptarGroup, Inc.	15,300	$625,923
		$625,923
Electric Utilities — 5.0%
Cleco Corp.	18,500	$514,300
Westar Energy, Inc.	20,300	526,582
		$1,040,882
Electrical Equipment — 2.0%
A.O. Smith Corp.	12,000	$420,600
		$420,600
Electronic Equipment & Instruments — 1.6%
Technitrol, Inc.	11,900	$340,102
		$340,102

Security	Shares	Value
Energy Equipment & Services — 6.8%
Bristow Group, Inc.(1)	10,600	$600,490
Oil States International, Inc.(1)	15,700	535,684
Parker Drilling Co.(1)	38,000	286,900
		$1,423,074
Food & Staples Retailing — 4.2%
BJ's Wholesale Club, Inc.(1)	14,000	$473,620
Performance Food Group Co.(1)	15,300	411,111
		$884,731
Food Products — 2.9%
Chiquita Brands International, Inc.(1)	32,400	$595,836
		$595,836
Gas Utilities — 3.6%
Piedmont Natural Gas Co., Inc.	22,800	$596,448
Questar Corp.	2,700	146,070
		$742,518
Health Care Equipment & Supplies — 1.8%
West Pharmaceutical Services, Inc.	9,100	$369,369
		$369,369
Health Care Providers & Services — 3.3%
Owens & Minor, Inc.	16,300	$691,609
		$691,609
Household Durables — 2.4%
Tupperware Brands Corp.	15,300	$505,359
		$505,359
Household Products — 3.2%
Church & Dwight Co., Inc.	12,300	$665,061
		$665,061
Industrial Conglomerates — 5.2%
Teleflex, Inc.	7,000	$441,070
Walter Industries, Inc.	17,800	639,554
		$1,080,624

See notes to financial statements
5

Eaton Vance Small-Cap Value Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Insurance — 5.7%
IPC Holdings, Ltd.	15,900	$459,033
Protective Life Corp.	8,300	340,466
Zenith National Insurance Corp.	8,900	398,097
		$1,197,596
IT Services — 0.8%
Ness Technologies, Inc.(1)	19,000	$175,370
		$175,370
Leisure Equipment & Products — 2.1%
RC2 Corp.(1)	15,300	$429,471
		$429,471
Machinery — 5.7%
Albany International Corp.	5,600	$207,760
CLARCOR, Inc.	10,600	402,482
Nordson Corp.	4,700	272,412
Wabtec Corp.	9,100	313,404
		$1,196,058
Oil, Gas & Consumable Fuels — 2.3%
Penn Virginia Corp.	7,900	$344,677
Rosetta Resources, Inc.(1)	6,800	134,844
		$479,521
Personal Products — 2.1%
Chattem, Inc.(1)	5,900	$445,686
		$445,686
Pharmaceuticals — 1.6%
Sciele Pharma, Inc.(1)	15,800	$323,110
		$323,110
Real Estate Investment Trusts (REITs) — 5.3%
Senior Housing Properties Trust	21,000	$476,280
Strategic Hotels & Resorts, Inc.	16,000	267,680
Sunstone Hotel Investors, Inc.	19,300	352,997
		$1,096,957

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 4.5%
Diodes, Inc.(1)	13,375	$402,186
ON Semiconductor Corp.(1)	60,800	539,904
		$942,090
Software — 2.2%
Epicor Software Corp.(1)	38,800	$457,064
		$457,064
Specialty Retail — 1.8%
Stage Stores, Inc.	25,600	$378,880
		$378,880
Textiles, Apparel & Luxury Goods — 2.1%
Carter's, Inc.(1)	22,700	$439,245
		$439,245
Total Common Stocks (identified cost $18,147,060)		$20,759,892
Total Investments — 99.5% (identified cost $18,147,060)		$20,759,892
Other Assets, Less Liabilities — 0.5%		$98,447
Net Assets — 100.0%		$20,858,339

(1)  Non-income producing security.

See notes to financial statements
6

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

19

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Small-Cap Value Fund (the "Fund") with Boston Management and Research (the "Adviser"), and the sub-advisory agreement with Fox Asset Management LLC (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's and Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research and similar services to the Fund and whose responsibilities include supervising the Sub-adviser. The Board noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. The Board also reviewed information regarding the personnel of the Sub-adviser who provide services to the Fund and noted the Sub-adviser's experience in managing equity portfolios.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

20

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2006 for the Fund. The Board noted that actions are being taken to improve the performance of the Fund and concluded that it is appropriate to allow additional time to evaluate the effectiveness of these actions.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund and noted that in April 2007 the Adviser implemented additional waivers/reimbursements with respect to the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to the Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

21

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Since 1989	President, Chief Executive Officer and Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

22

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President	Since 2006	Vice President of EVM and BMR since January, 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 11/13/66	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendent Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

23

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Michael W. Weilheimer 2/11/61	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVC, EVM BMR, EVD and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

24

Investment Adviser of Eaton Vance Small-Cap Value Fund
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Small-Cap Value Fund
Fox Asset Management LLC

331 Newman Springs Road
Red Bank, NJ 07701

Administrator of Eaton Vance Small-Cap Value Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Small-Cap Value Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1303-2/08  SCVSRC

Annual Report December 31, 2007

EATON VANCE CAPITAL &
INCOME
STRATEGIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Capital & Income Strategies Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual
Class A	$1,000.00	$1,029.80	$6.80	**
Class C	$1,000.00	$1,027.20	$10.63	**
Class I	$1,000.00	$1,031.00	$5.43	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.77	**
Class C	$1,000.00	$1,014.70	$10.56	**
Class I	$1,000.00	$1,019.90	$5.40	**

* Expenses are equal to the Fund's annualized expense ratio of 1.33% for Class A shares, 2.08% for Class C shares, and 1.06% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. The Example reflects the expenses of both the Fund and the Portfolios.

** Absent an allocation of certain expenses to the administrator, the expenses would have been higher.

4

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Michael R. Mach, CFA
Co-Portfolio Manager

Michael W. Weilheimer, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager

Economic and Market Conditions

• Broad equity markets finished the year ended December 31, 2007, with respectable gains, despite increased volatility and ongoing concerns regarding the credit and housing markets. Global equities were booming early in 2007 as strong momentum continued from the previous year, but global markets encountered turbulent second half of the year. Troubles with sub-prime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in the equity and fixed income markets continued through year-end.

• For the year ended December 31, 2007, eight of the ten major sectors within the S&P 500 Index registered positive returns. Energy, materials and utilities were the top-performing S&P 500 Index sectors during the year, while the financials and consumer discretionary sectors produced the weakest performance. Market-leading industries of 2007 included energy equipment and services, metals and mining, machinery, as well as independent power producers and energy traders. In contrast, the thrifts and mortgage finance, household durables, real estate management and development, and consumer finance industries all realized negative returns for the year. On average during the course of the year, large-capitalization stocks outperformed small-capitalization stocks and growth-style investments reversed course to outperform value-style investments.(2)

• Within the Russell 1000 Value Index, seven of the ten sectors registered positive returns. Energy, materials and utilities were the top-performing sectors, while the financials, consumer discretionary, and information technology sectors produced the weakest performance with negative returns.(2)

• The Merrill Lynch U.S. High Yield Master II Index posted modestly positive returns in 2007. While high-yield spreads began the year at historically narrow levels, they widened dramatically during the year amid the worsening credit crisis and weakening economy. The high-yield bond market was led by higher quality bonds and defensive, less economically sensitive sectors, such as health care, while financials was among the market’s weaker sectors.(2)

Management Discussion

• The Fund’s objective is to seek total return, primarily by investing its assets in three diversified portfolios: Boston Income Portfolio, Large-Cap Value Portfolio and Dividend Builder Portfolio (each, a “Portfolio”). The Fund allocates its assets approximately equally among the three Portfolios.

• The Fund out-performed its benchmarks – the Russell 1000 Value Index, the S&P 500 Index and the Merrill Lynch U.S. High Yield Master II Index – and its Lipper Flexible Portfolio Funds peer group average for the year ended December 31, 2007. The Fund’s performance is a function of the performance of the underlying Portfolios in which it invests and the approximately equal allocation among these Portfolios.

Eaton Vance Capital & Income Strategies Fund

Total Return Performance 12/31/06 – 12/31/07

Class A(1)	10.58%
Class C(1)	9.91
Class I(1)	10.84
Russell 1000 Value Index(2)	-0.17
S&P 500 Index(2)	5.49
Merrill Lynch U.S. High Yield Master II Index(2)	2.19
Lipper Flexible Portfolio Funds Average(2)	9.08

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, returns would be lower.

(2) It is not possible to invest directly in an Index or Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performances of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

• The Fund’s performance was boosted by its holdings in large-cap value stocks during the year ended December 31, 2007 through its investment in Large-Cap Value Portfolio. The sectors that contributed the most to performance for Large-Cap Value Portfolio were the information technology, and industrial sectors. The health care sector was the only sector that detracted from performance in 2007. Stock selection was the primary contributor to Large-Cap Value Portfolio’s performance for the year. The added value and performance came from investing in stronger performing companies within sectors, rather than having significant over- or underweight’s in each sector.

• The Fund’s weighting in dividend paying stocks, through its investment in Dividend Builder Portfolio, contributed significantly to performance during the year ended December 31, 2007. Dividend Builder Portfolio’s performance was driven by stock selection and diversified sector allocation decisions. The Portfolio’s emphasis on the utilities sector, coupled with strong stock picks within electric and integrated utilities, were the top contributors to relative performance. An underweighting in the weak financials sector and stock selection within the insurance industry added to performance. The Fund also gained from the Portfolio’s continued emphasis of telecommunication stocks and stock selection within the industrials sector. In contrast, the energy sector was a detractor, as the Portfolio’s limited exposure to the market-leading sector and underperforming holdings hampered performance. Additionally, the Portfolio’s underweight allocation to the information technology sector diminished relative returns during the year.

• The Fund’s holdings in high-yield bonds, through its investment in Boston Income Portfolio, contributed only slightly to performance during the year ended December 31, 2007. In the volatile high-yield bond market of 2007, Boston Income Portfolio focused on shorter maturity bonds, bonds senior in the capital structure and senior loans. The Portfolio’s lower duration provided an advantage in the market turmoil of mid-summer, as shorter maturity bonds and bonds senior in the capital structure were less impacted by the market decline. The Portfolio used the market decline as an opportunity to buy selected longer-maturities that management felt represented better value in the wake of the decline. The Portfolio continued to focus on credits management believed may fare well in a slowing economy. Among the Portfolio’s stronger performing sectors were metals, specialty retailers, energy, for-profit education and health care. Cyclical sectors were among the Portfolio’s lagging performers, most notably, homebuilders and financials, each an area in which the Portfolio was underweighted.

Fund Composition

Asset Allocations(1)

By net assets

(1)     As a percentage of Fund’s net assets as of December 31, 2007.

*            Formerly Utilities Portfolio.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Portfolios’ current or future investments and may change due to active management.

2

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of value stocks, the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used to measure the performance of the U.S. stock market, and the Merrill Lynch U.S. High Yield Master II Index, an unmanaged index of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell Value 1000 Index, the S&P 500 Index and the Merrill Lynch U.S. High Yield Master II Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class C	Class I
Share Class Symbol	EACIX	ECCIX	EICIX

Average Annual Total Returns (at net asset value)
One Year	10.58%	9.91%	10.84%
Life of Fund†	10.52	9.85	10.78

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	4.23%	8.91%	10.84%
Life of Fund†	4.20	9.85	10.78

†Inception dates: Class A: 12/29/06; Class C: 12/29/06; Class I: 12/29/06

(1) Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were included, returns would be lower. Absent an allocation of expenses to the administrator, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC Average Annual Total Returns for Class C reflect a 1% CDSC during the first year. Class I shares reoffered to certain investors at net asset value.

Total annual
Operating Expenses(2)	Class A	Class C	Class I

Expense Ratio	1.37%	2.12%	1.12%

(2) Source: Prospectus dated 5/1/07.

* Sources: Lipper; Bloomberg, L.P. Class A, Class C and Class I of the Fund commenced operations on 12/29/06.

A $10,000 hypothetical investment at net asset value in Class C shares and Class I shares on 12/31/06 would have been valued at $10,991 ($10,891, after deduction of the applicable CDSC) and $11,084, respectively, on 12/31/07. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investment in Dividend Builder Portfolio, at value (identified cost, $3,077,942)	$3,270,137
Investment in Boston Income Portfolio, at value (identified cost, $3,151,068)	3,061,565
Investment in Large-Cap Value Portfolio, at value (identified cost, $3,044,440)	3,127,697
Receivable for Fund shares sold	71,449
Receivable from the Administrator	37,855
Total assets	$9,568,703
Liabilities
Payable to affiliate for distribution and service fees	$6,258
Payable to affiliate for administration fee	1,264
Payable for Fund shares redeemed	378
Accrued expenses	53,157
Total liabilities	$61,057
Net Assets	$9,507,646
Sources of Net Assets
Paid-in capital	$9,379,705
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(100,979)
Accumulated undistributed net investment income	42,971
Net unrealized appreciation from Portfolios (computed on the basis of identified cost)	185,949
Total	$9,507,646
Class A Shares
Net Assets	$6,368,766
Shares Outstanding	589,040
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.81
Maximum Offering Price Per Share (100 ÷ 94.25 of $10.81)	$11.47
Class C Shares
Net Assets	$3,128,067
Shares Outstanding	289,440
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$10.81
Class I Shares
Net Assets	$10,813
Shares Outstanding	1,000
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.81
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Interest allocated from Portfolios	$102,852
Dividends allocated from Portfolios (net of foreign taxes, $1,705)	57,510
Securities lending income allocated from Portfolios, net	1,430
Expenses allocated from Portfolios	(22,788)
Total investment income	$139,004
Expenses
Administration fee	$5,406
Trustees' fees and expenses	875
Distribution and service fees Class A	6,631
Class C	9,370
Registration fees	82,344
Legal and accounting services	42,475
Custodian fee	20,375
Printing and postage	5,030
Transfer and dividend disbursing agent fees	2,592
Miscellaneous	4,205
Total expenses	$179,303
Deduct — Allocation of expenses to the Administrator	$146,442
Total expense reductions	$146,442
Net expenses	$32,861
Net investment income	$106,143
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$(102,120)
Swap contracts	(373)
Foreign currency transactions	286
Net realized loss	$(102,207)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$186,206
Swap contracts	(188)
Foreign currency	(69)
Net change in unrealized appreciation (depreciation)	$185,949
Net realized and unrealized gain	$83,742
Net increase in net assets from operations	$189,885

See notes to financial statements
5

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Period Ended December 31, 2006(1)
From operations — Net investment income	$106,143	$—
Net realized loss from investment transactions, swap contracts and foreign currency transactions	(102,207)	—
Net change in unrealized appreciation (depreciation) of investments, swap contracts and foreign currency	185,949	—
Net increase in net assets from operations	$189,885	$—
Distributions to shareholders — From net investment income Class A	$(51,628)	$—
Class C	(13,669)	—
Class I	(278)	—
Total distributions to shareholders	$(65,575)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$7,388,389	$480,000
Class C	3,374,750	10,000
Class I	991	10,000
Net asset value of shares issued to shareholders in payment of distributions declared Class A	33,293	—
Class C	12,122	—
Class I	13	—
Cost of shares redeemed Class A	(1,624,578)	—
Class C	(300,585)	—
Class I	(1,059)	—
Net increase in net assets from Fund share transactions	$8,883,336	$500,000
Net increase in net assets	$9,007,646	$500,000
Net Assets
At beginning of period	$500,000	$—
At end of period	$9,507,646	$500,000
Accumulated undistributed net investment income included in net assets
At end of period	$42,971	$—

(1)  For the period from the start of business, December 29, 2006, to December 31, 2006.

See notes to financial statements
6

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31, 2007	Period Ended December 31, 2006(1)
Net asset value — Beginning of period	$10.000	$10.000
Income (loss) from operations
Net investment income(2)	$0.332	$—
Net realized and unrealized gain	0.719	—
Total income from operations	$1.051	$—
Less distributions
From net investment income	$(0.241)	$—
Total distributions	$(0.241)	$—
Net asset value — End of period	$10.810	$10.000
Total Return(3)	10.58%	—
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$6,369	$480
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.34%	—
Expenses after custodian fee reduction(4)(5)	1.34%	—
Net investment income	3.11%	—
Portfolio Turnover of the Dividend Builder Portfolio	60%	—
Portfolio Turnover of the Boston Income Portfolio	81%	—
Portfolio Turnover of the Large-Cap Value Portfolio	35%	—

(1)  Class A commenced operations on December 29, 2006.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return would have been lower had certain expenses not been reduced during the periods shown.

(4)  The administrator waived its administration fee, the principal underwriter waived its distribution and service fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment advisory fee (equal to 4.03% and 0.75% of average daily net assets for the year ended December 31, 2007 and for the period from the start of business, December 29, 2006 to December 31, 2006, respectively).

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements
7

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31, 2007	Period Ended December 31, 2006(1)
Net asset value — Beginning of period	$10.000	$10.000
Income (loss) from operations
Net investment income(2)	$0.255	$—
Net realized and unrealized gain	0.731	—
Total income from operations	$0.986	$—
Less distributions
From net investment income	$(0.176)	$—
Total distributions	$(0.176)	$—
Net asset value — End of period	$10.810	$10.000
Total Return(3)	9.91%	—
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3,128	$10
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.09%	—
Expenses after custodian fee reduction(4)(5)	2.09%	—
Net investment income	2.38%	—
Portfolio Turnover of the Dividend Builder Portfolio	60%	—
Portfolio Turnover of the Boston Income Portfolio	81%	—
Portfolio Turnover of the Large-Cap Value Portfolio	35%	—

(1)  Class C commenced operations on December 29, 2006.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return would have been lower had certain expenses not been reduced during the periods shown.

(4)  The administrator waived its administration fee, the principal underwriter waived its distribution and service fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment advisory fee (equal to 4.03% and 0.76% of average daily net assets for the year ended December 31, 2007 and for the period from the start of business, December 29, 2006 to December 31, 2006, respectively).

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements
8

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended December 31, 2007	Period Ended December 31, 2006(1)
Net asset value — Beginning of period	$10.000	$10.000
Income (loss) from operations
Net investment income(2)	$0.354	$—
Net realized and unrealized gain	0.722	—
Total income from operations	$1.076	$—
Less distributions
From net investment income	$(0.266)	$—
Total distributions	$(0.266)	$—
Net asset value — End of period	$10.810	$10.000
Total Return(3)	10.84%	—
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$11	$10
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.09%	—
Expenses after custodian fee reduction(4)(5)	1.09%	—
Net investment income	3.37%	—
Portfolio Turnover of the Dividend Builder Portfolio	60%	—
Portfolio Turnover of the Boston Income Portfolio	81%	—
Portfolio Turnover of the Large-Cap Value Portfolio	35%	—

(1)  Class I commenced operations on December 29, 2006.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return would have been lower had certain expenses not been reduced during the periods shown.

(4)  The administrator waived its administration fee, the principal underwriter waived its distribution and service fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment advisory fee (equal to 4.03% and 0.75% of average daily net assets for the year ended December 31, 2007 and for the period from the start of business, December 29, 2006 to December 31, 2006, respectively).

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements
9

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Capital & Income Strategies Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust) and commenced operations on December 29, 2006. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund currently invests all of its investable assets in interests in the following three portfolios managed by Eaton Vance Management (EVM) or its affiliates: Dividend Builder Portfolio, Boston Income Portfolio and Large-Cap Value Portfolio (the Portfolios), which are New York trusts. The investment objectives and policies of the Portfolios together are the same as those of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Dividend Builder Portfolio, Boston Income Portfolio and Large-Cap Value Portfolio (0.18%, 0.16% and 0.04%, respectively, at December 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy common to each Portfolio is as follows: Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. The Boston Income Portfolio's investments include interests in senior floating-rate loans (Senior Loans). The Portfolio's investment adviser has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures established by the Trustees as permitted by the 1940 Act. Credit default swaps are valued by a broker-dealer (usually the counterparty to the agreement). In addition, Large-Cap Value and Dividend Builder Portfolios' valuation policies include the following: Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

10

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral), affiliated investment companies managed by Boston Management and Research (BMR) and EVM, respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $25,452 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015.

Additionally, at December 31, 2007, the Fund had a net capital loss of $35,561 attributable to security transactions incurred after October 31, 2007. This net capital loss is treated as arising on the first day of the Fund's taxable year ending December 31, 2008.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund's federal tax returns filed in the initial year of operations from December 29, 2006 to December 31, 2006 and the year ended December 31, 2007 remain subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Offering Costs — Offering costs incurred by the Fund are amortized to expense over twelve months.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the year ended December 31, 2007 was as follows:

Distributions declared from:
Ordinary income	$65,575

During the year ended December 31, 2007, accumulated net realized loss was decreased by $1,228, accumulated undistributed net investment income was increased by $2,403, and paid-in capital was decreased by $3,631 due to differences between book and tax accounting, primarily for premium amortization, foreign currency gain (loss), investments in real estate investment trusts and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,106
Capital loss carryforward and post October loss	$(61,013)
Net unrealized appreciation	$187,848

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax accounting for premium amortization, foreign currency transactions, swap contracts and partnership allocations.

3  Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund's average daily net assets up to $500 million that are invested directly in securities and is payable monthly. On net assets of $500 million and over that are invested directly in securities, the annual fee is reduced. To the extent Fund assets are invested in the Portfolios, the Fund is allocated its share of the advisory fee paid by each Portfolio in which it invests. The Fund's allocated portion of the advisory fees paid by the Portfolios totaled $21,589 for the year ended December 31, 2007. There were no advisory fees paid by the Fund for investing directly in securities for the year ended December 31, 2007. For the year ended December 31, 2007, the Fund's investment advisory fee, including advisory fees allocated from the Portfolios, was 0.59% of the Fund's average daily net assets. The administration fee is earned by EVM as compensation for managing and administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended December 31, 2007, the administration fee amounted to $5,406. Pursuant to a voluntary expense reimbursement, the administrator was allocated $146,442 of the Fund's operating expenses for the year ended December 31, 2007. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $164 in sub-transfer agent fees. The Fund was informed that EVD, a subsidiary of EVM, received $31,657 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2007. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

12

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2007 amounted to $6,631 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended December 31, 2007, the Fund paid or accrued to EVD $7,027 for Class C shares, representing 0.75% of the average daily net assets of Class C shares. At December 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $166,000. The Class C Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2007 amounted to $2,343 for Class C shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2007, the Fund was informed that EVD received approximately $3,000 and $500 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2007, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Dividend Builder Portfolio	$3,697,154	$618,274
Boston Income Portfolio	3,697,154	618,274
Large-Cap Value Portfolio	3,697,154	618,274

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended December 31, 2007	Period Ended December 31, 2006(1)
Sales	689,876	48,000
Issued to shareholders electing to receive payments of distributions in Fund shares	3,106	—
Redemptions	(151,942)	—
Net increase	541,040	48,000
Class C	Year Ended December 31, 2007	Period Ended December 31, 2006(1)
Sales	316,355	1,000
Issued to shareholders electing to receive payments of distributions in Fund shares	1,131	—
Redemptions	(29,046)	—
Net increase	288,440	1,000

13

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Class I	Year Ended December 31, 2007	Period Ended December 31, 2006(1)
Sales	98	1,000
Issued to shareholders electing to receive payments of distributions in Fund shares	1	—
Redemptions	(99)	—
Net increase	—	1,000

(1)  Class A, Class C and Class I commenced operations on December 29, 2006.

At December 31, 2007, EVM owned 6% of the value of outstanding shares of the Fund.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

14

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special
Investment Trust and Shareholders of Eaton Vance Capital & Income Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Capital & Income Strategies Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the period from the start of business, December 29, 2006, to December 31, 2006, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 21, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Capital & Income Strategies Fund as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

15

Eaton Vance Capital & Income Strategies Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified with 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $45,768, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 77.37% qualifies for the corporate dividends received deduction.

16

Eaton Vance Capital & Income Strategies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that in order for a fund to enter into an investment advisory agreement with an investment adviser, the fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the fund ("Independent Trustees"), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on November 13, 2006, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement, of the Eaton Vance Capital & Income Strategies Fund (the "Fund") with Eaton Vance Management (the "Adviser"). The Board noted that the Fund is structured as a fund-of-funds, and will invest principally in the Boston Income Portfolio, the Large-Cap Value Portfolio, and the Utilities Portfolio (the "Underlying Funds") in roughly equal proportions, although it has the authority to invest directly in other securities if desired. Each of the Underlying Funds is advised by Boston Management and Research ("BMR"), an affiliate of the Adviser. The Board reviewed information furnished for the November 2006 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds, including the Underlying Funds. Such information included, among other things, the following:

Information about Fees, Underlying Fund Performance and Expenses

•  The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;

•  An independent report comparing the investment performance of the Underlying Funds to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance of the Underlying Funds in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by the Adviser and BMR for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund and the Underlying Funds, and concerning fees charged by other advisers for managing funds similar to the Fund and the Underlying Funds;

Information about Portfolio Management

•  Descriptions of the investment management services to be provided to the Fund and the Underlying Funds, including the investment strategies and processes to be employed;

•  Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, in the event the Fund chooses to invest directly, and by BMR for the Underlying Funds, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the Fund's and the Underlying Funds' brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;

•  The procedures and processes to be used to determine the fair value of Fund and Underlying Fund assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser and BMR

•  Reports detailing the financial results and condition of the Adviser and BMR;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and the Underlying Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates, on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and Fund accountants by the Adviser (which is also the administrator) and BMR; and

•  The terms of the advisory agreement of the Fund and of the Underlying Funds.

17

Eaton Vance Capital & Income Strategies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund's investment advisory agreement with the Adviser, including its fee structure, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund and to the Underlying Funds by the Adviser and BMR.

The Board considered the Adviser's and BMR's management capabilities and investment process with respect to the types of investments to be held by the Underlying Funds and by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Underlying Funds and the Fund. The Board noted the Adviser's and BMR's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management. The Board further noted that the Adviser would be responsible for periodic rebalancing of assets among the Underlying Funds and, potentially, other assets.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

Because the Fund has not yet commenced operations, it has no performance record. However, the Board had previously reviewed comparative performance data for the Underlying Funds in connection with the annual review of the advisory contracts for the Underlying Funds that last concluded in April of 2006 and will be reviewing performance of the Underlying Funds in connection with the annual advisory contract review for those Funds. The Board concluded that it would be appropriate to consider the performance of the Underlying Funds as part of the upcoming contract review process.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative services fee rates, to be payable by the Fund, directly or indirectly through the Underlying Funds (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and estimated expense ratio for a one-year period. The Board noted that there is no separate advisory fee for assets invested in the Underlying Funds and that for assets the Fund invests in directly, the advisory fee would approximate the fee to be earned on the expected allocation among the Underlying Funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and BMR, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Underlying Funds. The Board noted that for assets invested in Underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund can be expected to share such benefits equitably.

18

Eaton Vance Capital & Income Strategies Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Boston Income Portfolio (BIP), Dividend Builder Portfolio (DBP) and Large-Cap Value Portfolio (LCVP) (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC, EVD and EV which are affiliates of the Trust and Portfolios.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of DBP and LCVP since 1993 and of BIP since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

19

Eaton Vance Capital & Income Strategies Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust, DBP and LCVP since 1998 and of BIP since 2001	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director – Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 17 registered investment companies managed by EVM or BMR

Charles B. Gaffrey 12/4/72	Vice President of DBP	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 30 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of BIP	Since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust and LCVP	Vice President of the Trust since 2006 and of LCVP since 1999	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee since 2004. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 18 registered investment companies managed by EVM or BMR.

20

Eaton Vance Capital & Income Strategies Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of DBP and LCVP	Vice President of the Trust since 2006 and President of DBP and LCVP Since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust and DBP	Vice President of the Trust since 2006 and of DBP since 1999	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust and President of BIP	Vice President of the Trust since 2006 and of BIP since 2002	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolios since 2008(2)	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVM, BMR, EVD, EVC and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer (2005-2007) and Treasurer (2002-2005) of BIP and as Assistant Treasurer of DBP and LCVP since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

21

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Investment Adviser of
Boston Income Portfolio, Dividend Builder Portfolio and Large-Cap Value Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Capital & Income Strategies Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Capital & Income Strategies Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

2840-2/08  CISSRC

Annual Report December 31, 2007

EATON VANCE
EQUITY ASSET ALLOCATION FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Equity Asset Allocation Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period (7/1/07 – 12/31/07)*
Actual
Class A	$1,000.00	$1,049.90	$7.80	**
Class C	$1,000.00	$1,045.80	$11.65	**
Class I	$1,000.00	$1,050.80	$6.51	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.68	**
Class C	$1,000.00	$1,013.80	$11.47	**
Class I	$1,000.00	$1,018.90	$6.41	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.51% for Class A shares, 2.26% for Class C shares, and 1.26% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. The Example reflects the expenses of both the Fund and the Portfolios.

**  Absent an allocation of certain expenses to the administrator, the expenses would have been higher.

4

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Duncan W. Richardson, CFA

Portfolio Manager

Economic and Market Conditions

• Broad equity markets finished the year ended December 31, 2007, with respectable gains, despite increased volatility and ongoing concerns regarding the credit and housing markets. Global equities were booming early in 2007 as strong momentum continued from the previous year, but global markets encountered turbulent second half of the year. Troubles with sub-prime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in the equity and fixed income markets continued through year-end.

• Amid the economic uncertainty and financial worries, investors favored larger, more-established companies with strong earnings and balance sheets. Hence, growth-oriented strategies did well, and large-capitalization stocks generally outperformed their small-cap counterparts, a recent reversal of multi-year trends. International stocks continued to perform better than domestic stocks.

Management Discussion

• For the year ended December 31, 2007, Eaton Vance Equity Asset Allocation Fund outperformed its benchmark, the Russell 3000 Index and the average performance of its Lipper peer group by a significant margin. The Fund’s performance is a function of the performance of the underlying Portfolios in which it invests, as well as its allocation among these Portfolios. The Fund benefited from its commitment to large-cap equities through its investments in Large-Cap Growth and Large-Cap Value Portfolios, as well as its sizeable exposure to international securities through International Equity Portfolio. The Fund also gained from its continued emphasis of growth-style investments versus value stocks by emphasizing growth Portfolios.

• Continued market volatility is likely, which could potentially work to the Fund’s advantage. Because of the Fund’s multi-asset exposure, its volatility over the past year was lower than that of the broader market, as measured by the Russell 3000 Index(2) The Fund seeks to maintain a broadly diversified portfolio and emphasize market sectors that offer relatively attractive risk-adjusted return prospects based on management’s assessment of current and future market trends and conditions.

Eaton Vance Equity Asset Allocation Fund

Total Return Performance 12/31/06 – 12/31/07

Class A(1)	14.96%
Class C(1)	14.10
Class I(1)	15.38
Russell 3000 Index(2)	5.14
Lipper Multi-Cap Core Funds Average(2)	6.43

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, returns would be lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

FUND COMPOSITION

Portfolio Allocations on 12/31/07*

By net assets

*           As a percentage of the Fund’s net assets as of 12/31/07. You may obtain free copies of each of the Portfolios’ most recent financial statements by contacting Eaton Vance Distributors, Inc. at 1-800-225-6265 or from the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov).

**    Prior to 7/1/07, Multi-Cap Growth Portfolio was named Growth Portfolio.

2

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 3000 Index, a broad-based, unmanaged index of the 3,000 largest U.S. companies, which represents approximately 98% of the investable U.S. equity market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 3000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

* Source: Thomson Financial. Class A, Class C, and Class I of the Fund commenced investment operations on 12/29/06. A $10,000 hypothetical investment at net asset value in Class C and Class I on 12/31/06 would have been valued at $11,410 ($11,310 after deduction of the applicable CDSC) and $11,538, respectively on 12/31/07. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance(1)	Class A	Class C	Class I
Share Class Symbol	EEAAX	EEACX	EEAIX

Average Annual Total Returns (at net asset value)
One Year	14.96%	14.10%	15.38%
Life of Fund†	14.87	14.02	15.29

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	8.35%	13.10%	15.38%
Life of Fund†	8.30	14.02	15.29

†Inception Dates – Class A, Class C, and Class I: 12/29/06

(1)

Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of expenses to the administrator, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses(2)	Class A	Class C	Class I

Expense Ratio	1.51%	2.26%	1.26%

(2) From the Fund’s prospectus dated 5/1/07.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investment in International Equity Portfolio, at value (identified cost, $2,313,759)	$2,468,632
Investment in Large-Cap Growth Portfolio, at value (identified cost, $2,874,120)	3,017,465
Investment in Large-Cap Value Portfolio, at value (identified cost, $2,570,355)	2,656,558
Investment in Multi-Cap Growth Portfolio, at value (identified cost, $1,419,469)	1,527,861
Investment in Small-Cap Growth Portfolio, at value (identified cost, $864,496)	911,140
Investment in SMID-Cap Portfolio, at value (identified cost, $1,517,110)	1,544,258
Receivable for Fund shares sold	71,971
Receivable from the Administrator	42,282
Total Assets	$12,240,167
Liabilities
Payable for Fund shares redeemed	$68
Payable to affiliate for distribution and service fees	6,289
Payable to affiliate for administration fee	1,291
Accrued expenses	62,198
Total liabilities	$69,846
Net Assets	$12,170,321
Sources of Net Assets
Paid-in capital	$11,643,064
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(51,444)
Accumulated undistributed net investment income	12,096
Net unrealized appreciation from Portfolios (computed on the basis of identified cost)	566,605
Total	$12,170,321
Class A Shares
Net Assets	$8,881,503
Shares Outstanding	774,309
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.47
Maximum Offering Price Per Share (100 ÷ 94.25 of $11.47)	$12.17
Class C Shares
Net Assets	$3,132,875
Shares Outstanding	274,645
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$11.41
Class I Shares
Net Assets	$155,943
Shares Outstanding	13,561
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.50
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the year ended
December 31, 2007

Investment Income
Dividends allocated from Portfolios (net of foreign taxes, $2,041)	$89,849
Interest allocated from Portfolios	7,962
Securities lending income allocated from Portfolios, net	2,359
Expenses allocated from Portfolios	(36,846)
Total investment income from Portfolios	$63,324
Expenses
Custodian fee	$19,900
Administration fee	6,881
Distribution and service fees Class A	8,814
Class C	10,497
Registration fees	82,004
Legal and accounting services	48,788
Transfer and dividend disbursing agent fees	3,829
Printing and postage	5,600
Miscellaneous	5,513
Total expenses	$191,826
Deduct — Allocation of expenses to the Administrator	$150,791
Total expense reduction	$150,791
Net expenses	$41,035
Net investment income	$22,289
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$(49,969)
Foreign currency transactions	(747)
Net realized loss	$(50,716)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$566,566
Foreign currency	39
Net change in unrealized appreciation (depreciation)	$566,605
Net realized and unrealized gain	$515,889
Net increase in net assets from operations	$538,178

See notes to financial statements
5

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Period Ended December 31, 2006(1)
From operations — Net investment income	$22,289	$—
Net realized loss from investment and foreign currency transactions	(50,716)	—
Net change in unrealized appreciation of investments and foreign currency	566,605	—
Net increase in net assets from operations	$538,178	$—
Distributions to shareholders — From net investment income Class A	$(10,645)	$—
Class I	(276)	—
Tax return of capital Class A	(9,238)	—
Class I	(240)	—
Total distributions to shareholders	$(20,399)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$9,564,091	$480,000
Class C	3,075,861	10,000
Class I	140,257	10,000
Net asset value of shares issued to shareholders in payment of distributions declared Class A	17,294
Class I	478
Cost of shares redeemed Class A	(1,599,398)	—
Class C	(46,041)	—
Net increase in net assets from Fund share transactions	$11,152,542	$500,000
Net increase in net assets	$11,670,321	$500,000
Net Assets
At beginning of period	$500,000	$—
At end of period	$12,170,321	$500,000
Accumulated undistributed net investment income included in net assets
At end of period	$12,096	$—

(1)  For the period from the start of business, December 29, 2006, to December 31, 2006.

See notes to financial statements
6

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31, 2007(1)	Period Ended December 31, 2006(1)(2)
Net asset value — Beginning of period	$10.000	$10.000
Income (loss) from operations
Net investment income	$0.072	$—
Net realized and unrealized gain	1.425	—
Total income from operations	$1.497	$—
Less distributions
From net investment income	$(0.015)	$—
Tax return of capital	(0.012)	—
Total distributions	$(0.027)	$—
Net asset value — End of period	$11.470	$10.000
Total Return(3)	14.96%	—
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$8,882	$480
Ratios (As percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.51%	—
Expenses after custodian fee reduction(4)(5)	1.51%	—
Net investment income	0.65%	—
Portfolio Turnover of the International Equity Portfolio	27%	—
Portfolio Turnover of the Large-Cap Growth Portfolio	46%	—
Portfolio Turnover of the Large-Cap Value Portfolio	35%	—
Portfolio Turnover of the Multi-Cap Growth Portfolio	159%	—
Portfolio Turnover of the Small-Cap Growth Portfolio	75%	—
Portfolio Turnover of the SMID-Cap Portfolio	81%	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Class A commenced operations on December 29, 2006.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return would have been lower had certain expenses not been reduced during the periods shown.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment advisory fee and/or subsidized certain operating expenses (equal to 3.25% and 69.21% of average daily net assets for the year ended December 31, 2007 and the period ended December 31, 2006, respectively).

See notes to financial statements
7

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31, 2007(1)	Period Ended December 31, 2006(1)(2)
Net asset value — Beginning of period	$10.000	$10.000
Income (loss) from operations
Net investment loss	$(0.011)	$—
Net realized and unrealized gain	1.421	—
Total income from operations	$1.410	$—
Net asset value — End of period	$11.410	$10.000
Total Return(3)	14.10%	—
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3,133	$10
Ratios (As percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.26%	—
Expenses after custodian fee reduction(4)(5)	2.26%	—
Net investment loss	(0.10)%	—
Portfolio Turnover of the International Equity Portfolio	27%	—
Portfolio Turnover of the Large-Cap Growth Portfolio	46%	—
Portfolio Turnover of the Large-Cap Value Portfolio	35%	—
Portfolio Turnover of the Multi-Cap Growth Portfolio	159%	—
Portfolio Turnover of the Small-Cap Growth Portfolio	75%	—
Portfolio Turnover of the SMID-Cap Portfolio	81%	—

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Class C commenced operations on December 29, 2006.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return would have been lower had certain expenses not been reduced during the periods shown.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment advisory fee and/or subsidized certain operating expenses (equal to 3.24% and 69.96% of average daily net assets for the year ended December 31, 2007 and the period ended December 31, 2006, respectively).

See notes to financial statements
8

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended December 31, 2007(1)	Period Ended December 31, 2006(1)(2)
Net asset value — Beginning of period	$10.000	$10.000
Income (loss) from operations
Net investment income	$0.100	$—
Net realized and unrealized gain	1.438	—
Total income from operations	$1.538	$—
Less distributions
From net investment income	$(0.020)	$—
Tax return of capital	(0.018)	—
Total distributions	$(0.038)	$—
Net asset value — End of period	$11.500	$10.000
Total Return(3)	15.38%	—
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$156	$10
Ratios (As percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.26%	—
Expenses after custodian fee reduction(4)(5)	1.26%	—
Net investment income	0.89%	—
Portfolio Turnover of the International Equity Portfolio	27%	—
Portfolio Turnover of the Large-Cap Growth Portfolio	46%	—
Portfolio Turnover of the Large-Cap Value Portfolio	35%	—
Portfolio Turnover of the Multi-Cap Growth Portfolio	159%	—
Portfolio Turnover of the Small-Cap Growth Portfolio	75%	—
Portfolio Turnover of the SMID-Cap Portfolio	81%	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Class I commenced operations on December 29, 2006.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return would have been lower had certain expenses not been reduced during the periods shown.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment advisory fee and/or subsidized certain operating expenses (equal to 3.21% and 68.96% of average daily net assets for the year ended December 31, 2007 and the period ended December 31, 2006, respectively).

See notes to financial statements
9

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Under normal market conditions, the Fund's investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund currently invests all of its investable assets in the following six equity portfolios managed by Eaton Vance Management (EVM) or its affiliates: Multi-Cap Growth Portfolio, International Equity Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Small-Cap Growth Portfolio and SMID-Cap Portfolio (the Portfolios), which are New York trusts. The investment objectives and policies of the Portfolios together are the same as those of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Multi-Cap Growth Portfolio, International Equity Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Small-Cap Growth Portfolio and SMID-Cap Portfolio (0.7%, 7.9%, 2.4%, less than 0.1%, 2.4% and 4.5%, respectively, at December 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral), affiliated investment

10

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

companies managed by Boston Management and Research (BMR) and EVM, respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $15,990 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015.

Additionally, at December 31, 2007, the Fund had a net capital loss of $29,296 attributable to security transactions incurred after October 31, 2007. This net capital loss is treated as arising on the first day of the Fund's taxable year ending December 31, 2008.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund's federal tax returns filed in the initial year of operations from December 29, 2006 to December 31, 2006 and the year ended December 31, 2007 remain subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Offering Costs — Offering costs incurred by the Fund are amortized to expense over twelve months.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

11

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the year ended December 31, 2007 was as follows:

Distributions declared from:
Ordinary income	$10,921
Tax return of capital	$9,478

During the year ended December 31, 2007, accumulated net realized loss was increased by $728 and accumulated undistributed net investment income was increased by $728 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October loss	$(45,286)
Net unrealized appreciation	$572,543

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax accounting for partnership allocations.

3  Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.80% of the Fund's average daily net assets up to $500 million that are invested directly in securities, and is payable monthly. On net assets of $500 million and over that are invested directly in securities, the annual fee is reduced. To the extent Fund assets are invested in the Portfolios, the Fund is allocated its share of the advisory fee paid by each Portfolio in which it invests. The Fund's allocated portion of the advisory fees paid by the Portfolios totaled $34,428 for the year ended December 31, 2007. There were no advisory fees paid by the Fund for investing directly in securities for the year ended December 31, 2007. For the year ended December 31, 2007, the Fund's investment advisory fee, including the advisory fees allocated from the Portfolios, was 0.74% of the Fund's average daily net assets. The administration fee is earned by EVM as compensation for managing and administrating the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended December 31, 2007, the administration fee amounted to $6,881. Pursuant to a voluntary expense reimbursement, the administrator was allocated $150,791 of the Fund's operating expenses for the year ended December 31, 2007. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2007, EVM earned $278 in sub-transfer agent fees. The Fund was informed that EVD, a subsidiary of EVM, received $24,112 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2007. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended

12

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

December 31, 2007 amounted to $8,814 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended December 31, 2007, the Fund paid or accrued to EVD $7,873 for Class C shares, representing 0.75% of the average daily net assets of Class C shares. At December 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $109,000. The Class C Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2007 amounted to $2,624 for Class C shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2007, the Fund was informed that EVD received approximately $8,600 and $400 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2007, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
International Equity Portfolio	$2,533,401	$224,061
Large-Cap Growth Portfolio	3,166,751	280,076
Large-Cap Value Portfolio	2,850,076	252,069
Multi-Cap Growth Portfolio	1,520,040	134,437
Small-Cap Growth Portfolio	950,026	84,023
SMID-Cap Portfolio	1,646,714	145,641

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows

Class A	Year Ended December 31, 2007	Period Ended December 31, 2006(1)
Sales	864,358	48,000
Issued to shareholders electing to receive payments of distributions in Fund shares	1,487	—
Redemptions	(139,536)	—
Net increase	726,309	48,000
Class C	Year Ended December 31, 2007	Period Ended December 31, 2006(1)
Sales	277,719	1,000
Redemptions	(4,074)	—
Net increase	273,645	1,000
Class I	Year Ended December 31, 2007	Period Ended December 31, 2006(1)
Sales	12,520	1,000
Issued to shareholders electing to receive payments of distributions in Fund shares	41	—
Net increase	12,561	1,000

(1)  Class A, Class C and Class I commenced operations on December 29, 2006.

13

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

14

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance
Equity Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Equity Asset Allocation Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from the start of business, December 29, 2006, to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Equity Asset Allocation Fund as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from the start of business, December 29, 2006, to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

15

Eaton Vance Equity Asset Allocation Fund as of December 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2008 showed the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of the qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $32,218 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualified under tax law. For the Fund's fiscal 2007 ordinary income dividends, 35.43% qualified for the corporate dividends received deduction.

16

Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that in order for a fund to enter into an investment advisory agreement with an investment adviser, the fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the fund ("Independent Trustees"), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on November 13, 2006, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement, of the Eaton Vance Equity Asset Allocation Fund (the "Fund") with Eaton Vance Management (the "Adviser"). The Board noted that the Fund is structured as a fund-of-funds, and will invest principally in the Growth Portfolio, the International Equity Portfolio, the Large-Cap Growth Portfolio, the Large-Cap Value Portfolio, the Small-Cap Growth Portfolio and the SMID-Cap Portfolio (the "Underlying Funds"), although it has the authority to invest directly in other securities if desired. Each of the Underlying Funds is advised by Boston Management and Research ("BMR"), an affiliate of the Adviser. The International Equity Portfolio is sub-advised by Eagle Global Advisors, L.L.C. ("Eagle") and the SMID-Cap Portfolio is sub-advised by Atlanta Capital Management, LLC ("Atlanta Capital" and, together with Eagle, the "Sub-advisers"). Atlanta Capital is an affiliate of the Adviser. The Board reviewed information furnished for the November 2006 meeting as well as information previously furnished with respect to the approval of other investment advisory and sub-advisory agreements for other Eaton Vance Funds, including the Underlying Funds. Such information included, among other things, the following:

Information about Fees, Underlying Fund Performance and Expenses

•  The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;

•  An independent report comparing the investment performance of the Underlying Funds to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance of the Underlying Funds in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management

•  Descriptions of the investment management services to be provided to the Fund and the Underlying Funds, including the investment strategies and processes to be employed;

•  Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation both for the Fund, in the event the Fund chooses to invest directly, and by BMR and the Sub-advisers for the Underlying Funds, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the Funds' and the Underlying Funds' brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;

•  The procedures and processes to be used to determine the fair value of Fund and Underlying Fund assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser, BMR, and the Sub-advisers

•  Reports detailing the financial results and condition of the Adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and Underlying Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of the Adviser and its affiliates together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

17

Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and Fund accountants by the Adviser (which is also the administrator); and

•  The terms of the advisory and sub-advisory agreements of the Fund and of the Underlying Funds

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund's investment advisory agreement with the Adviser, including its fee structure, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and to the Underlying Funds by BMR and the Sub-advisers.

The Board considered each of the Adviser's, BMR's, and the Sub-adviser's management capabilities and investment process with respect to the types of investments to be held by the Underlying Funds and by the Fund, including the education, experience and number of its respective investment professionals and other personnel who provide portfolio management, investment research, and similar services to any Underlying Fund, as applicable, or the Fund. The Board noted the Adviser's and BMR's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management. The Board further noted that the Adviser would be deciding the allocation of assets among the Underlying Funds and, potentially, other assets.

The Board reviewed the compliance programs of the Adviser, BMR and the Sub-advisers. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

Because the Fund has not yet commenced operations, it has no performance record. However, the Board had previously reviewed comparative performance data for the Underlying Funds in connection with the annual review of the advisory contracts for the Underlying Funds that last concluded in April of 2006 and will be reviewing performance of the Underlying Funds in connection with the annual advisory contract review for those Funds. The Board concluded that it would be appropriate to consider the performance of the Underlying Funds as part of the upcoming contract review process.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative services fee rates, to be payable by the Fund, directly or indirectly through the Underlying Funds (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and estimated expense ratio for a one-year period. The Board noted that there is no separate advisory fee for assets invested in the Underlying Funds and that for assets the Fund invests in directly, the advisory fee would approximate the fee to be earned on the expected allocation among the Underlying Funds. After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, BMR and the Sub-advisers, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

18

Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Underlying Funds. The Board noted that for assets invested in Underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund can be expected to share such benefits equitably.

19

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and International Equity Portfolio (IEP), Large-Cap Growth Portfolio (LCGP), Large-Cap Value Portfolio (LCVP), Multi-Cap Growth Portfolio (MCGP), Small-Cap Growth Portfolio (SCGP), and SMID-Cap Portfolio (SMIDP) (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research,"EVD" refers to Eaton Vance Distributors, Inc., "Fox" refers to Fox Asset Management LLC, "Atlanta Capital" refers to Atlanta Capital Management Company, L.L.C. and "Eagle" refers to Eagle Global Advisers, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee, President of the Trust and Vice President of SMIDP	Trustee since 2007; President of the Trust since 2002 and Vice President of SMIDP since 2001	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust and Portfolios.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Trustee of the Trust and LCGP, LCVP, MCGP, SCGP and SMIDP since 2005 and of IEP since 2006	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Trustee of the Trust and LCGP, LCVP, MCGP, SCGP and SMIDP since 2003 and of IEP since 2006	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Trustee of the Trust and LCGP, LCVP, MCGP, SCGP and SMIDP since 2003 and of IEP since 2006	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of LCVP and MCGP since 1993; of SCGP since 2000; of SMIDP since 2001; of LCGP since 2002; and of IEP since 2006	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

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Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust and LCVP and MCGP since 1998; of SCGP since 2000; of SMIDP since 2001;of LCGP since 2002; and of IEP since 2006	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust, LCGP, LCVP, MCGP, SCGP, and SMIDP since 2005 and of IEP since 2006	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Edward R. Allen, III 7/5/60	Vice President of IEP	Since 2006	Partner and Chairman of the International Investment Committee of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM and BMR.

William O. Bell, IV 7/26/73	Vice President of SMIDP	Since 2004	Vice President of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of MCGP	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director – Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

W. Matthew Hereford 6/21/72	Vice President of SMIDP	Since 2004	Vice President of Atlanta Capital. Officer of 1 registered investment company managed by EVM or BMR.

Thomas N. Hunt, III 11/6/64	Vice President of IEP	Since 2006	Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

21

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 19 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust and LCVP	Vice President of the Trust since 2006 and of LCVP since 1999	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of LCGP	Since 2002	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Charles B. Reed 10/9/65	Vice President of SMIDP	Since 2001	Managing Director of Atlanta Capital. Officer of 1 registered investment company managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolios	Vice President of the Trust since 2006 and President of LCGP, LCVP, MCGP and SCGP since 2002; of IEP since 2006 and of SMIDP since 2007	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 10/25/46	Vice President of SCGP	Since 2006	Vice President of EVM and BMR since 2006. Previously, Senior Managing Director and small- and mid-cap core Portfolio Manager with ForstmannLeff Associates (2004-2006). Previously, Executive Vice President and Portfolio Manager with Schroder Investment Management North America, Inc. (1994-2004). Officer of 3 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolios since 2008(2)	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

22

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Of the Trust and LCGP, LCVP, MCGP, SCGP and SMIDP since 2004 and of IEP since 2006	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVM, BMR, EVD, EVC and EV. Previously, Chief Operation Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell was Assistant Treasurer of LCVP and MCGP since 1998; of SCGP since 2000; of SMIDP since 2001; of LCGP since 2002 and of IEP since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

23

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Investment Adviser of
International Equity Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio,
Multi-Cap Growth Portfolio, Small-Cap Growth Portfolio and SMID-Cap Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Equity Asset Allocation Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Equity Asset Allocation Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

2841-2/08  EAASRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the

Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Balanced Fund, Eaton Vance Capital & Income Strategies Fund, Eaton Vance Emerging Markets Fund, Eaton Vance Equity Asset Allocation Fund, Eaton Vance Greater India Fund, Eaton Vance Institutional Short Term Income Fund,  Eaton Vance Institutional Short Term Treasury Fund, Eaton Vance Investment Grade Income Fund, Eaton Vance Large-Cap Growth Fund, Eaton Vance Large-Cap Value Fund, Eaton Vance Real Estate Fund, Eaton Vance Small-Cap Growth Fund, Eaton Vance Small-Cap Value Fund, Eaton Vance Special Equities Fund, and Eaton Vance Dividend Builder Fund (the “Fund(s)”) are the series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The following tables represent the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended December 31, 2006 and December 31, 2007 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Balanced Fund

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$30,600	$24,000

Audit-Related Fees(1)	0	0

Tax Fees(2)	$15,550	$15,000

All Other Fees(3)	0	0

Total	$46,150	$39,000

Eaton Vance Dividend Builder Fund

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$24,400	$24,000

Audit-Related Fees(1)	0	0

Tax Fees(2)	$10,300	$8,500

All Other Fees(3)	0	0

Total	$34,700	$32,500

Eaton Vance Capital & Income Strategies Fund

Fiscal Years Ended	*12/31/06	12/31/07

Audit Fees	$2,000	$20,000

Audit-Related Fees(1)	0	0

Tax Fees(2)	$2,500	$12,000

All Other Fees(3)	0	0

Total	$4,500	$32,000

* For the period from commencement of operations on December 29, 2006 to December 31, 2006

Eaton Vance Emerging Markets Fund

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$10,180	$11,820

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,775	$5,977

All Other Fees(3)	0	0

Total	$15,955	$17,797

Eaton Vance Equity Asset Allocation Fund

Fiscal Years Ended	*12/31/06	12/31/07

Audit Fees	$2,000	$28,600

Audit-Related Fees(1)	0	0

Tax Fees(2)	$1,550	$18,000

All Other Fees(3)	0	0

Total	$3,550	$46,600

* For the period from commencement of operations on December 29, 2006 to December 31, 2006

Eaton Vance Greater India Fund

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$12,030	$13,670

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,775	$5,977

All Other Fees(3)	0	0

Total	$17,805	$19,647

Eaton Vance Institutional Short Term Income Fund

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$31,680	$32,070

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,885	$6,091

All Other Fees(3)	0	0

Total	$37,565	$38,161

Eaton Vance Institutional Short Term Treasury Fund

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$20,860	$21,100

Audit-Related Fees(1)	0	0

Tax Fees(2)	$6,100	$6,314

All Other Fees(3)	0	0

Total	$26,960	$27,414

Eaton Vance Investment Grade Income Fund

Fiscal Years Ended	*12/31/07

Audit Fees	$11,000

Audit-Related Fees(1)	0

Tax Fees(2)	$10,000

All Other Fees(3)	0

Total	$21,000

* For the period from commencement of operations on March 21, 2007 to December 31, 2007

Eaton Vance Large-Cap Growth Fund

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$9,020	$10,410

Audit-Related Fees(1)	0	0

Tax Fees(2)	$6,320	$6,541

All Other Fees(3)	0	0

Total	$15,340	$16,951

Eaton Vance Large Cap Value Fund

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$24,700	$15,000

Audit-Related Fees(1)	0	0

Tax Fees(2)	$13,450	$8,500

All Other Fees(3)	0	0

Total	$38,150	$23,500

Eaton Vance Real Estate Fund

Fiscal Years Ended	*12/31/06	12/31/07

Audit Fees	$5,000	$13,700

Audit-Related Fees(1)	0	0

Tax Fees(2)	$4,500	$4,658

All Other Fees(3)	0	0

Total	$9,500	$18,358

* For the period from commencement of operations on April 26, 2006 to December 31, 2006

Eaton Vance Small-Cap Growth Fund

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$24,400	$18,000

Audit-Related Fees(1)	0	0

Tax Fees(2)	$14,550	$8,500

All Other Fees(3)	0	0

Total	$38,950	$26,500

Eaton Vance Small-Cap Value Fund

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$19,830	$21,220

Audit-Related Fees(1)	0	0

Tax Fees(2)	$6,320	$6,541

All Other Fees(3)	0	0

Total	$26,150	$27,761

Eaton Vance Special Equities Fund

Fiscal Years Ended	12/31/06	12/31/07

Audit Fees	$24,400	$24,000

Audit-Related Fees(1)	0	0

Tax Fees(2)	$10,375	$8,500

All Other Fees(3)	0	0

Total	$34,775	$32,500

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds, comprising all of the series of the Trust, have the same fiscal year end (December 31).  The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the series in the Trust by each series’ respective principal accountant of each series for the last two fiscal years of each series. For certain series, Pricewaterhouse Coopers was the principal accountant for the fiscal years ended 2006. During the fiscal years ended 2007, Pricewaterhouse Coopers was replaced by D&T.

	12/31/06		12/31/07
Fiscal Years Ended	PricewaterhouseCoopers LLP	Deloitte & Touche LLP	PricewaterhouseCoopers LLP	Deloitte & Touche LLP

Audit Fees	$130,500	$122,680	$0	$277,590

Audit-Related Fees(1)	$0	$0	$0	$0

Tax Fees(2)	$66,675	$42,225	$0	$121,090

All Other Fees	$0	$0	$0	$0

Total	$197,175	$164,905	$0	$398,680

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended December 31, 2006 and December 31, 2007, $35,000 was billed each fiscal year by D&T, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to all of the Funds by each Fund’s respective principal accountant for the last two fiscal years of each Funds; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Fund’s respective principal accountant for the last two fiscal years of each Fund. For the fiscal years ended 2007, for certain Funds, Pricewaterhouse Coopers was replaced by D&T.

	12/31/06		12/31/07
Fiscal Years Ended	PricewaterhouseCoopers LLP	Deloitte & Touche LLP	PricewaterhouseCoopers LLP	Deloitte & Touche LLP

Registrant(1)	$66,675	$42,225	$0	$121,090

Eaton Vance(2)	$100,698	$69,600	$0	$281,446

(1)	Includes all of the Series in the Trust.

(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 15, 2008

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	February 15, 2008